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2019 Notice of Meeting and Proxy Statement

MACY’S, INC.
7 West Seventh Street, Cincinnati, Ohio 45202
and
151 West 34th Street, New York, New York 10001
To the Shareholders:
I invite you to join me, our Board of Directors, senior management team and your fellow shareholders at Macy’s 2019 Annual Meeting of Shareholders scheduled for Friday, May 17, 2019, 11:00 a.m., Eastern Time, at Macy’s offices located at 7 West Seventh Street, Cincinnati, Ohio 45202. We are enclosing the notice of meeting, proxy statement and form of proxy with this letter.
Once again, we are pleased to save costs and help protect the environment by using the “Notice and Access” method of delivering proxy materials. Instead of receiving paper copies of our proxy materials, many of you will receive a Notice Regarding the Availability of Proxy Materials, which provides an Internet address where you can access electronic copies of the proxy statement and our Annual Report on Form 10-K for the fiscal year ended February 2, 2019 and vote your shares. This website also has instructions for voting by phone and for requesting paper copies of the proxy materials and proxy card.
Your vote is important and we want your shares to be represented at the meeting. Regardless of whether you plan to attend the annual meeting, we hope you will vote as soon as possible. We encourage you to read the proxy statement and cast your vote promptly. You may vote by telephone or over the Internet, or by completing, signing, dating and returning the enclosed proxy card or voting instruction card if you requested or received printed proxy materials.
We appreciate your continued confidence in and support of Macy’s, Inc.
Sincerely,
JEFF GENNETTE
Chairman and Chief Executive Officer
April 3, 2019
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE CAST YOUR VOTE PROMPTLY.

NOTICE OF THE 2019 ANNUAL MEETING OF SHAREHOLDERS OF MACY’S, INC.

TIME AND PLACE
Macy’s, Inc. Corporate Office 7 West Seventh Street, Cincinnati, OH 45202
May 17, 2019
11:00 a.m. (Eastern Time)

RECORD DATE
You must be a shareholder of record as of the close of business on March 21, 2019 to attend and vote at the Annual Meeting of Shareholders and any adjournment thereof.

ITEMS OF BUSINESS
1	Elect 11 members of Macy’s board of directors named and for the term described in this Proxy Statement
2	Ratify the appointment of KPMG LLP as Macy’s independent registered public accounting firm for the fiscal year ending February 1, 2020
3	Hold an advisory vote to approve the compensation of our named executive officers
4	Consider and vote on the shareholder proposals described in this Proxy Statement, if properly presented at the meeting
5	Transact any other business as may properly come before the meeting or any postponement or adjournment of the meeting

PROXY VOTING
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In person at the Annual Meeting	By telephone at 1 (800) 690-6903	Over the Internet at www.proxyvote.com	By mailing your completed proxy to Macy’s, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717	By scanning the QR code with your mobile device
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If your shares are held in “street name” with a broker or similar party, you have a right to direct that organization on how to vote the shares held in your account. You will need to contact your broker to determine whether you will be able to vote using one of these alternative methods.
Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares by completing and returning the proxy card promptly, or by voting by telephone or over the Internet, prior to the Annual Meeting to ensure that your shares will be represented.
ANNUAL MEETING ADMISSION
For security reasons, a picture identification will be required if you attend the Annual Meeting. We reserve the right to exclude any person whose name does not appear on our official shareholder list as of the Record Date. If you hold shares in “street name,” you must bring a letter from your broker, or a current brokerage statement, to indicate that the broker is holding shares for your benefit. We also reserve the right to request any person leave the Annual Meeting who is disruptive, refuses to follow the rules established for our meeting or for any other reason. Cameras, recording devices and other electronic devices, signs and placards will NOT be permitted at the meeting.
The Annual Meeting will begin promptly at 11:00 a.m. (Eastern Time). No one will be admitted after that time.
By Order of the Board of Directors,
ELISA D. GARCIA
Secretary
April 3, 2019
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 17, 2019.

The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K for the year ended February 2, 2019 are available at www.proxyvote.com and www.macysinc.com.
The Notice of Annual Meeting of Shareholders, this proxy statement, our Annual Report on Form 10-K for the fiscal year ended February 2, 2019 (fiscal 2018) and a proxy card or voting instruction card are being mailed to, or can be accessed online by, shareholders on or about April 3, 2019.

PROXY STATEMENT

PROXY SUMMARY

This summary highlights certain information contained elsewhere in our proxy statement. This summary does not contain all the information you should consider. You should read the entire proxy statement carefully before voting.
ANNUAL MEETING OF SHAREHOLDERS
TIME AND PLACE
Macy’s, Inc. Corporate Office 7 West Seventh Street, Cincinnati, OH 45202
May 17, 2019
11:00 a.m. (Eastern Time)

RECORD DATE
You must be a shareholder of record as of the close of business on March 21, 2019 to attend and vote at the Annual Meeting of Shareholders and any adjournment thereof.

PROXY VOTING
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In person at the Annual Meeting	By telephone at 1 (800) 690-6903	Over the Internet at www.proxyvote.com	By mailing your completed proxy to Macy’s, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717	By scanning the QR code with your mobile device
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VOTING MATTERS
PROPOSAL		VOTING RECOMMENDATION	PAGE
1	Election of 11 directors	FOR each nominee	5
2	Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending February 1, 2020	FOR	27
3	Advisory vote to approve our named executive officer compensation	FOR	29
4	Shareholder proposal on political disclosure	AGAINST	73
5	Shareholder proposal on recruitment and forced labor	AGAINST	76
Macy’s, Inc. 2019 Notice of Meeting and Proxy Statement  1

PROXY SUMMARY
CORPORATE GOVERNANCE HIGHLIGHTS
We believe that good governance is integral to achieving long-term shareholder value. We are committed to governance policies and practices that serve the interests of the Company and our shareholders. Our corporate governance policies and practices include:

HIGHLIGHTS OF CORPORATE GOVERNANCE
	Page		Page
✔ 10 of 11 Director Nominees are Independent	3	✔ Lead Independent Director	14
✔ Annual Board and Committee Evaluations	18	✔ Majority Voting in Uncontested Director Elections	83
✔ Annual Election of All Directors	5	✔ No Shareholder Rights Plan	n/a
✔ Board and Committee Oversight of Risk	15	✔ Policy Prohibiting Pledging and Hedging Ownership of Macy’s Stock	26; 48
✔ Confidential Shareholder Voting Policy	82	✔ Proxy Access	22; 85
✔ Director Resignation Policy	23	✔ Regular Executive Sessions of Independent Directors	14
✔ Director Retirement Policy	22	✔ Share Ownership Guidelines for Directors and Executive Officers	26; 48
✔ Diverse Board in Terms of Gender, Ethnicity, Experience and Skills	4	✔ Single Voting Policy	82
✔ Independent Board Committees	16
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PROXY SUMMARY
NOMINEES FOR DIRECTOR (page 5)
Chair Member		Director Since	Principal Occuption	Independent	Other Pubic Company Boards	Key Committee Membership
						Audit	Compensation & Management Development	Finance	Nominating & Corporate Governance
Name/Age	Experience
David P. Abney (63)	• Senior Leadership • Finance/Accounting • Corporate Governance • Global/International • Risk Management	2018	Chairman and CEO of United Parcel Service, Inc.	✔	1
Francis S. Blake (69)	• Senior Leadership • Finance/Accounting • Corporate Governance • Global/International • Retail • Risk Management	2015	Former Chairman and CEO of The Home Depot, Inc.	✔	2
John A. Bryant (53)	• Senior Leadership • Finance/Accounting • Corporate Governance • Global/International • Retail • Risk Management	2015	Former Chairman, President and CEO of Kellogg Company	✔	2
Deirdre P. Connelly (58)	• Senior Leadership • Human Resources • Global/International • Marketing/Brand Management	2008	Former President, North American Pharmaceuticals of GlaxoSmithKline	✔	2
Jeff Gennette (57)	• Senior Leadership • Retail • Marketing/Brand Management • eCommerce • Risk Management	2016	Chairman and CEO of Macy’s, Inc.		0
Leslie D. Hale (46)	• Senior Leadership • Finance/Accounting • Investment Banking & Real Estate • Investor Relations • Risk Management	2015	President and CEO of RLJ Lodging Trust	✔	1
William H. Lenehan (42)	• Senior Leadership • Finance/Accounting • Corporate Governance • Investment Banking & Real Estate • Risk Management	2016	President and CEO of Four Corners Property Trust, Inc.	✔	1
Sara Levinson (68)	• Senior Leadership • Corporate Governance • Marketing/Brand Management • eCommerce	1997	Co-Founder and Director of Katapult	✔	1
Joyce M. Roché (72)	• Senior Leadership • Finance/Accounting • Corporate Governance • Retail • Marketing/Brand Management • Risk Management	2006	Former President and CEO of Girls Incorporated	✔	2
Paul C. Varga (55)	• Senior Leadership • Finance/Accounting • Corporate Governance • Global/International • Retail • Marketing/Brand Management • Risk Management	2012	Former Chairman and CEO of Brown-Forman Corporation	✔	1
Marna C. Whittington (71)	• Senior Leadership • Finance/Accounting • Corporate Governance • Investment Banking • Risk Management	1993	Former CEO of Allianz Global Investors Capital	✔	2
Macy’s, Inc. 2019 Notice of Meeting and Proxy Statement  3

PROXY SUMMARY
Our director nominees provide an effective mix of experience and fresh ideas, as well as gender, age and ethnic diversity.
●
<5 years

●
5 to <10 years

●
10 to <20 years

●
≥20 years

●
<50 years

●
50 to <60 years

●
60 to <70 years

●
≥70 years

ETHNIC
♦ Hispanic
♦ ♦ African American
♢ ♢ ♢ ♢ ♢ ♢ ♢ ♢
27%
GENDER
Female
Male
45%

EXECUTIVE COMPENSATION PROGRAM
Our executive compensation program and our methodology for setting pay opportunities and approving payouts are discussed in the Compensation Discussion & Analysis (CD&A), beginning on page 30.
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ITEM 1. ELECTION OF DIRECTORS

In accordance with the recommendation of the Nominating and Corporate Governance (NCG) Committee, the Board has nominated the following individuals for election as directors. Each nominee is currently a member of the Board. If elected, each nominee will serve for a one-year term expiring at our annual meeting of shareholders in 2020 or until his or her successor is duly elected and qualified.
Information regarding the director nominees is set forth below. Ages are as of March 21, 2019. The criteria considered and process undertaken by the NCG
Committee in recommending qualified director candidates is described under “Further Information Concerning the Board of Directors – Director Nomination and Qualifications.”
Each nominee has agreed to serve if elected. If any nominee becomes unavailable to serve before the annual meeting, the Board may designate a substitute nominee and the persons named as proxies may, in their discretion, vote your shares for the substitute nominee. Alternatively, the Board may reduce the number of directors to be elected at the annual meeting.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE NOMINEES NAMED BELOW, AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.
NOMINEES FOR ELECTION AS DIRECTORS:
David P. Abney

Current and Past Positions:
•
Chief Executive Officer of United Parcel Service, Inc. (UPS), a multinational package delivery and supply chain management company, since September 2014 and Chairman of the Board since March 2016.

•
Chief Operating Officer of UPS from 2007 to 2014.

•
Senior Vice President and President of UPS International from 2003 to 2007.

•
Mr. Abney began his UPS career in 1974.

Key Qualifications, Experience and Attributes:
Mr. Abney has many years of leadership experience as the Chief Executive Officer of a complex, global business enterprise with a large, labor-intensive workforce. He has significant expertise in operations and logistics, and has significant international experience. Mr. Abney also has experience serving as a director of a global diversified technology and industrial company.

Chief Executive Officer and Chairman of the Board of United Parcel Service, Inc.
Age: 63
Director Since: October 2018
Committees:
•
CMD

Other Current Public Directorships:
•
United Parcel Service, Inc.

Other Previous Public Directorships During Last Five Years:
•
Johnson Controls International plc (until 2018)

Macy’s, Inc. 2019 Notice of Meeting and Proxy Statement  5

ITEM 1. ELECTION OF DIRECTORS
Francis S. Blake

Current and Past Positions:
•
Chairman of The Home Depot, Inc., a multinational home improvement retailer, from January 2007 until his retirement in February 2015.

•
Chief Executive Officer of The Home Depot, Inc. from January 2007 to November 2014.

•
Vice Chairman of The Home Depot, Inc. from October 2006 to January 2007.

•
Executive Vice President – Business Development and Corporate Operations of The Home Depot, Inc. from 2002 to January 2007. In this position, Mr. Blake was responsible for the company’s real estate, store construction, credit services, strategic business development, growth initiatives, and international and home services businesses.

•
Prior to his affiliation with The Home Depot, Inc., Mr. Blake served in a variety of executive positions at General Electric Company from 1992 to May 2001, including as Senior Vice President, Corporate Business Development in charge of all worldwide mergers, acquisitions and dispositions and identification of strategic growth opportunities.

•
U.S. Deputy Secretary of Energy from May 2001 to March 2002.

Key Qualifications, Experience and Attributes:
Mr. Blake has extensive leadership experience as a former Chief Executive Officer and senior executive of large publicly-traded companies with global operations. He has extensive background in strategy and general management of large organizations and significant knowledge of the retail consumer industry, supply chain, merchandising, customer service, growth initiatives, and evolving market practices. Mr. Blake has several years of valuable experience as a public company board member and expertise in finance, risk management, strategy and governance through his service on board committees.

Former Chairman and Chief Executive Officer of The Home Depot, Inc.
Age: 69
Director Since: November 2015
Committees:
•
CMD

•
NCG

Other Current Public Directorships:
•
Delta Air Lines, Inc.

•
The Procter & Gamble Company

Other Previous Public Directorships During Last Five Years:
•
The Home Depot, Inc. (until 2015)

6  investors.macysinc.com

ITEM 1. ELECTION OF DIRECTORS
John A. Bryant

Current and Past Positions:
•
Chairman of the Board of Kellogg Company, a multinational cereal and snack food producer, from July 2014 to March 2018.

•
Retired as President and Chief Executive Officer of Kellogg Company in October 2017 having served in that role since January 2011.

•
Member of the Board of Kellogg Company from July 2010 to March 2018.

•
Held various operating roles, including President Kellogg International, President Kellogg North America, and Chief Operating Officer, Kellogg Company, from December 2006 to January 2011.

•
Chief Financial Officer of Kellogg Company from February 2002 to June 2004 and again from December 2006 to December 2009.

•
Mr. Bryant joined Kellogg Company in 1998 and was promoted during the next four years to a number of key financial and executive leadership roles.

•
Mr. Bryant was a trustee of the W. K. Kellogg Foundation Trust from 2015 to 2018.

Key Qualifications, Experience and Attributes:
Mr. Bryant has many years of leadership experience as a Chief Executive Officer, Chief Financial Officer and senior executive of a large public company with global operations. He has extensive knowledge and expertise in accounting and financial matters, branded consumer products and consumer dynamics, crisis management, international markets, people management, the retail environment and strategy and strategic planning. In addition, Mr. Bryant has several years of valuable experience as a public company board member.

Former Chairman, President and Chief Executive Officer of Kellogg Company
Age: 53
Director Since: March 2015
Committees:
•
Audit (chair)

•
Finance

Other Current Public Directorships:
•
Compass PLC

•
Ball Corporation

Other Previous Public Directorships During Last Five Years:
•
Kellogg Company (until 2018)

Deirdre P. Connelly

Current and Past Positions:
•
President, North American Pharmaceuticals of GlaxoSmithKline, a global pharmaceutical company, from February 2009 until her retirement in February 2015.

•
President – U.S. Operations of Eli Lilly and Company from June 2005 to January 2009.

•
Senior Vice President – Human Resources of Eli Lilly and Company from October 2004 to June 2005.

•
Executive Director, Human Resources – U.S. Operations of Eli Lilly and Company from 2003 to October 2004.

•
Leader, Women’s Health Business – U.S. Operations of Eli Lilly and Company from 2001 to 2003.

Key Qualifications, Experience and Attributes:
Ms. Connelly has many years of leadership experience as a senior executive of large publicly-traded companies with global operations. She has extensive knowledge and expertise in strategy, operations, product development, brand marketing and merchandising. In addition, as a former Human Resources executive, Ms. Connelly also has valuable insight in managing a large-scale, diverse workforce.

Former President, North American Pharmaceuticals of GlaxoSmithKline
Age: 58
Director since: January 2008
Committees:
•
CMD

•
NCG

Other Current Public Directorships:
•
Lincoln National Corporation

•
Genmab A/S

Macy’s, Inc. 2019 Notice of Meeting and Proxy Statement  7

ITEM 1. ELECTION OF DIRECTORS
Jeff Gennette

Current and Past Positions:
•
Chief Executive Officer of Macy’s, Inc. since March 2017, Chairman of the Board of Macy’s, Inc. since January 2018.

•
President of Macy’s, Inc. from March 2014 to August 2017.

•
Chief Merchandising Officer from February 2009 to March 2014.

•
Chairman and Chief Executive Officer of Macy’s West in San Francisco from February 2008 to February 2009.

•
Chairman and Chief Executive Officer of Seattle-based Macy’s Northwest from February 2006 to February 2008.

Key Qualifications, Experience and Attributes:
Mr. Gennette has over three decades of experience with Macy’s which gives him unique insights to Macy’s strategy and operations. Mr. Gennette began his retail career in 1983 as an executive trainee at Macy’s West. Mr. Gennette has deep knowledge of marketing, merchandising, risk management and e-commerce with a focus on the Macy’s customer.

Chairman and Chief Executive Officer of Macy’s, Inc. Age: 57 Director since: June 2016
Leslie D. Hale

Current and Past Positions:
•
President and Chief Executive Officer of RLJ Lodging Trust, a publicly-traded lodging real estate investment trust, since August 2018.

•
Executive Vice President and Chief Financial Officer of RLJ Lodging Trust from February 2013 to August 2018, Chief Operating Officer from July 2016 to August 2018 and Treasurer to July 2016.

•
Chief Financial Officer, Treasurer and Senior Vice President of RLJ Lodging Trust from May 2011 to January 2013.

•
Chief Financial Officer and Senior Vice President of Real Estate and Finance of RLJ Development from September 2007 until the formation of RLJ Lodging Trust in 2011.

•
Vice President of Real Estate and Finance for RLJ Development from 2006 to September 2007 and Director of Real Estate and Finance from 2005 to 2006.

•
From 2002 to 2005, Mrs. Hale held several positions within the global financial services divisions of General Electric Company, including as a Vice President in the business development group of GE Commercial Finance, and as an Associate Director in the GE Real Estate strategic capital group. Prior to that, she was an investment banker at Goldman, Sachs & Co.

Key Qualifications, Experience and Attributes:
Ms. Hale has many years of leadership experience as a senior executive of large public companies. She has extensive knowledge and experience in a wide range of financial disciplines, including corporate finance, treasury, real estate and business development. In addition, through her positions with RLJ Lodging Trust, General Electric and Goldman Sachs, Mrs. Hale also has expertise in investor relations, risk management, long-term strategic planning and mergers and acquisitions.

President and Chief Executive Officer, RLJ Lodging Trust Age: 46 Director since: January 2015 Committees: • Audit • Finance Other Current Public Directorships: • RLJ Lodging Trust

8  investors.macysinc.com

ITEM 1. ELECTION OF DIRECTORS
William H. Lenehan

Current and Past Positions:
•
President and Chief Executive Officer of Four Corners Property Trust, Inc., a real estate investment trust, since August 2015.

•
Special Advisor to the Board of Directors of EVOQ Properties, Inc., an owner of a substantial portfolio of development assets in downtown Los Angeles, California, from June 2012 to 2014.

•
Interim Chief Executive Officer of MI Developments, Inc. (now known as Granite Real Estate Investment Trust), a real estate operating company with a global net lease portfolio, from June 2011 to December 2011.

•
Investment Professional at Farallon Capital Management LLC, a global institutional asset management firm, from August 2001 to February 2011. At Farallon Capital Management, Mr. Lenehan was involved with numerous public and private equity investments in the real estate sector.

Key Qualifications, Experience and Attributes:
Mr. Lenehan has many years of investment and leadership experience in the real estate industry, both in public companies and private assets. Specifically, Mr. Lenehan has relevant experience in monetizing real estate held by operating companies. Mr. Lenehan has several years of valuable experience as a public company executive and board member and expertise in strategy, finance and corporate governance through his service on board committees.

President and Chief Executive Officer of Four Corners Property Trust, Inc.
Age: 42
Director since: April 2016
Committees:
•
Audit

•
Finance

Other Current Public Directorships:
•
Four Corners Property Trust, Inc.

Other Previous Public Directorships During Last Five Years:
•
Darden Restaurants, Inc. (until 2015)

•
Gramercy Property Trust Inc. (until 2015)

•
Stratus Properties, Inc. (until 2015)

Sara Levinson

Current and Past Positions:
•
Co-Founder and a Director of Katapult (formerly known as Kandu), a digital entertainment company making products for today’s creative generation, since April 2013.

•
Non-Executive Chairman of ClubMom, Inc., an online social networking community for mothers, from October 2002 to February 2008.

•
Chairman and Chief Executive Officer of ClubMom from May 2000 to September 2002.

•
President of the Women’s Group of publisher Rodale, Inc. from October 2002 to June 2005.

•
President of NFL Properties, Inc. from September 1994 to April 2000, where she oversaw a $2 billion consumer products and e-commerce division, corporate sponsorship, marketing, special events, club services and publishing.

Key Qualifications, Experience and Attributes:
Ms. Levinson has many years of leadership experience as a former senior executive of several major consumer-oriented companies in the publishing, entertainment, and sports licensing industries. She has extensive knowledge and expertise in marketing, merchandising and trademark licensing. In addition, she has expertise in social networking, e-commerce and technology innovation. Ms. Levinson has several years of valuable experience as a public company board member and expertise in strategy, governance and executive compensation through her service on board committees.

Co-Founder and a Director of Katapult Age: 68 Director since: May 1997 Committees: • CMD • NCG Other Current Public Directorships: • Harley Davidson, Inc.

Macy’s, Inc. 2019 Notice of Meeting and Proxy Statement  9

ITEM 1. ELECTION OF DIRECTORS
Joyce M. Roché

Current and Past Positions:
•
President and Chief Executive Officer of Girls Incorporated, a national non-profit research, education and advocacy organization, from September 2000 to May 2010.

•
Independent marketing consultant from 1998 to August 2000.

•
President and Chief Operating Officer of Carson Products Company from 1996 to 1998.

•
Ms. Roché also held senior marketing positions with Carson Products Company, Revlon, Inc. and Avon, Inc.

Key Qualifications, Experience and Attributes:
Ms. Roché has extensive leadership experience as the former Chief Executive Officer of a national nonprofit organization and former senior executive of several consumer products companies. She has extensive knowledge and experience in general management and in the marketing and merchandising areas, as well as financial acumen developed from her executive officer positions. Ms. Roché has several years of valuable experience as a public company board member and expertise in risk, accounting, executive compensation and governance through her service on board committees.

Former President and Chief Executive Officer of Girls Incorporated
Age: 72
Director since: February 2006
Committees:
•
Audit

•
NCG (chair)

Other Current Public Directorships:
•
AT&T, Inc.

•
Tupperware Corporation

Other Previous Public Directorships During Last Five Years:
•
Dr. Pepper Snapple Group (until 2017)

Paul C. Varga

Current and Past Positions:
•
Chairman and Chief Executive Officer of Brown-Forman Corporation, a spirits and wine company, from August 2007 until his retirement in December 2018.

•
President and Chief Executive Officer of Brown-Forman Beverages (a division of Brown-Forman Corporation) from 2003 to 2005.

•
Global Chief Marketing Officer for Brown-Forman Spirits from 2000 to 2003.

Key Qualifications, Experience and Attributes:
Mr. Varga has many years of leadership experience as the Chief Executive Officer of a global, publicly-traded consumer products company. He has extensive knowledge and experience in corporate finance, strategy, building brand awareness, product development, marketing, distribution and sales. In addition, Mr. Varga has several years of valuable experience as a public company board member.

Former Chairman and Chief Executive Officer of Brown-Forman Corporation
Age: 55
Director since: March 2012
Committees:
•
CMD (chair)

•
Finance

Other Current Public Directorships:
•
Brown-Forman Corporation

10  investors.macysinc.com

ITEM 1. ELECTION OF DIRECTORS
Marna C. Whittington

Current and Past Positions:
•
Chief Executive Officer of Allianz Global Investors Capital, a successor firm of Nicholas Applegate Capital Management, from 2002 until her retirement in January 2012. Allianz Global Investors Capital is a diversified global investment firm.

•
Chief Operating Officer of Allianz Global Investors, the parent company of Allianz Global Investors Capital, from 2001 to 2011.

•
Prior to joining Nicholas Applegate in 2001, Dr. Whittington was Managing Director and Chief Operating Officer of Morgan Stanley Investment Management.

•
Dr. Whittington started in the investment management industry in 1992, joining Philadelphia-based Miller Anderson & Sherrerd.

•
Executive Vice President and CFO of the University of Pennsylvania from 1984 to 1992. Earlier, she had been first, Budget Director, and later, Secretary of Finance, for the State of Delaware.

Key Qualifications, Experience and Attributes:
Dr. Whittington has many years of leadership experience as a former Chief Executive Officer and senior executive in the investment management industry. She has extensive knowledge and experience in management, and in financial, investment and banking matters. In addition, Dr. Whittington has several years of valuable experience as a public company board member and expertise in finance, risk, accounting, strategy and governance through her service on board committees.

Former Chief Executive Officer of Allianz Global Investors Capital
Age: 71
Director since: June 1993
Committees:
•
Audit

•
Finance (chair)

Lead Independent Director
Other Current Public Directorships:
•
Oaktree Capital Group, LLC

•
Phillips 66

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FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS

ATTENDANCE AT BOARD MEETINGS
Our Board held six meetings during fiscal 2018. Our directors attended more than 75% of all Board and Committee meetings held during fiscal 2018 on which they served.
We expect our directors to make reasonable efforts to attend the annual meetings of shareholders. All Company directors attended our most recent annual meeting of shareholders held in May 2018.

COMMUNICATIONS WITH THE BOARD
You may communicate with the full Board, the Audit Committee, the lead independent director, the other Non-Employee Directors, or any individual director by email to Directors@macys.com or by mail to Macy’s, Inc., 7 West Seventh Street, Cincinnati, Ohio 45202, Attn: Chief Legal Officer. Please indicate to whom the communication is addressed. All communications are reviewed by the Corporate Secretary’s Office and are forwarded to the appropriate director(s) except those that are clearly unrelated to the duties and responsibilities of the Board or that are abusive, repetitive, in bad taste or that present safety or security concerns may be handled differently. Communications we receive that relate to accounting, internal accounting controls or auditing matters will be referred to the Audit Committee unless the communication is directed otherwise. You may communicate anonymously and/or confidentially.

INVESTOR ENGAGEMENT
We value dialogue with our shareholders and believe two-way communications help ensure that we continue to understand the perspectives of our many stakeholders. Our investors can be assured that both management and the Board understand and consider all issues that matter most to our shareholders. We conducted numerous outreach programs over the last year, including attending one-on-one or small group meetings with investors, as well as telephone calls to discuss the
Company’s strategy and performance, governance and business matters and other topics. These discussions included members of senior management and, as appropriate, our lead independent director. We offer shareholders a variety of avenues to communicate with the Company and members of the Board, including through our investor relations website, our quarterly earnings webcasts, and our annual shareholders meeting.

DIRECTOR INDEPENDENCE
Our Corporate Governance Principles require a majority of the Board consist of directors who the Board has determined are independent and do not have any material relationship with Macy’s. Accordingly, the Board has adopted Standards for Director Independence to assist the Board in determining director independence. Listed below are these standards which are also disclosed on our website at www.macysinc.com/investors/corporate-governance/governance-documents:
•
The director may not be an employee and no member of the director’s immediate family may be an executive officer of Macy’s or any of its subsidiaries, currently or within the preceding 36 months. For purposes of these standards, “immediate family” includes a person’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares the person’s home.
•
The director or any member of his or her immediate family may not receive, or have received, during any 12-month period within the preceding 36 months, direct compensation of more than $120,000 per year from Macy’s or any of its subsidiaries. Exceptions include director and committee fees and pension or other forms of deferred compensation for prior service that is not contingent on continued service or, in the case of an immediate family member, compensation for service as a non-executive employee.

•
The director is not a current partner or employee of a firm that is Macy’s internal or external auditor; no member of the director’s immediate family is a current partner of such firm, or an employee of such

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FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS
a firm and personally works on Macy’s audit; or neither the director nor any member of his or her immediate family was within the last three years a partner or employee of such a firm and personally worked on Macy’s audit within that time.
•
The director is not a current employee and no member of his or her immediate family is a current executive officer of a company that makes payments to, or receives payments from, Macy’s for property or services in any of the last three fiscal years in an amount which exceeds the greater of  $1 million or 2% of the other company’s consolidated gross revenues.

•
The director does not serve as an executive officer of a charitable or non-profit organization to which Macy’s has made contributions that, in any of the last three fiscal years, exceed the greater of $1 million or 2% of the charitable or non-profit organization’s consolidated gross revenues.

•
Neither the director nor a member of the director’s immediate family is employed as an executive officer (and has not been employed for the preceding 36 months) by another company where any of Macy’s present executive officers at the same time serves or served on that company’s compensation committee.
Our Board has determined that each of the following Non-Employee Director nominees qualifies as independent under New York Stock Exchange (NYSE) rules and satisfies our Standards for Director Independence: David Abney, Francis Blake, John Bryant, Deirdre Connelly, Leslie Hale, William Lenehan, Sara Levinson, Joyce Roché, Paul Varga and Marna Whittington.
The NCG Committee reviewed each director’s employment status and other board commitments and, where applicable, each director’s (and his or her immediate family members’) affiliation with consultants, service providers or suppliers of the Company. With respect to each Non-Employee Director, the NCG Committee determined that either the director was not providing goods or services to the Company or the amounts involved were below the monetary thresholds set forth in the Standards for Director Independence as noted above.

BOARD LEADERSHIP STRUCTURE
Our Corporate Governance Principles provide that our Board is free to elect its Chairman and the Chief Executive Officer (CEO) in the manner the Board considers to be in the best interests of the Company. At any given point in time, these positions may be held by one individual or by two different individuals. If the Chairman is not an independent director, the Board will designate a lead independent director.
Our Chairman and CEO functions have historically been performed by a single individual. In March 2017, the Board elected Mr. Gennette as Chief Executive Officer and determined that Terry Lundgren, who had served as Chairman and CEO until his retirement as CEO in March 2017, would retain the Chairman of the Board title as part of the Board’s succession plan that included Mr. Gennette’s election as President in 2014. Mr. Lundgren retired from the Board of Directors effective January 31, 2018 at which time the Board appointed Mr. Gennette to the additional position of Chairman of the Board. Our Board believes this combined leadership model works well. When combined with the current composition of the Board, the use of a lead independent director, and the other elements of our corporate governance structure, the combined CEO and Chairman position strikes an appropriate balance between strong and consistent leadership and independent and effective oversight of our business and affairs.
Mr. Gennette is an experienced retail executive and long-time employee with several years of board experience. As CEO he has the primary responsibility of developing corporate strategy and managing our day-to-day business operations. As a board member, he understands the responsibilities and duties of a director and is well positioned to 1) chair regular Board meetings; 2) provide direction to management regarding the needs, interests and opinions of the Board; and 3) help ensure that key business issues and shareholder matters are brought to the attention of the Board. As both CEO and Chairman, Mr. Gennette promotes unified leadership and direction for the Board and management. In addition, strong corporate governance structure and process ensures our independent directors will continue to effectively oversee management and key issues such as strategy, risk and integrity. Board committees are comprised solely of independent directors. As such, independent directors oversee critical matters, including the integrity of our financial statements, the compensation of our CEO and management executives, financial commitments for capital projects, the selection and annual evaluation of directors, and the development and implementation of corporate governance programs.
Our Board and each Board committee have complete and open access to any member of management and the authority to retain independent legal, financial and other advisors as appropriate. The Non-Employee

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FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS
Directors, all of whom are independent, meet in executive session without management either before or after regularly scheduled Board and Board committee meetings to discuss various issues and matters including the effectiveness of management, as well as our performance and strategic plans.

LEAD INDEPENDENT DIRECTOR
In December 2015, our Board transitioned from a presiding director structure to a lead independent director, significantly increasing the duties and responsibilities of the lead independent director role. Marna Whittington, who was our presiding director, has been designated as the lead independent director for a term ending in May 2019.

Accordingly, our Board adopted a Lead Independent Director Policy. Under this policy, the lead independent director has the following responsibilities:
Functions as Liaison with the Chairman and/or the CEO	Board Membership and Performance Evaluation

•
Serves as liaison between the independent directors and the Chairman and/or the CEO (although all directors have direct and complete access to the Chairman and/or CEO at any time as they deem necessary or appropriate)

• Provides input, when appropriate, to the chair of the NCG Committee with respect to the annual Board and committee evaluation process
• Communicates Board member feedback to the Chairman and/or CEO	• Advises the NCG Committee and Chairman on the membership of the various Board committees and the selection of committee chairpersons
Meetings of Independent Directors	Shareholder Communication
• Has the authority to call meetings of the independent directors	• Is regularly apprised of inquiries from shareholders and involved in correspondence responding to these inquiries, when appropriate
• Approves the agenda for executive sessions of the independent directors	• If requested by shareholders or other stakeholders, ensures that he/she is available, when appropriate, for consultation and direct communication
Presides at Executive Sessions/Committee Meetings	Approves Appropriate Provision of Information to the Board Such as Board Meeting Agendas and Schedules
• Presides at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors
•
Consults with the Chairman on, and approves when appropriate, the information sent to the Board, including the quality, quantity and timeliness of such information, as well as approving meeting agendas

• Facilitates the Board’s approval of the number and frequency of meetings, and approves meeting schedules to ensure there is adequate time for discussion of all agenda items
The lead independent director is selected from among the Non-Employee Directors. The chair of the NCG Committee and management discuss candidates for the lead independent director position, and consider many of the same types of criteria as candidates for the chair of Board committees including:
•
Tenure

•
Previous service as a Board committee chair

•
Diverse experience

•
Participation in and contributions to activities of the Board

•
Ability and willingness to commit adequate time to the role

The chair of the NCG Committee recommends for consideration by the NCG Committee a nominee for lead independent director every two years at its regularly scheduled meeting in May (or as required to address any vacancy in the position). If the NCG Committee approves the nominee, it will recommend the Board elect the nominee as lead independent director at its next regularly scheduled meeting.

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FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS
RISK OVERSIGHT
Enterprise Risk Assessment
We have an enterprise risk management program that identifies and prioritizes enterprise risks. At Board and committee meetings throughout the year, management discusses the risk exposures identified as being most significant to the Company and actions that management may take to monitor the exposures. The Audit Committee discusses with management the risk assessments and risk management policies relating to a variety of risks, including certain financial, operational, IT and compliance risks. The chairman of the Audit Committee updates the full Board on these discussions.
The Audit Committee, and the full Board when appropriate, receives regular updates from management on IT security, internal and external security reviews, data protection, risk assessments, breach preparedness and response plans in overseeing our cybersecurity risk management program.

Compensation Risk Assessment
The Compensation and Management Development (CMD) Committee considers risks associated with our compensation programs. As part of its ongoing independent executive compensation advisory role, Frederic W. Cook & Co., Inc., referred to as FW Cook, continually evaluates the potential for unintended risks associated with the design of our executive compensation program.
At the direction of the CMD Committee, FW Cook completed a comprehensive review of our compensation programs in fiscal 2010. This review was followed by updated assessments every year thereafter to determine whether potential risk exist and whether there were design factors that mitigated potential risk areas. Following each review, including the 2018 review, FW Cook concluded our compensation programs are well-designed and do not encourage behaviors that would create material risk for the Company. FW Cook also noted there are a number of positive features in our programs that mitigate risk and protect against the potential for unintended consequences.
In reaching this conclusion, FW Cook noted the following features of our compensation programs:
•
Pay philosophy, peer group and market positioning to support our business objectives are appropriate

•
The programs have an effective balance in the mix of cash and equity compensation and measure performance against both annual and multi-year standards

•
Performance goals are set at levels that are sufficiently high to encourage strong performance, but with a reasonable probability of achievement to discourage excessively risky business strategies

•
Multiple performance metrics in the annual and long-term incentive programs focus participants on growth, profitability, asset efficiency and strategic priorities, as well as absolute and relative stock price appreciation

•
The CMD Committee can reduce amounts earned under the annual incentive program to reflect a subjective evaluation of the quality of earnings, individual performance and other factors that influence earned compensation

•
Meaningful risk mitigators are in place, including 1) substantial stock ownership guidelines and retention ratios; 2) the three-year relative TSR performance goal in the performance share program; 3) compensation clawback provisions; 4) anti-hedging/pledging policies; and 5) independent CMD Committee oversight

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FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS
COMMITTEES OF THE BOARD
The following standing committees of the Board were in existence throughout fiscal 2018: Audit Committee, Compensation and Management Development (CMD) Committee, Finance Committee, and Nominating and Corporate Governance (NCG) Committee.
Audit Committee
The Audit Committee was established in accordance with the applicable requirements of the Securities Exchange Act of 1934 and the NYSE. Its charter is available on our website at www.macysinc.com/investors/corporate-governance/governance-documents.All current members of the Audit Committee are independent under our Standards for Director Independence and the NYSE independence standards and applicable SEC rules. The Board has determined that all members are financially literate for purposes of NYSE listing standards, and that Mr. Bryant qualifies as an “audit committee financial expert” because of his business experience, understanding of generally accepted accounting principles and financial statements, and educational background.
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Responsibilities
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reviewing the professional services provided by our independent registered public accounting firm and the independence of the firm

•
reviewing the scope of the audit

•
reviewing and approving any proposed non-audit services by our independent registered public accounting firm

•
reviewing our annual financial statements, systems of internal controls, and legal compliance policies and procedures

•
discussing our risk assessment and risk management policies

•
monitoring the functions of our Compliance and Ethics organization

•
reviewing with members of our internal audit staff the internal audit department’s staffing, responsibilities and performance, including its audit plans and audit results

See “Report of the Audit Committee” for further information regarding certain reviews and discussions undertaken by the Audit Committee.

– John A. Bryant – Leslie D. Hale – William H. Lenehan – Joyce M. Roché – Marna C. Whittington Number of Meetings in Fiscal 2018: 6

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FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS
Compensation and Management Development Committee
The charter for the CMD Committee is available on our website at www.macysinc.com/investors/corporate-governance/governance-documents. All current members of the CMD Committee are independent under our Standards for Director Independence and the NYSE independence standards and applicable SEC rules, are “non-employee directors” under Rule 16b-3 of the Securities Exchange Act of 1934, and are “outside directors” within the meaning of the term for purposes of Section 162(m) of the Internal Revenue Code, as in effect prior to the changes made in connection with December 2017 tax reform.
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Responsibilities
•
recommending to the Board annual compensation for our chief executive officer, and determining for other executive officers their annual compensation opportunity including salary, target bonus and target equity compensation

•
administering our incentive and equity plans, including 1) establishing annual or long-term performance goals and objectives and threshold and maximum annual or long-term incentive awards for the executive officers; 2) determining whether and the extent to which annual and/or long-term performance goals and objectives have been achieved; and 3) recommending or determining related annual and/or long-term incentive award payouts for our CEO and other executive officers, respectively

•
reviewing and approving any proposed severance, termination or retention plans, agreements or payments applicable to, any of our executive officers

•
advising and consulting with management regarding our employee benefit programs

•
establishing executive succession plans, including plans in the event of an emergency, resignation or retirement

•
delegating its authority and responsibility, as it deems appropriate, to a subcommittee or one or more officers of the Company as permitted by law

– Paul C. Varga – David Abney – Francis S. Blake – Deirdre P. Connelly – Sara Levinson Number of Meetings in Fiscal 2018: 6
Finance Committee
The charter for the Finance Committee is available on our website at www.macysinc.com/investors/corporate-governance/governance-documents. All current members of the Finance Committee are independent under our Standards for Director Independence.
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Responsibilities
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reviewing and approving capital projects and other financial commitments above $25 million and below $50 million, reviewing and making recommendations to the Board with respect to approval of all such projects and commitments of  $50 million and above, and reviewing and tracking the actual progress of approved capital projects against planned projections

•
reporting to the Board on potential transactions affecting our capital structure, such as financings, re-financings and issuances, redemptions or repurchases of debt or equity securities

•
reporting to the Board on potential material changes in our financial policy or structure

•
reviewing and approving the financial considerations relating to acquisitions of businesses and operations involving projected costs, and sales or other dispositions of assets, real estate and other property, above $25 million and below $50 million, and recommending to the Board on all transactions involving projected costs or proceeds of  $50 million and above

•
reviewing the management and performance of our retirement plans

– Marna C. Whittington – John A. Bryant – Leslie D. Hale – William H. Lenehan – Paul C. Varga Number of Meetings in Fiscal 2018: 6

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FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS
Nominating and Corporate Governance Committee
The charter for the NCG Committee is available on our website at www.macysinc.com/investors/corporate-governance/governance-documents. All current members of the NCG Committee are independent under our Standards for Director Independence and the NYSE independence standards and applicable SEC rules.
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Responsibilities
•
identifying and screening candidates for Board membership

•
proposing nominees for election to the Board by shareholders at annual meetings

•
reviewing and recommending modifications to our Corporate Governance Principles

•
overseeing the annual evaluation of and reporting to the Board on the performance and effectiveness of the Board and its committees, and recommending to the Board any changes concerning the composition, size, structure and activities of the Board and its committees

•
reviewing, reporting and recommending to the Board with respect to director compensation and benefits

•
considering possible Board and management conflicts of interest and making recommendations to prevent, minimize, or eliminate such conflicts of interest

•
oversee our programs, policies and practices relating to charitable, political, social and environmental issues, impacts and strategies

The NCG Committee reviews our director compensation program periodically. To perform its responsibilities, the NCG Committee makes use of company resources, including members of senior management in our human resources and legal departments. The NCG Committee also engages the services of FW Cook, our independent compensation consultant, to assist the Committee in assessing the competitiveness and overall appropriateness of our director compensation program.

– Joyce M. Roché – Francis S. Blake – Deirdre P. Connelly – Sara Levinson Number of Meetings in Fiscal 2018: 5

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FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS
DIRECTOR NOMINATION AND QUALIFICATIONS
Our By-Laws provide that director nominations may be made by or at the direction of the Board. The NCG Committee is charged with identifying potential Board members and recommending qualified individuals to the Board for its consideration. The NCG Committee is authorized to employ third-party search firms to identify potential candidates. In evaluating candidates, the NCG Committee considers, among other things:
•
personal qualities and characteristics, accomplishments and reputation in the business community

•
knowledge of the retail industry or other industries relevant to our business

•
relevant experience and background that would benefit the Company

•
ability and willingness to commit adequate time to Board and committee matters

•
the fit of the individual’s skills and personality with those of other directors and potential directors in building a Board that is effective, collegial and responsive to our needs

•
diversity of viewpoints, background, experience and demographics

The NCG Committee also considers whether individuals satisfy the independence criteria set forth in the NYSE listing standards and our Standards for Director Independence, together with any special criteria applicable to service on various standing committees of the Board. The NCG Committee does not have a formal policy with respect to diversity. Our Board and the NCG Committee do believe that it is desirable that Board members represent diversity of gender, race and national origin, as well as diversity of viewpoints, background, experience and demographics.
Since 2006, the NCG Committee has retained an independent director search firm, Heidrick & Struggles, to identify and evaluate potential director candidates. The firm provides background information on potential candidates and, if directed, makes initial contact with potential candidates to assess their interest in becoming a director of Macy’s. The NCG Committee members, the CEO, and at times other members of the Board and/or senior management, meet with and interview potential candidates. Mr. Abney, who is standing for election by shareholders for the first time, was recommended to the NCG Committee by the director search firm.
The NCG Committee generally identifies nominees by first assessing whether the current members of the Board continue to provide the appropriate mix of knowledge, skills, judgment, experience, differing viewpoints and other qualities necessary to the Board’s ability to oversee and guide the business and affairs of the Company. The Board generally nominates for re-election current members of the Board who are willing to continue in service, collectively satisfy the criteria listed above and are available to devote sufficient time and attention to the affairs of the Company. When the NCG Committee seeks new candidates for director roles, it seeks individuals with qualifications that will complement the experience, skills and perspectives of the other members of the Board. The full Board 1) considers candidates that the NCG Committee recommends; 2) considers the optimum size of the Board; 3) determines how to address any vacancies on the Board; and 4) determines the composition of all Board committees.
Below we identify and describe the key experience, qualifications and skills the NCG Committee and Board consider in determining if a director is qualified. The experience, qualifications, attributes and skills that the Board considered in the re-nomination of our directors are reflected in their individual biographies beginning on page 5 and the skills matrix beginning on page 21. The matrix is a summary; it does not include all the skills, experiences and qualifications that each director nominee offers, and if a particular experience, skill or qualification is not listed should not signal that a director does not possess that skill.

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FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS
Leadership Experience:
Directors with experience in significant senior leadership positions with large organizations over an extended period provide the Company with special insights. Strong leaders bring vision, strategic agility, diverse and global perspectives and broad business insight to the Company. These individuals demonstrate a practical understanding of how large organizations operate, including the importance of succession planning, talent management and how employee and executive compensation is set. They possess skills for managing change and growth and demonstrate a practical understanding of organizations, operations, processes, strategy, risk management and methods to drive growth.
The relevant leadership experience we seek includes a past or current leadership role in a major public company or recognized privately-held entity, especially CEO, president or other senior-level positions; a past or current leadership role at a prominent educational institution or senior faculty position in an area of study important or relevant to the Company; a past elected or appointed senior government position; or a past or current senior managerial or advisory position with a highly visible nonprofit organization.

Finance Experience:	An understanding and comprehension of finance and related reporting processes is important for directors. We measure our operating and strategic performance by reference to financial goals, including for purposes of executive compensation. Accurate financial reporting is critical to our success. Directors who are financially literate are better able to analyze our financial statements, capital structure and complex financial transactions and ensure the effective oversight of the Company’s financial measures and internal control processes.
Industry Knowledge and Global Business Experience:
We seek directors with experience as executives, directors or in other leadership positions in areas relevant to the global retail industry. We value directors with an international business perspective and those with experience in our high priority areas, including consumer products, customer service, licensing, human resource management and merchandising (including e-commerce and other channels of commerce).

Sales and Marketing Experience:
Directors who have interacted with consumers, particularly in the areas of marketing, marketing-related technology, advertising or otherwise selling products or services to consumers, provide valuable insights to the Company. They understand consumer needs and are experienced in identifying and developing marketing campaigns that might resonate with consumers, the use of technology and emerging and non-traditional marketing media (such as social media, viral marketing and e-commerce), and identifying potential changes in consumer trends and buying habits.

Technology Experience:	Directors with an understanding of technology as it relates to the retail industry, marketing and/or governance to help the Company focus its efforts in developing and investing in new technologies.
Real Estate Experience:	Directors with an understanding of real estate investment and development to assist the Company in developing and executing our business strategies to leverage our large portfolio of stores and distribution centers.
Public Company Board Experience:	Directors who have experience on other public company boards develop an understanding of corporate governance trends affecting public companies and the extensive and complex oversight responsibilities associated with the role of a public company director. They also bring to the Company an understanding of diverse business processes, challenges and strategies.

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FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS
SKILLS MATRIX
Area of Experience	Abney	Blake	Bryant	Connelly	Gennette	Hale	Lenehan	Levinson	Roché	Varga	Whittington
Leadership Experience
− CEO/President/senior executive of public company
− Senior advisor to leading financial services firm
− Senior government position or appointment
− Senior-level executive position with nonprofit organization
− Senior-level executive positions with companies that have grown their businesses through mergers and acquisitions
Finance Experience
− Financially literate
− Specific experience in investment or banking matters or as a current or former CFO
− Has served as an audit committee financial expert
Industry Knowledge and Global Business Experience
− Senior executive or director of substantial business enterprise engaged in merchandising, licensing, consumer products and/or consumer and customer service
− Experience in human resource management
Sales and Marketing Experience
− Experience in sales and/or marketing, including use of social media, e-commerce and other alternative channels
Technology Experience
− Understanding of technology as it relates to retail and/or marketing
− IT Governance
Real Estate Experience
− Senior-level executive position with real estate investment company or developer
Public Company Board Experience
− Experience on boards other than Macy’s
Collectively, the composition of our Board reflects a wide range of viewpoints, thought leadership, background, experience and demographics, and includes individuals from a variety of professional disciplines in the business sectors, with leadership experience at well-regarded commercial enterprises and nonprofit organizations.

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FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS
DIRECTOR NOMINATIONS BY SHAREHOLDERS
Our NCG Committee will consider candidates for nomination recommended by our shareholders and will evaluate candidates using the same criteria as candidates identified by the NCG Committee. Shareholder nominations should be submitted in writing to the Nominating and Corporate Governance Committee, c/o Elisa D. Garcia, Secretary, Macy’s, Inc., 7 West Seventh Street, Cincinnati, Ohio 45202. The full name and address of the proposed candidate, a description of the proposed candidate’s qualifications and any other relevant biographical information should be included in the nomination
Advance Notice By-Law. The advance notice provision of our By-Laws requires shareholders who nominate candidates to deliver written notice to the Secretary of Macy’s not less than 60 days prior to the meeting of shareholders. If the date of the meeting is not publicly announced by us in a report filed with the SEC, furnished to shareholders, or in a press release at least 75 days prior to the meeting date, the nomination must be delivered to the Secretary of Macy’s not later than the close of business on the 10th day following the announcement of the meeting date. The advance notice provision requires the shareholder to submit specific information concerning itself and the proposed nominee, including ownership information, name and address, and appropriate biographical information about and qualifications of the proposed nominee.
The presiding officer of the meeting may refuse to acknowledge a nomination not made in compliance with these requirements. Similar procedures prescribed by the By-Laws are also applicable to shareholders who bring any other business before an annual meeting of the shareholders. See “Submission of Future Shareholder Proposals.”
Proxy Access By-Law. The proxy access provision in our By-Laws allows an eligible shareholder or group of no more than 20 eligible shareholders that has maintained continuous ownership of 3% or more of our common stock for at least three years to include in our proxy materials for an annual meeting of shareholders a number of director nominees up to the greater of two or 20% of the directors then in office. An eligible shareholder must maintain the required 3% beneficial ownership at least until the annual meeting at which the proponent’s nominee will be considered. Proxy access nominees who withdraw or who do not receive at least a 25% vote in favor of election will be ineligible as a nominee for the following two years. If any shareholder proposes a director nominee under our advance notice provision, we are not required to include any proxy access nominee in our proxy statement for the annual meeting.
The shareholder is required to provide the information about itself and the proposed nominee(s) as indicated in the proxy access provision of our By-Laws. The required information must be in writing and delivered by personal delivery, overnight express courier or U.S. mail, postage pre-paid, addressed to the Secretary of Macy’s as follows:
•
received no earlier than the close of business on the 150th calendar day prior to the one-year anniversary of the mailing date of the previous year’s proxy statement; and

•
not later than the close of business on the 120th calendar day prior to the one-year anniversary of the mailing date of the previous year’s proxy statement.

If the scheduled annual meeting date differs from the anniversary date of the prior year’s annual meeting by more than 30 calendar days, the required information must be in writing and provided to the Secretary of Macy’s as follows:
•
received no earlier than the close of business on the 120th calendar day prior to the date of the annual meeting; and

•
not later than the close of business on the 60th calendar day prior to the annual meeting; or

•
if public announcement of the date of the annual meeting is not made at least 75 calendar days prior to the date of the annual meeting, notice must be received not later than the close of business on the 10th calendar day following the day on which public announcement is first made.

For purposes of this By-Law, “close of business” means 5:00 p.m. Eastern Time on any calendar day, whether or not a business day, and “principal executive offices” means 7 West Seventh Street, Cincinnati, Ohio 45202.
We are not required to include any proxy access nominee in our proxy statement if the nomination does not comply with the proxy access requirements of our By-Laws.

RETIREMENT POLICY
Our Corporate Governance Principles provide for a mandatory retirement age of 74. Our directors are required to resign from the Board as of the annual meeting following their 74th birthday.

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FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS
RESIGNATION POLICY
The Board does not believe that a Non-Employee Director who retires or experiences an employment position change since becoming a Board member should necessarily resign from the Board. The Board requires, however, that promptly following such an event, the director notify the NCG Committee in writing and tender his or her resignation to the Committee for consideration.
Upon receipt of the notification of a change in status, the NCG Committee will review the continued appropriateness of the director remaining on the Board under the changed circumstances and recommend to the full Board whether to accept the resignation based on its assessment of what is best for the Company and its shareholders.

CORPORATE GOVERNANCE PRINCIPLES AND CODE OF BUSINESS CONDUCT AND ETHICS
Our Corporate Governance Principles and Code of Conduct, both of which apply to our principal executive officer, principal financial officer and principal accounting officer, as well as our Non-Employee Director Code of Business Conduct and Ethics, are available on our website at www.macysinc.com/investors/corporate-governance/governance-documents.
Shareholders may obtain copies of these documents and the charters for the Board committees, without charge, by sending a written request to: Secretary, Macy’s, Inc., 7 West Seventh Street, Cincinnati, Ohio 45202.

FISCAL 2018 DIRECTOR COMPENSATION PROGRAM
Non-Employee Directors were entitled to receive the following compensation in fiscal 2018:
Type of Compensation	Amount of Compensation
Board Retainer	$80,000 annually
Committee Chair Retainer	$20,000 annually
Committee (non-chair) Member Retainer	$10,000 annually
Lead Independent Director Retainer	$25,000 annually
Equity Grant	Annual award of restricted stock units with a value of $155,000
Matching Philanthropic Gift	Up to $1,000 annually
A Non-Employee Director may elect to defer all or a portion of his or her cash compensation into either stock credits or cash credits under the Director Deferred Compensation Plan. Those amounts are not paid until Board service ends. Stock credits are calculated monthly and shares of Macy’s common stock associated with the stock credits are transferred quarterly to a rabbi trust for the benefit of the participating Non-Employee Director. Dividend equivalents on amounts deferred as stock credits are “reinvested” in additional stock credits. Compensation deferred as cash credits earns interest at an annual rate equal to the yield (percent per annum) on 30-Year Treasury Bonds as of December 31 of the prior plan year.
On the date of the 2018 annual meeting, Non-Employee Directors received a grant of restricted stock units with a market value of approximately $155,000. The restricted stock units generally vest at the earlier of 1) the first anniversary of the grant or 2) the next annual meeting of shareholders. Upon vesting, receipt of shares in payment of the restricted stock units is automatically deferred as stock credits under the Director Deferred Compensation Plan. Dividend equivalents on these stock credits are “reinvested” in additional stock credits. The stock credits are paid in shares of Macy’s common stock six months after the director’s Board service ends.
Non-Employee Directors and retired Non-Employee Directors may participate in the Company’s philanthropic matching gift program on the same terms as all regular employees. Macy’s matches up to a total of  $1,000 of gifts made by the director to qualifying charities in any calendar year.
Each Non-Employee Director and his or her spouse and eligible dependents receive the same merchandise discount on merchandise purchased at our stores that is available to all regular employees. This benefit remains available to them following retirement from the Board.

Macy’s, Inc. 2019 Notice of Meeting and Proxy Statement  23

FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS
DIRECTOR RETIREMENT PLAN
We terminated our retirement plan for Non-Employee Directors on a prospective basis effective May 16, 1997 (Plan Termination Date). Individuals who first became Non-Employee Directors after the Plan Termination Date are not entitled to receive any benefit from the plan.
Individuals who were Non-Employee Directors as of the Plan Termination Date are entitled to receive retirement benefits accrued as of the Plan Termination Date. They are entitled to receive an annual payment equal to the amount of the annual Board retainer earned immediately prior to retirement, payable in monthly installments, commencing at retirement and continuing for the lesser of the person’s remaining life or a number of years equal to the person’s years of Board service prior to the Plan Termination Date. There are no survivor benefits under the terms of the retirement plan.
Ms. Whittington is the only current Non-Employee Director that participates in the plan. If she had retired on December 31, 2018, she would have been entitled to a $80,000 annual payment for a maximum of four years.

FISCAL 2018 DIRECTOR COMPENSATION PROGRAM REVIEW
During fiscal 2018, the NCG Committee engaged FW Cook to review the design and competitiveness of our compensation program for Non-Employee Directors. FW Cook looked at current overall trends in director compensation and analyzed the competitiveness of the current compensation program for Non-Employee Directors using the following 14-company peer group, which is the same peer group the CMD Committee uses in connection with its review of the compensation of the Named Executive Officers: Bed, Bath & Beyond, Best Buy, Dillard’s, Dollar Tree, Gap, Hudson’s Bay, J.C. Penney, Kohl’s, L Brands, Lowe’s Companies, Nordstrom, Ross Stores, Target and TJX Companies.
FW Cook determined the structure of the Non-Employee Director compensation program is aligned with the peer group and corporate governance “best practice” and, therefore, did not propose changes to the structure of the program. It also determined that the value of our Non-Employee Director total compensation (both cash and equity compensation) is between the median and 75th percentile of the peer group. FW Cook noted that our lead independent director retainer falls between the 25th percentile and median of the peer group and that the competitive positioning of our annual committee chair retainers varies, ranging from the 25th to the 75th percentile of the peer group.
Upon the recommendation of the NCG Committee, the Board approved an increase of the lead independent director retainer from $25,000 to $30,000 annually and an increase in the annual retainers of the Committee chairs from $20,000 to $25,000, effective as of the beginning of fiscal 2019.

FISCAL 2018 NON-EMPLOYEE DIRECTOR COMPENSATION TABLE
The following table reflects the compensation earned by each Non-Employee Director for fiscal 2018.
Mr. Gennette did not receive separate compensation for service as a Director.

2018 Non-Employee Director Compensation Table
Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	Changes in Pension Value and Nonqualified Deferred Compensation Earnings(3) ($)	All Other Compensation(4) ($)	Totals ($)
David P. Abney	37,500	77,497	0	0	114,997
Francis S. Blake	100,000	154,993	0	1,994	256,987
John A. Bryant	110,000	154,993	0	9,008	274,001
Deirdre P. Connelly	100,000	154,993	0	1,535	256,528
Leslie D. Hale	100,000	154,993	0	1,716	256,709
William H. Lenehan	100,000	154,993	0	759	255,752
Sara Levinson	100,000	154,993	0	1,948	256,941
Joyce M. Roché	110,000	154,993	0	2,981	267,974
Paul C. Varga	110,000	154,993	0	1,845	266,838
Marna C. Whittington	135,417	154,993	38,155	7,689	336,254
(1)
All cash compensation is reflected in the “Fees Earned or Paid in Cash” column, whether paid currently in cash or deferred under the Director Deferred Compensation Plan.

24  investors.macysinc.com

FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS
(2)
The Non-Employee Directors other than Mr. Abney received 4,564 restricted stock units on May 18, 2018, valued at $33.96 per share, which was the closing price of our common stock on the grant date. With respect to Non-Employee Directors elected after the annual meeting date, our practice has been to grant restricted stock units valued at 50% of the annual grant if the director is elected within six months after the annual meeting. Pursuant to that practice, Mr. Abney received 2,342 restricted stock units on October 25, 2018, valued at $33.09 per share, which was the closing price of our common stock on the grant date. The following table shows the number of stock options, deferred stock unit credits and restricted stock units held by each of the Non-Employee Directors as of the end of fiscal 2018:

	Stock Options		Deferred Stock Unit Credits (#)	Restricted Stock Units (#)
Name	Exercisable (#)	Unexercisable (#)
Abney	0	0	0	2,342
Blake	0	0	14,371	4,564
Bryant	0	0	22,987	4,564
Connelly	10,000	0	36,302	4,564
Hale	0	0	20,071	4,564
Lenehan	0	0	21,072	4,564
Levinson	0	0	68,773	4,564
Roché	10,000	0	77,112	4,564
Varga	0	0	25,264	4,564
Whittington	0	0	72,380	4,564
(3)
The present value of benefits under the retirement plan for Ms. Whittington was determined as a deferred temporary life annuity based on years of Board service prior to May 16, 1997. The present value of benefits was determined using an effective discount rate of 4.10%. Base mortality rates are the RP-2014 White Collar mortality table adjusted to back out estimated mortality improvements from 2006 to the measurement date using MP-2014, and then projected forward to the measurement date using MP-2018. Mortality is projected generationally from the measurement date using scale MP-2018. Scale MP-2018 defines how future mortality improvements are incorporated into the projected mortality table and is based on a blend of Social Security experience and the long-term assumption for mortality improvement rates by the Society of Actuaries’ Retirement Plans Experience Committee. The calculations assume that the annual cash retainer remains at $80,000 (the retainer at the end of fiscal 2018) and a retirement at age 74, the mandatory retirement age for Directors as of the end of fiscal 2018.

(4)
“All Other Compensation” consists of the items shown below. Merchandise discounts are credited to the Directors’ Macy’s charge accounts.

Name	Merchandise Discount ($)	Matching Philanthropic Gift ($)	Total ($)
Abney	0	0	0
Blake	1,994	0	1,994
Bryant	8,008	1,000	9,008
Connelly	1,535	0	1,535
Hale	716	1,000	1,716
Lenehan	759	0	759
Levinson	1,948	0	1,948
Roché	1,981	1,000	2,981
Varga	845	1,000	1,845
Whittington	6,689	1,000	7,689

Macy’s, Inc. 2019 Notice of Meeting and Proxy Statement  25

FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS
DIRECTOR STOCK OWNERSHIP GUIDELINES; HEDGING/PLEDGING POLICY
The Board has adopted stock ownership guidelines for Non-Employee Directors. Under these guidelines, Non-Employee Directors are required to own Macy’s common stock equal in value to five times the annual Board retainer and maintain this ownership level for their Board tenure. As of fiscal 2019, the annual Board retainer is $80,000. The guideline currently is $400,000 worth of our common stock. Shares counted toward this requirement include:
•
any shares beneficially owned by the director or immediate family members of the director

•
time-based restricted stock or restricted stock units, whether or not vested

•
stock credits or other stock units credited to a director’s account

Stock subject to unvested or unexercised stock options granted to Non-Employee Directors does not count toward the ownership requirement. Non-Employee Directors must comply with these guidelines within five years from the date the director’s Board service commenced. Each Non-Employee Director who has reached his or her ownership guideline date has satisfied the ownership requirement. In addition to these stock ownership guidelines, the restricted stock units granted to Non-Employee Directors each year are automatically deferred upon vesting under the Director Deferred Compensation Plan until six months after termination of Board service.
The Non-Employee Directors are covered by our policy which prohibits directors, officers and other participants in our long-term incentive plan from engaging in hedging and pledging transactions. The policy is described in greater detail on page 48.

26  investors.macysinc.com

ITEM 2. RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed KPMG LLP, an independent registered public accounting firm, to audit Macy’s financial statements for the fiscal year ending February 1, 2020. KPMG LLP and its predecessors have served as our independent registered public accounting firm since 1988. Representatives of KPMG LLP are expected to be present at the annual meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. The Audit Committee has asked the Board to submit to shareholders a proposal to ratify the appointment of KPMG LLP.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The table below summarizes the fees paid to KPMG LLP during fiscal 2018 and fiscal 2017:
Year	Audit Fees ($)	Audit-Related Fees ($)	Tax Fees ($)	All Other Fees ($)	Total ($)
2018	3,908,470	479,080	75,717	0	4,463,267
2017	4,696,530	543,080	50,520	0	5,290,130
Audit fees represent fees for professional services rendered for the audit of our annual financial statements, the audit of our internal controls over financial reporting and the reviews of the interim financial statements included in our Forms 10-Q.
Audit-related fees represent professional services principally related to the audits of financial statements of employee benefit plans, audits of financial statements of certain subsidiaries and certain agreed upon procedures reports.
Tax fees represent professional services related to tax compliance and consulting services.
The Audit Committee has adopted policies and procedures for the pre-approval of all permitted non-audit services provided by our independent registered public accounting firm. All permitted non-audit services were pre-approved pursuant to this policy. A description of the policies and procedures is attached as Appendix A to this proxy statement and incorporated herein by reference.

The Board of Directors unanimously recommends that you vote FOR ratification of the appointment of KPMG LLP, and your proxy will be so voted unless you specify otherwise.

Macy’s, Inc. 2019 Notice of Meeting and Proxy Statement  27

REPORT OF THE AUDIT COMMITTEE

The Board has adopted a written Audit Committee Charter. All members of the Audit Committee are independent, as defined in Sections 303A.06 and 303A.07 of the NYSE’s listing standards.
The Audit Committee has reviewed and discussed with Macy’s management and KPMG LLP the audited financial statements contained in Macy’s Annual Report for fiscal 2018. The Audit Committee has also discussed with KPMG LLP the matters required to be discussed by the applicable Public Company Accounting Oversight Board and Securities and Exchange Commission requirements.
The Audit Committee has received and reviewed the written disclosures and the letter from KPMG LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding
KPMG LLP’s communications with the Audit Committee concerning independence, and has discussed with KPMG LLP their independence.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in Macy’s Annual Report on Form 10-K for fiscal 2018 filed with the United States Securities and Exchange Commission.
Respectfully submitted,
John A. Bryant, Chairperson
Leslie D. Hale
William H. Lenehan
Joyce M. Roché
Marna C. Whittington

28  investors.macysinc.com

ITEM 3. ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

We are asking shareholders to approve, on an advisory basis, the compensation of our named executive officers (the Named Executive Officers or NEOs), as disclosed pursuant to Securities and Exchange Commission rules, including in the Compensation Discussion & Analysis, the executive compensation tables and related material included in this proxy statement. This proposal, commonly known as a say-on-pay proposal, gives shareholders the opportunity to express their views on our executive compensation program and policies. The vote is not intended to address any specific item of compensation, but rather to address our overall approach to the compensation of our Named Executive Officers described in this proxy statement. In 2018, our say-on-pay proposal received a FOR vote of 95.7%.
The text of the resolution setting forth the proposal is as follows:
RESOLVED, that the shareholders of Macy’s, Inc. approve the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Company’s 2019 annual meeting of shareholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion & Analysis and the 2018 Summary Compensation Table and related compensation tables and narrative discussion.
We urge you to read the Compensation Discussion & Analysis, which begins on page 30 and discusses how our compensation policies and procedures implement our pay-for-performance compensation philosophy.
We have designed our executive compensation structure to attract, motivate, and retain executives with the skills required to formulate and implement our strategic business objectives and deliver on our commitment to build long-term shareholder value. We believe that our executive compensation program is competitive, strongly focused on pay-for-performance principles and appropriately balanced between risk and rewards.
The vote regarding the compensation of the Named Executive Officers is being provided pursuant to Section 14A of the Securities Exchange Act. The vote is advisory and not binding on the Company, the CMD Committee or the Board of Directors. Although non-binding, the Board of Directors and the CMD Committee value the opinions shareholders express by their votes and will take the voting results into consideration when making future compensation decisions as they deem appropriate.
If no voting specification is made on a properly returned or voted proxy card, the proxies named on the proxy card will vote “FOR” the approval of the compensation of the Named Executive Officers as disclosed in this proxy statement and described in this Item 3.

The Board of Directors unanimously recommends that you vote FOR the approval of the compensation of the Named Executive Officers as disclosed in this proxy statement.

Macy’s, Inc. 2019 Notice of Meeting and Proxy Statement  29

COMPENSATION DISCUSSION & ANALYSIS

This Compensation Discussion and Analysis (CD&A) describes our executive compensation policies and practices and how our Named Executive Officers (NEOs) are compensated.
EXECUTIVE SUMMARY
Our Compensation Program Objectives
Our compensation program objectives are to provide competitive and reasonable compensation opportunities, focus on results and strategic objectives, foster a pay-for-performance culture, and attract and retain key executives. Balancing these key objectives helps ensure accountability to our shareholders.
Our variable compensation programs are designed with a pay-for-performance philosophy, to support our strategic plan, and enhance shareholder value. In 2018, we accomplished our primary goal of returning the Company to comparable sales growth through execution of the North Star Strategy. We delivered four quarters of comparable sales growth in 2018 on top of a solid fourth quarter in 2017. For a discussion of our short and long-term achievement see pages 40 and 45.
For a discussion of our broader Colleague Compensation Philosophy see page 49.

Shareholder Support for our Compensation Program
We value the opinions shareholders express by their votes and dialog regarding our executive compensation program.
At our 2018 annual meeting, shareholders representing 95% of votes cast approved our “say-on-pay” proposal in support of our executive compensation program. This was the 7th consecutive year of shareholder support in excess of 90%.

Pay-for-Performance Mix
Our executive officers have the ability to directly influence overall performance. Thus, the largest portion of our NEOs’ compensation is variable, at-risk pay aligned with the Company’s strategic plan. Based on a combination of annual performance-based incentive awards and long-term performance-based equity incentive awards, 88% of our CEO’s fiscal 2018 target total direct compensation, and 77% of our other
NEOs’ fiscal 2018 target total direct compensation (on average), was delivered through variable incentives. Payout under these variable incentives is tied to a variety of metrics including changes in stock price and predetermined performance objectives (financial and strategic). Performance-based restricted stock units and stock options represent the largest element of pay for our NEOs.

For fiscal 2018, our NEOs were:
Name	Principal Position	Years with Macy’s
Jeff Gennette	Chief Executive Officer	35
Paula A. Price	Chief Financial Officer	<1
Karen M. Hoguet(1)	Former Chief Financial Officer	36
Harry A. Lawton III	President	1
Elisa D. Garcia	Chief Legal Officer	2
Danielle L. Kirgan	Chief Human Resources Officer	1
(1)
Ms. Hoguet served as Chief Financial Officer until July 2018 and retired at the end of fiscal 2018.

30  investors.macysinc.com

COMPENSATION DISCUSSION & ANALYSIS
Mr. Gennette was appointed CEO in 2017. The following shows Mr. Gennette’s realized versus target pay for the performance periods ending with fiscal 2018 and 2017 and demonstrates the variable nature of our executive compensation program and the degree to which earned pay varies with performance.
CEO Realized Pay for 2018 and 2017
2018	Target	Earned/Paid	Difference
Base Salary	$1,300,000	$1,300,000	$0
2018 Annual Incentive	$2,210,000	$3,687,200	$1,477,200
2016 – 2018 Performance RSUs	$1,620,000	$0	$(1,620,000)
Stock Options(1)	$1,080,000	$0	$(1,080,000)
Total	$6,210,000	$4,987,200	$(1,222,800)
(1)
With the performance restricted stock units awarded in 2016, Mr. Gennette also received a stock option grant with a grant date fair value of $1,080,000 which is currently underwater (grant date stock price of  $43.42). The Black-Scholes value of this stock option grant was $521,589 at February 2, 2019.

2017	Target	Earned/Paid	Difference
Base Salary	$1,250,000	$1,250,000	$0
2017 Annual Incentive	$2,125,000	$2,997,100	$872,100
2015 – 2017 Performance RSUs	$1,620,000	$0	$(1,620,000)
Stock Options(2)	$1,080,000	$0	$(1,080,000)
Total	$6,075,000	$4,247,100	$(1,827,900)
(2)
With the performance restricted stock units awarded in 2015, Mr. Gennette also received a stock option grant with a grant date fair value of $1,080,000 which is currently underwater (grant date stock price of  $63.65). The Black-Scholes value of this option grant was $315,189 at February 2, 2019.

Overview of 2018 Business
In 2018, we continued implementation of the North Star Strategy that is designed to transform our Macy’s brand retail business. The strategy is focused on key growth areas, embraces customer centricity and balances savings and investment. In 2018, we focused on five key strategic initiatives in areas with a significant return on investment and programs that give us a competitive advantage. As part of these five strategic initiatives we:
•
Improved benefits to our Macy’s Star Rewards member loyalty program, including the launch of a tender-neutral option expanding rewards to non-store credit card payment to bring new customers into the brand. In fiscal 2018 we added more than three million new bronze members to the loyalty program. We also increased loyalty penetration, with our platinum members spending more and shopping more frequently
•
Successfully expanded Backstage, Macy’s on-mall, off-price business, to more than 120 new locations within existing Macy’s stores

•
Enhanced our customer pickup options through the expansion “Buy Online Pickup in Store” (BOPS), the launch of the “Buy Online Ship to Store” (BOSS)

Macy’s, Inc. 2019 Notice of Meeting and Proxy Statement  31

COMPENSATION DISCUSSION & ANALYSIS
feature, and construction of @your service centers in all stores to support in-store pickup.
•
Expanded our vendor direct program which vastly increased online assortment thereby creating a more attractive value proposition for our customers and improving our ability to compete electronically. We have nearly doubled our online SKU’s in 2018

•
Implemented growth investment model in 50 Macy’s stores, a mix of size and geography, with upgrades including facilities, fixtures, assortment and customer service. These stores outperformed the fleet for sales growth in 2018 and achieved higher customer retention and brand attachment scores

We continued enhancing Macy’s in-store experience with the:
•
Acquisition of STORY, a storytelling retail model

•
Investment in technology-powered retailer b8ta

•
Rollout of virtual reality technology in furniture to more than 100 stores

•
Expansion of brands available at The Market @ Macy’s

Our e-commerce business continued to be robust and delivered our 38th consecutive quarter of double digit growth. This was driven by improvement to our online offering and experience as a result of our early and continued investment in mobile Macy’s app, where we have added numerous features and increased functionality. In 2018, we hit $1 billion in mobile app sales for the first time and added mobile checkout to all our stores.
In addition, we continued to grow bluemercury, our luxury beauty products and spa retailer. We opened 26 freestanding bluemercury stores in urban and suburban markets and online sales of bluemercury products increased more than 50% over 2017. Bloomingdale’s completed several stages of the renovation of the 59th Street flagship including an updated and expanded home department, a new shoe floor, and a reinvented cosmetics department.
We also invested in our people through the Path to Growth incentive plan, providing the majority of our colleagues, full-time, part-time and seasonal, the opportunity to earn quarterly performance bonuses. We believe the Path to Growth incentive plan was a meaningful accelerant of our performance in 2018 and intend to continue the program in 2019. In addition, in 2018 we created and contributed to the North Star Relief Fund, a 501(c)(3) charitable organization that provides financial assistance to Macy’s, Inc. colleagues in times of natural disasters and personal hardships.
Operating Performance. Investments in our business contributed to solid 2018 financial and operating results. While net income results fell versus prior year, this was expected based on our strategy to return to growth and sales, earnings and cash flow all exceeded the internal expectations we set at the beginning of the year. We extended the momentum built in 2017 into 2018 through strong execution and scaling of key strategic initiatives. We delivered solid performance across all channels, brands and geographies, our digital business maintained its steady double-digit growth, and our brick & mortar business showed improved trends.
Key financial results for 2018:
•
Net sales for 2018 were $24.971 billion, an increase of 1.7% on an owned comparable sales basis and 2.0% on an owned plus licensed comparable sales basis

•
Asset sales gains in 2018 were $389 million, $155 million lower than last year

•
Net income attributable to Macy’s, Inc. shareholders for 2018 was $1.108 billion, a decrease of  $458 million from $1.566 billion in 2017. Earnings before interest and taxes (EBIT) excluding restructuring, impairment, store closing, and other costs and settlement charges for 2018 totaled $1.915 billion, which was $203 million lower than last year

•
Cash flow from operating activities was $1.74 billion for 2018, down $241 million from last year

•
We used excess cash in 2018 to repurchase $1.094 billion of debt in open market and tender offer transactions

The 2018 Sales goal in our annual incentive plan was set above last year actual reflecting our return to growth objective, while EBIT and Cash Flow goals were set below last year due to planned lower asset sales, investments in the business and inventory build-up in support of the sales growth objective. See “2018 Plan Design” on page 33 and “Fiscal 2018 Goal Setting and Results” on page 42.
Change in comparable sales on an owned plus licensed basis and EBIT, excluding certain items, are non-GAAP financial measures. Reconciliations to the most directly comparable GAAP measures are provided in Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations – Important Information Regarding Non-GAAP Financial Measures” on page 29 of Macy’s Annual Report on Form 10-K.

32  investors.macysinc.com

COMPENSATION DISCUSSION & ANALYSIS
EXECUTIVE COMPENSATION HIGHLIGHTS
Annual Incentive Plan
Performance Metric	Fiscal 2018 Results	% of Target Earned
Adjusted EBIT (40% weight) • Earnings before interest and taxes (EBIT), excluding asset impairment and material restructuring charges, acquisition or disposition of material business operations or material group of stores, and any unusual or infrequently occurring items.	Adjusted EBIT for fiscal 2018 totaled $1.877 billion.	170.1%
Sales (25% weight)	Total sales for fiscal 2018 were $25.868 billion.	183.2%
Cash Flow (10% weight)	Cash provided by operating activities net of investing activities was $1.344 billion for fiscal 2018.	200.0%
Strategic Initiatives (25% weight)	Strategic initiative objectives achieved at an average of above target performance.	132.0%
2018 Plan Design. Beginning in 2017, we introduced a strategic initiatives component, weighted 25%, that measures five key business objectives. We continued this plan feature in 2018 and updated the metrics to reflect evolving business objectives. The strategic element complements the financial objectives included in the plan, which were Sales, EBIT and Cash Flow weighted 25%, 40%, and 10%, respectively.
Returning Macy’s to positive, profitable growth was a significant goal in designing the 2018 annual incentive plan. Performance measures and targets reflect this goal, were rigorously set and reward performance when achieved. Sales and EBIT targets for 2018 reflect a 52-week year compared to the 53-week retail calendar in 2017. When adjusted for the 53rd week, the 2018 Sales target was set 1% above 2017 actual results and 1% above relative peer company comparable sales guidance for 2018. The 2018 EBIT target was set below 2017 actual results to reflect lower expected asset sales gains, investments in our Growth 50 stores and digital initiatives as well as to adjust for the 53rd week. The 2018 Cash Flow target reflects lower expected asset sales proceeds over 2017, as well as planned capital expenditures and inventory build-up from 2017 levels.
Strategic initiatives were established to align incentive pay with key initiatives that support business priorities and impact financial results. Achievement of strategic initiatives in 2018 reflected completion of foundational work for the five key initiatives discussed above.
We believe our executive and broad-based incentive plan design helped advance our performance in 2018, which ended with our fifth consecutive quarter of comparable sales growth. See “Fiscal 2018 Goal Setting and Results” on page 42 for further information.
We are making changes to our incentive plans for 2019 to ensure our plans align with our evolving business strategies. See “2019 Compensation Actions” on page 46.

Macy’s, Inc. 2019 Notice of Meeting and Proxy Statement  33

COMPENSATION DISCUSSION & ANALYSIS
Long-Term Incentive Plan
Performance Metric	Fiscal 2016 – 2018 Results	% of Target Earned
Adjusted EBITDA Margin • Earnings before interest, taxes, depreciation and amortization (EBITDA), excluding asset impairment and material restructuring charges, acquisition or disposition of material business operations or material group of stores, and any unusual or infrequently occurring items.	Adjusted EBITDA margin was 12.1% for the fiscal 2016 – 2018 period.	0
Return on Invested Capital (ROIC)	ROIC was 19.7% for the fiscal 2016 – 2018 period.	0
Total Shareholder Return (TSR)	3-year compound annualized TSR was -7.3%, the 33.9th percentile of peer group.	0
In alignment with our focus on growth in 2018, we replaced adjusted EBITDA margin with a comparable sales growth metric in our long-term incentive plan for the 2018-2020 performance period and equally weighted all metrics at 33.3% of the incentive opportunity. Inclusive of the Sales measure in the annual incentive plan, the weight on Sales in 2018 is approximately 3.5x greater than in 2017 for our CEO and continues to be balanced by the EBIT and Cash Flow measures in the annual incentive plan and ROIC in the long-term plan to focus on profitable growth and efficient use of capital.
Our long-term equity incentive plans have consistently been aligned with our shareholders through use of stock options and a relative TSR measure in performance-based restricted stock unit awards.
No payouts of performance-based restricted stock units were made for 2018 because our average EBITDA Margin, ROIC and relative TSR over the three-year (2016 – 2018) performance period were below threshold performance levels. This was the third consecutive year that our long-term equity incentive plan did not pay out.
See pages 40 and 45 for information on payouts under our annual incentive and long-term performance plans.
See Macy’s Annual Report on Form 10-K for important information regarding the above non-GAAP financial measures.

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COMPENSATION DISCUSSION & ANALYSIS
SUMMARY OF KEY 2018 COMPENSATION ACTIONS
Mr. Gennette, Chief Executive Officer
The CMD Committee and the Board approved a 2018 compensation package for Mr. Gennette comprised of 1) an increase in base salary from $1,250,000 to $1,300,000; 2) a target annual incentive opportunity of 170% of base salary; and 3) an increase in long-term incentive opportunity from $6,500,000 to $7,250,000, resulting in Mr. Gennette’s target total direct compensation of  $10,760,000. This represents a 9% increase from Mr. Gennette’s 2017 target total direct compensation opportunity, reflecting his strong performance and leadership during his first year as CEO and resulted in target compensation that fell between the 25th percentile and median of the peer group in consideration of his newness to the role.

Ms. Price, Chief Financial Officer
Ms. Price joined Macy’s in July 2018 as Chief Financial Officer with responsibility for leading Macy’s finance, accounting, investor relations and internal audit functions. Ms. Price succeeded Karen Hoguet who retired at the end of fiscal 2018.
The CMD Committee and the Board approved a compensation package for Ms. Price comprised of 1) a base salary of  $770,000; 2) target annual incentive opportunity of 100% of base salary; and 3) a target long-term equity grant with a grant date fair value of $1,415,000 representing a combination of performance-based restricted stock units and stock options, weighted 60% and 40%, respectively. Annual incentive opportunity and long-term equity grant were prorated for fiscal 2018. Ms. Price’s 2018 target total direct compensation opportunity approximated the peer group median.
Ms. Price received a sign-on bonus of  $300,000 payable on hire, subject to a repayment agreement that provides for 100% repayment during the first 12 months and 50% repayment during months 13 to 24 in the event of voluntary termination. Ms. Price also received a sign-on equity grant of stock options and time-based restricted stock units each with a grant date value of  $350,000 and vesting in one-third annual increments.

Ms. Hoguet, Former Chief Financial Officer
In early 2018, Ms. Hoguet, our Chief Financial Officer since 1987, announced her intention to retire. In order to enable identification of a successor prior to her departure and a smooth transition, the CMD Committee and the Board approved a retention agreement under which Ms. Hoguet would continue as Chief Financial Officer until a successor was appointed, after which she would assume an advisory role until February 2, 2019 to assist in the transition of duties. Under the retention agreement, Ms. Hoguet is entitled to 1) a retention bonus of  $500,000 payable at the end of the retention period; 2) a fiscal 2018 bonus based on actual level of achievement of performance conditions; 3) a fiscal 2018 equity award with a grant date fair value of  $1,500,000 in the form of time-based restricted stock units vesting ratably over three years; and 4) vesting of 2017 performance-based restricted stock units based on actual achievement of performance goals over the three-year performance period (2017-2019) without regard to proration. The retention bonus and other payments and benefits under the retention agreement would be forfeited if Ms. Hoguet terminated employment prior to February 2, 2019 for any reason other than 1) involuntarily without cause, 2) resignation following material breach by the Company, or 3) death or disability.

Other Actions
The CMD Committee took the following other specific actions with respect to the compensation of NEOs for fiscal 2018:
•
Based on levels of achievement against pre-determined 2018 goals for EBIT, Sales, Cash Flow and Strategic Initiatives, we made annual incentive award payments for 2018 of approximately 166.8% of the target incentive opportunities to NEOs

•
Based on failure to achieve pre-determined goals for average EBITDA margin, average ROIC, and relative TSR over the three-year (fiscal 2016 – 2018) performance period, no payouts of fiscal 2016 – 2018 performance-based restricted stock units were made

Macy’s, Inc. 2019 Notice of Meeting and Proxy Statement  35

COMPENSATION DISCUSSION & ANALYSIS
•
Granted fiscal 2018 – 2020 performance-based restricted stock units and stock options to NEOs,

with a mix of 60% performance-based restricted stock units and 40% stock options

WHAT WE DO AND DON’T DO		See pages
We align executive compensation with the interests of our shareholders	✔ Focus on performance-based compensation	30
	✔ Compensation well-aligned with performance	38-39
	✔ Annual risk assessment of executive compensation program	15
	✔ Robust stock ownership guidelines for executive officers	48
Our executive compensation program is designed to encourage balanced decision making and to avoid excessive risk taking	✔ Use multiple performance objectives for both annual and long-term incentive plans	40-48
	✔ Measure performance against both annual and multi-year standards	40-46
	✔ Set performance goals at levels high enough to encourage strong performance, but within reasonably attainable parameters to discourage excessive risk taking	42-46
	✔ Cap on performance-based compensation	40-46
We adhere to executive compensation best practices	✔ Provide modest perquisites with reasonable business rationale	47
	✔ Annual say-on-pay vote	29
	✔ CMD Committee comprised of independent directors	17
	✔ Include a relative-to-peer TSR metric for performance-based restricted stock units	45-46
	✔ Provide for recoupment of cash and equity incentive compensation in certain circumstances	48
	✔ Prohibit hedging and pledging transactions by directors and executive officers	48
	✔ Utilize a compensation consultant independent of management	37
	✔ Provide a reasonable post-employment change-in-control plan	64
	✔ Equity awards are subject to “double-trigger” vesting in the event of a change-in-control	48
	Ø Do not provide excise tax gross-ups upon a change in control	n/a
	Ø Do not provide individual employment contracts	24
	Ø Do not reprice or buyout for cash underwater stock options without shareholder approval	56
	Ø Do not provide individual change-in-control agreements	64
HOW WE DETERMINE EXECUTIVE COMPENSATION
We use a collaborative process in making executive compensation decisions.
Responsible Party	Primary Roles and Responsibilities
CMD Committee
•
Administers executive compensation program for senior executives

•
Oversees annual incentive and long-term incentive plans, as well as benefit plans and policies

•
Ensures appropriate succession plans in place for CEO and other key executive positions

•
Emphasizes pay-for-performance linkage of executive compensation program and ensures programs are competitive

•
When making executive compensation program decisions, considers:

•
our compensation philosophy

•
our financial, operating and total shareholder return performance

•
general compensation policies and practices for our employees

•
practices and executive compensation levels within peer companies

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COMPENSATION DISCUSSION & ANALYSIS
Responsible Party	Primary Roles and Responsibilities
Compensation Consultant (FW Cook since 2008)*
•
Attends CMD Committee meetings at request of Committee, meets with Committee in executive session without management, and communicates with Committee chairman regarding emerging issues and other matters

•
Reviews and provides advice relating to:

•
design of annual and long-term incentive plans, including degree to which incentive plans support business strategies and balance risk-taking with potential reward

•
setting performance objectives

•
peer group pay and performance comparisons

•
competitiveness of key executives’ compensation

•
changes to NEOs’ compensation levels

•
design of other compensation and benefits programs

•
preparation of public filings related to executive compensation, including CD&A and accompanying tables and footnotes

Management (CEO and Human Resources Executives)
•
CMD Committee seeks input from CEO and human resources, legal and finance executives to develop design, operation, objectives and values of various compensation components

•
Human resources department engages compensation consultant, Korn Ferry, to provide calculations, comparator group and general market data used by management in compensation-related analyses

•
At beginning of each fiscal year, CEO meets with direct reports, including other NEOs, to set individual performance objectives for the year which includes achieving key financial and business goals. Following fiscal year end, CEO reviews performance of each direct report against Company and individual performance objectives and individual’s contribution to performance

•
CEO takes active part in CMD Committee discussions of compensation involving direct reports, provides input on individual performance and recommendations on compensation opportunities

•
Human resources executives, with assistance of FW Cook, provide CMD Committee with data, analyses and annual information in considering CEO compensation recommendations for direct reports.

Mr. Gennette did not participate in portions of CMD Committee or Board meetings during which his compensation was discussed.

*
FW Cook provides no services to the Company other than those provided directly to, or on behalf, of the CMD Committee, and to, or on behalf of, the Nominating and Corporate Governance Committee with respect to director compensation. The CMD Committee has assessed the independence of FW Cook pursuant to the New York Stock Exchange listing standards and SEC rules and is not aware of any conflict of interest raised by FW Cook’s work that would prevent FW Cook from providing independent advice to the CMD Committee.

Macy’s, Inc. 2019 Notice of Meeting and Proxy Statement  37

COMPENSATION DISCUSSION & ANALYSIS
HOW WE SET EXECUTIVE COMPENSATION
Review Process
The CMD Committee annually reviews NEO base salaries, annual incentive award payments and equity awards at its March meeting. At that time, financial and other performance results for the prior fiscal year are available and individual and Company performance against applicable targets are measured.
The target total direct compensation of the NEOs other than Mr. Gennette is generally intended to approximate the median of the peer group of retailers listed below. The CMD Committee determined this peer group to be aligned with the market. Peer group data is one of a number of factors considered in determining compensation levels and packages for NEOs and actual positioning of targeted compensation may be above or below the median based on the executive’s experience, unique skill set, scope of responsibilities, supply and demand of critical talent in the market, tenure and other factors. The NEOs’ fiscal 2018 target total direct compensation (base salary, target annual incentive and grant date value of long-term incentive awards), other than for Mr. Gennette, fell within a median range of the peer group practice. Actual total direct compensation realized will vary from targeted compensation based upon the level of achievement of short- and long-term operating performance objectives, stock price performance and the Company’s total shareholder return relative to peer companies. The CMD Committee also reviews the compensation of other senior executives to ensure the compensation of the NEOs is internally consistent and equitable.
The target total direct compensation for Mr. Gennette was set at approximately the 43rd percentile of the peer group.

Compensation Peer Group
2018 Peer Group. The CMD Committee uses comparative compensation data of the following peer group of 12 publicly-traded retail companies to inform it of the competitiveness of compensation and program design for 2018 and believes the data provides important context for compensation decisions. The CMD Committee recognizes that due to factors unique to Macy’s, including business model and strategies, scope and complexity of jobs, and specific talent needs, there is an imperfect comparability of NEO positions among companies. Thus, the CMD Committee does not rely on strict benchmarking or target any specific position for compensation components based on peer group data. We also use the peer group for the TSR measure in our long-term incentive plan. No changes were made to the peer group for 2018.

Bed, Bath & Beyond	Kohl’s	Sears Holdings
Dillard’s	L Brands	Target
Gap	Nordstrom	TJX Companies
J.C. Penney	Ross Stores	Walmart
At July 20, 2018*, we ranked at the 75th percentile of the peer group in revenue and net income, and between the 25th percentile and median in market capitalization.
($) in millions	Revenue(1)	Net Income(1)	Market Capitalization(2)	Total Assets(3)	Number of Employees(4)
75th Percentile	$23,621	$1,792	$34,818	$13,189	165,000
Median	15,540	869	10,223	7,883	95,600
25th Percentile	12,714	354	2,557	7,216	80,150
Macy’s	$25,024	$1,608	$11,841	$19,568	130,000
Macy’s Percentile Rank	76%	74%	57%	84%	62%
*
Date of peer review as presented by FW Cook

Data Source: Standard & Poor’s Capital IQ, as of July 20, 2018
(1)
Most recently reported four quarters

(2)
As of July 20, 2018

(3)
Most recently reported quarter

(4)
Most recently reported fiscal year

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COMPENSATION DISCUSSION & ANALYSIS
2019 Peer Group. In October 2018 we made changes to our peer group for 2019 compensation to align the group with our business strategies and the size of our organization. The revised group consists of 14 companies with Macy’s revenues positioned between the median and 75th percentile and market capitalization near the median (see chart below). The revised peer group includes 10 of the previous 12 peers and adds Best Buy, Dollar Tree, Hudson’s Bay and Lowe’s Companies. Sears Holdings was deleted from the previous peer group due to filing for bankruptcy in 2018 and Walmart was deleted due to its larger size.

Bed, Bath & Beyond	Hudson’s Bay	Nordstrom
Best Buy	J.C. Penney	Ross Stores
Dillard’s	Kohl’s	Target
Dollar Tree	L Brands	TJX Companies
Gap	Lowe’s Companies
($) in millions	Revenue(1)	Net Income(1)	Market Capitalization(2)	Total Assets(3)	Number of Employees(4)
75th Percentile	$33,996	$1,669	$33,198	$13,812	166,325
Median	16,222	925	11,764	8,974	111,500
25th Percentile	12,532	389	3,656	7,718	75,050
Macy’s	$24,978	$1,664	$10,661	$18,668	130,000
Macy’s Percentile Rank	70%	75%	43%	86%	58%
Data Source: Standard & Poor’s Capital IQ, as of September 30, 2018
(1)
Most recently reported four quarters

(2)
As of September 30, 2018

(3)
Most recently reported quarter

(4)
Most recently reported fiscal year

Factors Used to Select Peer Group*
• Revenue	• Global Industry Classification Standard
• Market capitalization	• Business model
• Total assets	• Product and customer base
• Number of employees	• Competition
*
Factors and peer groups are reviewed annually.

We also perform a “peer of peers” analysis to identify companies that Macy’s peers identify as peers, review the companies selected in proxy advisory firms’ peer groups, and companies that use Macy’s as a compensation peer.
Competitive Analyses
As part of its annual compensation planning process, the CMD Committee asks FW Cook to review the design of our annual and long-term incentive programs. FW Cook determined that our incentive compensation programs continue to be well designed and reward profitable growth, efficient use of capital and appreciation in shareholder value.
Through successful execution of strategies, we are able to enhance customer engagement and financial objectives on both an absolute and relative peer-to-peer basis.

Macy’s, Inc. 2019 Notice of Meeting and Proxy Statement  39

COMPENSATION DISCUSSION & ANALYSIS
THE KEY ELEMENTS OF EXECUTIVE COMPENSATION
The compensation program for our NEOs consists primarily of the four components outlined below:
Element	Purpose
Base Salary	Market-driven base-line compensation is targeted at a level necessary to attract and retain high-quality talent. Amount recognizes differences in positions and responsibilities, experience and individual long-term performance.
Annual Incentive Awards	Cash awards that vary based on performance align compensation with business strategy and operating performance over short-term (annual) financial and strategic targets.
Long-Term Incentive Awards	Equity awards that vary based on stock price appreciation and financial performance support our longer-term financial goals and stock price growth, as well as retention and succession planning.
Benefits	NEOs are eligible for group life, health, savings and other benefits available generally to all salaried employees and limited executive benefits to fulfill business purposes.
Base Salary
Members of senior management earn a base salary that we believe is competitive and consistent with their position, skill level, experience, knowledge and length of service with the Company. Base salary is intended to aid in the attraction and retention of talent in a competitive market. This is generally aligned with market median, although actual salaries may be higher or lower as a result of various factors, including our performance results, the broad economic climate, internal pay equity and specific individual attributes and circumstances.
The CMD Committee, with input from FW Cook and management, established total target compensation for the NEOs for fiscal 2018. The Committee and the Board set the following base salary levels for 2018.

Changes to 2018 Base Salary
Name	FY 2018 Salary (000s)	FY 2017 Salary (000s)	% Increase
Gennette	$1,300	$1,250	4%
Price(1)	$770	$—	—
Hoguet(2)	$900	$900	0%
Lawton	$1,000	$1,000	0%
Garcia	$750	$725	3.4%
Kirgan	$750	$750	0%
(1)
Ms. Price joined the Company in July 2018 as Chief Financial Officer

(2)
Ms. Hoguet served as Chief Financial Officer until July 2018 and retired at the end of fiscal 2018

Salary increase for Mr. Gennette was part of a 9% increase in his target total direct compensation, reflecting his strong performance and leadership during his first year as CEO, which represented an increase from the 25th percentile in 2017 to the 43rd percentile of the peer group for 2018. Ms. Garcia’s salary increase reflected a merit and internal equity adjustment.

Annual Incentive
The NEOs participate in the Senior Executive Incentive Compensation Plan (Incentive Plan). The Incentive Plan aligns executive compensation with our business strategy and operating performance objectives and is designed to motivate executives to meet or exceed annual corporate financial and strategic goals.
Target Annual Incentive Opportunity. For fiscal 2018, 75% of target annual incentive opportunities was based on financial measures and 25% on strategic initiatives.
Annual Incentive Opportunity as Percent of Base Salary. Targeted annual incentive award opportunities are expressed as a percent of year-end base salary. Actual awards may range from 0% to 232.5% or more of

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COMPENSATION DISCUSSION & ANALYSIS
the “target” award, depending upon actual performance relative to the pre-determined goals, as shown in the chart below (and on such alternative or additional factors as the CMD Committee deems appropriate).

	Annual Incentive as a % of Base Salary
Position	Threshold	Target	Outstanding
Chief Executive Officer	41.66%	170%	395.25%
President	30.62%	125%	290.63%
Chief Financial Officer	24.50%	100%	232.50%
Other NEOs(1)	18.38%	75%	174.38%
(1)
Includes Ms. Hoguet.

Performance Measures and Weightings. Performance measures are weighted 40% EBIT, 25% Sales, 10% Cash Flow and 25% Strategic Initiatives (5% each).
Annual Incentive as a % of Target
Performance Metric	Threshold	Outstanding
EBIT	20% of Target	300% of Target
Sales	25% of Target	220% of Target
Cash Flow	40% of Target	200% of Target
Strategic Initiatives	25% of Target	150% of Target
The CMD Committee selected the following levels of EBIT, Sales and Cash Flow as the financial goals and the strategic initiatives listed below as the strategic goals for fiscal 2018 for purposes of the target annual incentive opportunity for NEOs. Each of the strategic initiatives is equally weighted based on successful implementation as well as a statistical measure reflecting the extent to which pre-determined performance targets are met.
		Performance Range ($ in millions)
Performance Metric	Weight	Threshold	Target	Outstanding
EBIT	40%	85% of Target	$1,754.3	120% of Target
Sales	25%	97.5% of Target	$25,603.4	101.5% of Target
Cash Flow	10%	$50 below Target	$856.3	$150 above Target
Strategic Initiatives
Loyalty	5%
• Launch tender neutral program			Successful Launch
• Total loyalty sales penetration		3 ppt below Target	50%	3 ppt above Target
Backstage	5%
• Open 100+ locations			Achieve Store Openings
• 2016 & 2017 stores within stores achieve 2018 sales plan(1)		97.5% of Target	Target	101.5% of Target
Store Pickup and Same Day Delivery	5%
• Launch ship to store (BOSS)			Successful Launch
• Store pickup (BOPS+BOSS) sales(2)		97.5% of Target	Target	101.5% of Target
Vendor Direct Fulfillment	5%
• Launch Commerce HUB partnership			Successful Launch
• Total vendor direct net sales(3)		97.5% of Target	Target	101.5% of Target
Growth Stores	5%
• Launch 5P’s in all 50 stores (P’s: product, people, presentation, promotion, process)			Successful Launch
• Achieve 2018 annual sales plan(4)		97.5% of Target	Target	101.5% of Target
(1)
Aggregate performance of stores; Spring + Fall Plan

(2)
Includes same day delivery sales, approximately $5 million in 2017, and financial sales

(3)
Based on website financial sales (Spring + Fall) netted for returns

(4)
Aggregate performance of stores: Spring + Fall Plan

(5)
Straight-line interpolation will apply to performance levels between the ones shown

Macy’s, Inc. 2019 Notice of Meeting and Proxy Statement  41

COMPENSATION DISCUSSION & ANALYSIS
Reasons for Selecting These Metrics
•
EBIT – focuses executives on maximizing operating income and is a good indicator of how effectively our annual business objectives and strategies, which focus on growth in profits, are being executed.

•
Sales – measures growth and provides opportunities for the achievement of various other financial measures, including EBIT and cash flow. The Sales target includes sales of departments licensed to third parties and excludes certain items that are included in externally reported sales under GAAP, including licensed department income, shipping and handling fees and sales to third-party retailers.

•
Cash Flow – measures how much cash we generate from our operating activities net of investing activities. This cash can be used to further invest in the business, to return to shareholders, or to strengthen the balance sheet.

•
Strategic Initiatives – aligns management with our business strategies to drive future growth and shareholder value.

•
Loyalty program comprises our best customers; target is a percentage of total sales from Loyalty customers in 2018

•
Backstage off-price option in stores provides additive products, experience and incremental sales lift

•
BOPS and BOSS transactions generate radiated sales and improved margins; E-commerce and digital capability complements store portfolio

•
Vendor direct fulfillment cost-effectively expands product offerings

•
Growth stores rollout pilot initiatives to 50 selected stores representing cross-section of fleet to improve brick-and-mortar shopping experience

The heavier weighting for the EBIT and Sales objectives reflects our emphasis on profitable growth. The performance levels of EBIT, Sales and Cash Flow are determined annually, and are set to help the Company achieve its longer term Comparable Sales Growth and average ROIC objectives under the long-term incentive program. These performance levels are intended to be aggressive but realistic. Achieving threshold levels would represent minimum acceptable performance and achieving maximum levels would represent outstanding performance. Strategic Initiatives align management on metrics that 1) are considered critical to our business strategies; 2) are reasonably achievable; and 3) encompass sales growth, service and innovation.
Fiscal 2018 Goal Setting and Results
The following shows actual 2017 and 2018 performance compared to threshold, target and maximum goals for each performance metric.
Target levels of achievement of performance measures are set at the beginning of the year based on our internal business plan and for 2018 reflect a 52-week year compared to the 53-week retail calendar in 2017.

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COMPENSATION DISCUSSION & ANALYSIS
($ in millions)
Performance Metric	Fiscal 2017 Actual (53-week retail calendar)	Threshold	Fiscal 2018 Target	Outstanding	Fiscal 2018 Actual (52-week retail calendar)
EBIT	$2,107.6	$ 1,491.2	$ 1,754.3	$ 2,105.1	$ 1,877.2
Sales	$25,781.9	$24,963.3	$25,603.4	$25,987.5	$25,868.6
Cash Flow	$1,587	$ 806.3	$ 856.3	$ 1,006.3	$ 1,344.0
Strategic Initiatives
Loyalty
• Launch tender neutral program			Successful Launch		Launched
• Total loyalty sales penetration		3 ppt below Target	50%	3 ppt above Target	50.8%
Backstage
• Open 100+ locations			Achieve Store Openings		Achieved
• 2016 & 2017 stores within stores achieve 2018 sales plan		97.5% of Target	Target	101.5% of Target	1.8% Above Target
Store Pickup and Same Day Delivery
• Launch ship to store (BOSS)			Successful Launch		Launched
• Store pickup (BOPS+BOSS) sales		97.5% of Target	Target	101.5% of Target	44.2% Above Target
Vendor Direct Fulfillment
• Launch Commerce HUB partnership			Successful Launch		Launched
• Total vendor direct net net sales		97.5% of Target	Target	101.5% of Target	0.9% Above Target
Growth Stores
• Launch 5P’s in all 50 stores (P’s: product, people, presentation, promotion, process)			Successful Launch		Launched
• Achieve 2018 annual sales plan		97.5% of Target	Target	101.5% of Target	0.5% Above Target
Returning to positive, profitable growth was a significant goal in the design of our annual incentive plan for 2018. Performance metrics and targets reflect this goal and were rigorously set.
•
Sales and EBIT targets for 2018 reflect a 52-week year compared to the 53-week retail calendar in 2017. When adjusted for the 53rd week, the 2018 comparable Sales target was set 1% above 2017 actual results and 1% above relative peer company comparable sales guidance for 2018.

•
2018 Sales target also included improvement in our sales relative to the overall market for our categories of business. For the past three years, Macy’s year-over-year sales change has trailed the market by approximately 5 percentage points on average. Our 2018 sales target incorporated an improvement in that spread of approximately 150 basis points.

•
2018 EBIT target was planned down $353 million to reflect lower expected asset sales gains year-over-year and investments in support of our North Star strategic initiatives, and to adjust for the 53rd week in 2017. Excluding the impact of gains on asset sales, 2018 EBIT target was planned $129 million below 2017 actual results.

•
2018 Cash Flow target was planned down to reflect lower asset sales proceeds as well as planned 2018 capital expenditures and inventory build-up from 2017 levels.

Strategic initiatives were established to align incentive pay with key initiatives that support business priorities and impact financial results. Performance of each strategic metric is measured objectively by goal completion or achievement of quantitative performance

Macy’s, Inc. 2019 Notice of Meeting and Proxy Statement  43

COMPENSATION DISCUSSION & ANALYSIS
levels, within specific timeline parameters, and reviewed and approved by the CMD Committee. There are no individual performance assessments or subjective goal criteria.
We believe our approach to goal setting provides participants with a reasonable opportunity to achieve the goals, thus supporting engagement and retention objectives essential to encourage employees to maintain a commitment to delivering the turn-around plan that began in 2017.
Fiscal 2018 Annual Incentive Awards. For fiscal 2018, incentive awards were made in part based on the level of achievement of the EBIT, Sales and Cash Flow metrics.
Consistent with the award terms approved by the CMD Committee at the time the performance goals were established, EBIT, Sales and Cash Flow were adjusted to exclude, to the extent not included in the Company’s business plan, asset impairment charges, material restructuring charges, acquisition or disposition of material business operations or material group of stores, and any unusual or infrequently occurring items.
Overall, 2018 financial metric performance averaged approximately 184.4% of target and strategic initiative objectives averaged approximately 132% of target resulting in a total payout of 166.8% of target.

	2018 Performance ($ in millions)			Annual Incentive Payout as a % of Base Salary
Annual Incentive Component	Results	Achievement Level	% of Target	CEO	President	CFO(1)	Other NEOS
EBIT ($)	$1,877.16	Between Target and Outstanding	107.01%	115.67%	85.05%	68.04%	51.03%
Sales ($)	$25,868.57	Above Outstanding	101.04%	77.86%	57.25%	45.80%	34.35%
Cash Flow ($)	$1,334.03	Above Outstanding		34%	25%	20%	15%
Strategic Initiatives	132% of Target	Between Target and Outstanding		56.1%	41.25%	33%	24.75%
Loyalty			50.8%
Backstage			101.8%
Store Pick Up & Same Day Delivery			144.2%
Vendor Direct Fulfillment			100.9%
Growth Stores			100.5%
Total Earned				283.63%	208.55%	166.84%	125.13%
Total Target Opportunity				170.00%	125.00%	100.00%	75.00%
(1)
Payout prorated based on July hire date.

Sales, EBIT and Cash Flow for fiscal 2018 (adjusted as described above) all exceeded our 2018 Business Plan, Incentive Plan targets and internal expectations when set at the beginning of the year. Comparable Sales Growth was 2.0%, driven by strong consumer spending and impact of our strategic initiatives.
For 2018, Sales totaled $25,868 million or 1.04% above target. EBIT was $1,877 million or 7.01% above target. EBIT and Sales performance achievement levels fell between target and maximum and weighted 40% and 25%, respectively, of total annual incentive opportunity. Cash Flow before Financing was $1,344 million, $487.7 million above target, which exceeded maximum payout level and weighted 10% of total annual incentive opportunity.
For 2018, the strategic initiatives included in the Incentive Plan in 2017 were updated to reflect evolving business strategies, and were focused on Macy’s Star rewards loyalty program, expansion of Macy’s Backstage off-price business, enhancement of customer pickup, delivery and checkout options, expansion of our vendor direct program, and Growth 50 store initiatives, all of which support our North Star strategy.
The CMD Committee assessed performance against established metrics for each initiative and determined the overall performance achieved was 66.8% above target.
We omit target and actual performance levels of strategic initiatives because the information is confidential and the disclosure of which would result in competitive harm.
The performance goals for strategic initiatives, which are both financial and operational, are measured on a quantitative basis. The goals were determined by the CMD Committee to be rigorous, given the retail environment, but achievable in order to drive performance. The target for each financial goal was set to require performance above previous levels or trend. This balance of rigor and achievability is demonstrated in the payout for the strategic initiatives at 166.8% of target, indicating overall achievement of the goals at above the target level.

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COMPENSATION DISCUSSION & ANALYSIS
Long-Term Equity Compensation
Annual equity compensation awards to the NEOs in fiscal 2018 consisted of performance-based restricted stock units and stock options. The long-term incentive program is designed to align the interests of the Company and our executives with those of our shareholders.
How Awards are Determined. The CMD Committee, with the recommendations of FW Cook, established a target dollar amount for total long-term compensation for each NEO for the performance period beginning with fiscal 2018. Target amounts are consistent with median (25th percentile to median for Mr. Gennette) long-term incentive opportunities provided by our peer group and take into account prior-year opportunities. Target 2018 long-term compensation was allocated:
•
60% in performance-based restricted stock units that generally vest after a three-year performance period only if we meet pre-determined financial performance and relative TSR goals

•
40% in stock options that generally vest in installments over a four-year period and have value only if our stock price increases over the grant price of the options

Reasons for This Mix of Long-Term Awards. This mix of equity awards supports several important objectives:
•
establishing a direct link between compensation and achievement of our long-term financial objectives and returns to shareholders on both absolute and relative peer-to-peer basis

•
achievement of longer-term goals related to our key strategies

•
enhancing retention by mitigating the impact of stock price fluctuations with the use of performance-based restricted stock units in combination with stock options

The CMD Committee believes this mix provides a reasonable balance between stock price performance and longer-term operating and strategic performance.
Performance-Based Restricted Stock Units. The CMD Committee determines the number of performance-based restricted stock units required to deliver the targeted award value (60% of fiscal 2018 long-term incentive award opportunity) by dividing the targeted award dollar value by the closing price of Macy’s common stock on the grant date.
Award Opportunity. Awards granted in fiscal 2018 may pay out from 0% to 150% of the target award opportunity based on our performance against Comparable Sales Growth, average ROIC, and relative TSR objectives over the three-year performance period (fiscal 2018 – 2020) as follows:

	Comparable Sales Growth (33.3% weight)		ROIC (33.3% weight)		Relative TSR (33.4% weight)
Performance Level	3-Year Average	Vesting %	3-Year Average	Vesting %	3-Year TSR vs. Peer	Vesting %
Outstanding	≥3.0%	150%	≥18.6%	150%	≥75.0%	150%
Target	1.9%	100%	18.2%	100%	50.0%	100%
Threshold	0.0%	50%	16.6%	50%	35.0%	50%
Below Threshold	<0.0%	0%	<16.6%	0%	<35.0%	0%
*
Straight-line interpolation will apply to performance levels between the ones shown

For the 2018-2020 performance period, we replaced the EBITDA margin metric with Comparable Sales Growth and redistributed the weightings from 50% EBITDA margin, 30% ROIC and 20% Relative TSR to three equally weighted measures as discussed above.
Performance levels for each metric are based on our long-term business objectives and strategies and historic performance of key business competitors.
Reasons for Selecting These Metrics. These performance metrics are closely monitored by investors and are the key drivers of long-term sustainable shareholder value. The Comparable Sales Growth and average ROIC metrics complement the EBIT, Sales and Cash Flow measures used in the annual incentive plan by focusing executives on efficient use of assets and profitable growth.
•
Comparable Sales Growth as a metric for 2018 is intended to support our multi-channel sales growth objectives.

•
ROIC is a measure of investment productivity and the efficiency in which assets are employed in the business. It is an important measure of our overall performance and why we include it in our long-term incentive plan versus our annual incentive plan.

•
Relative TSR is a good measure of shareholder value creation, especially when measured on a consistent basis over extended periods of time.

Macy’s, Inc. 2019 Notice of Meeting and Proxy Statement  45

COMPENSATION DISCUSSION & ANALYSIS
Peer-to-peer measurement is viewed as an executive compensation “best practice” by many proxy advisory firms and corporate governance experts. We measure TSR against the compensation peer group since it includes our primary competitors for business, talent and investor capital.
Stock Options. The CMD Committee determines the number of stock options required to deliver the targeted value (40% of fiscal 2018 long-term incentive award opportunity) by dividing the targeted award dollar value by the Black-Scholes value for the common stock on the grant date. Stock options are granted at the closing price of Macy’s common stock on the date of the grant, generally vest 25% on each of the four anniversaries following the grant date and have a term of 10 years.
Fiscal 2018 Equity Awards
Awards Granted in 2018. The number of stock options and target number of performance-based restricted stock units granted to the NEOs are shown in the 2018 Grants of Plan-Based Awards table on page 55.
Awards Not Earned and Forfeited in 2018. The three-year (fiscal 2016-2018) performance period for performance-based restricted stock units granted in fiscal 2016 expired as of the end of fiscal 2018. Cumulative EBITDA earned over the performance period exceeded the applicable $8.5 billion funding threshold, resulting in the maximum award of 150% of the target award being funded. The CMD Committee exercised its negative discretion to then determine the number of performance-based restricted stock units that would be paid based on our average EBITDA margin, average ROIC and relative TSR performance objectives over the three-year performance period, as follows:

	EBITDA Margin (50% weight)		ROIC (30% weight)		Relative TSR (20% weight)
Performance Level	3-Year Average	Vesting %	3-Year Average	Vesting %	3-Year TSR vs. Peer	Vesting %
Outstanding	≥13.7%	150%	≥22.3%	150%	≥75.0%	150%
Target	13.2%	100%	21.3%	100%	50.0%	100%
Threshold	12.7%	50%	20.3%	50%	35.0%	50%
Below Threshold	<12.7%	0%	<20.3%	0%	<35.0%	0%
*
Straight-line interpolation will apply to performance levels between the ones shown

Our average EBITDA margin, ROIC and relative TSR were below the threshold performance level. As a result, the NEOs did not earn any of the performance-based restricted stock units granted in March 2016.
2019 Compensation Actions
In 2018 FW Cook assisted the CMD Committee with the review of our compensation levels and program for our NEOs, including our CEO. The purpose of the review was to ensure key measures in the program aligned with our evolving business strategies. As a result of this review, the CMD Committee approved the following actions for fiscal 2019 compensation levels and programs.
NEO Compensation Levels, Opportunities and Mix
•
No changes to base salaries

•
No changes to target opportunities in the annual incentive or long-term equity incentive plans

•
No changes to the mix of equity used in the long-term equity incentive plan; 60% performance restricted stock units (PRSUs) and 40% stock options

•
Implemented a 200% maximum incentive opportunity in both the annual incentive and long-term equity incentive plans

•
Reduced annual incentive plan maximum opportunity from 232.5% of target, resulting in a total reduction of 60 percentage points over the past three years

•
Increased the long-term maximum opportunity from 150%

Annual Incentive Plan
To support our business strategies of investing to grow sales, we made changes to the annual incentive plan to focus on sales growth and our Strategic Initiatives, which are key imperatives to increase sales. The changes to the plan in 2019 include:
Metrics
•
Increased the weight of the Sales metric from 25% to 40% and reduced the EBIT metric from 40% to 35% to reflect the focus on investing in the business to grow sales and support our Strategic Initiatives

•
Eliminated the Cash Flow metric. Discontinuing the use of Cash Flow in our annual incentive program does not diminish its importance in our business operations. Rather, it reflects alignment with the growth-oriented business strategies

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COMPENSATION DISCUSSION & ANALYSIS
•
Maintained the weight on the Strategic Initiatives metric at 25%

Metric	Weighting 2018	Weighting 2019
Sales	25%	40%
EBIT	40%	35%
Cash Flow	10%	0%
Strategic Initiatives	25%	25%
AIP Performance Ranges
•
Revised the performance ranges for Sales and EBIT to reflect our business plan and the retail environment

•
Sales – widened the performance range from 97.5% – 101.5% of target to 97% – 103% of target

•
EBIT – narrowed the performance range from 85% – 120% of target to 90% – 110% of target

•
Transitioned from a combination of objective and subjective measurement of performance relative to Strategic Initiatives metrics to 100% objective measurement of performance relative to pre-determined financial metrics

Summary of Annual Incentive Plan for 2019 for NEOs
Metric	Weight	Range	Threshold	Target	Maximum
Sales	40%	Performance Range (% of plan)	97%	100%	103%
		Payout Range (% of Target)	25%	100%	200%
EBIT	35%	Performance Range (% of plan)	90%	100%	110%
		Payout Range (% of Target)	25%	100%	200%
Strategic Initiatives	25%	Performance Range (% of plan)	97%	100%	103%
		Payout Range (% of Target)	25%	100%	200%
Long-Term Incentive Plan
•
In the 2019 long-term incentive plan, which is comprised of 60% performance restricted stock units (PRSUs) and 40% stock options, we changed the weighting of the performance metrics in the PRSU plan to better balance the weight of stock performance and longer-term operational goals that are viewed as key drivers of shareholder value

•
Increased weighting of 3-year Average Comparable Sales Growth and Average ROIC from 33.3% in 2018 to 37.5% in 2019

•
Reduced relative TSR from 33.4% in 2018 to 25% in 2019

•
As a result of these changes approximately 55% of NEO target long-term incentive opportunity is based on stock performance

•
Modified the design for the relative TSR goal to include shareholder-friendly provisions and more closely align the intended value of the award with the accounting cost, including implementation of:

•
Negative TSR Cap: If Macy’s absolute TSR over performance period is negative, any payout earned is capped at target

•
Maximum Value Cap: Regardless of Macy’s performance relative to peers or stock price growth, the maximum payout amount for the relative TSR metric is 400% of the target grant value

Benefits
Retirement and Deferred Compensation Plans. NEOs participate in our broad-based 401(k) retirement investment plan. NEOs also participate in a non-qualified deferred compensation plan with features like the 401(k) plan. Prior to 2014, executives were provided with a supplementary executive retirement plan and a cash balance pension plan. These two defined benefit plans were discontinued in December 2013 and NEOs no longer accrue benefits under the plans. See page 61 for more information on these plans.
Perquisites. We provide a car and driver program, business club memberships and, for our CEO, limited personal use of company aircraft. See page 54 for more information.

Macy’s, Inc. 2019 Notice of Meeting and Proxy Statement  47

COMPENSATION DISCUSSION & ANALYSIS
Severance and Change-in-Control. We maintain executive severance plans and a change-in-control plan covering our NEOs. Our deferred compensation programs provide for accelerated benefits in the event of a change-in-control. All equity awards granted since 2010 are subject to “double-trigger” vesting in the event of a change-in-control. See pages 64 – 71 for more information.

EXECUTIVE COMPENSATION GOVERNANCE
Clawback Policy
The CMD Committee has the discretion to require a participant in the annual Incentive Plan or in the long-term incentive compensation program to repay income derived from the annual incentive, performance-based restricted stock units or stock options in the event of a restatement of our financial results. This repayment would occur within three years after any such payment to correct a material error determined by the CMD Committee to be the result of executive fraud or intentional misconduct.

Stock Ownership Guidelines
Our Board has established stock ownership guidelines for certain corporate officers of Macy’s, including the NEOs.
Position	Ownership Guideline
Chief Executive Officer and Chairman of the Board	6x base salary
President and Chief Financial Officer	3x base salary
Chief Human Resources Officer and Chief Legal Officer	2x base salary
Shares counted toward the ownership requirement:(1)
•
Macy’s stock beneficially owned (directly or indirectly) by the executive or owned jointly with any immediate family member of the executive

•
Any stock credits or other stock units credited to an executive’s account through deferrals under our deferred compensation program or otherwise

•
Time-based restricted stock or restricted stock units granted to executives, whether or not vested

•
Time-based stock credits during the performance and holding periods under a stock credit plan

•
Performance-based stock credits during the holding periods that follow the performance periods under stock credit plans

•
The executive’s proportionate share of the Macy’s stock fund under our 401(k) Plan

Macy’s common stock subject to unvested or unexercised stock options, and performance-based restricted stock or stock units during the performance period, do not count toward the ownership requirement.

(1)
The Company first enacted stock ownership guidelines in 2006. Executives are expected to comply with the current guidelines by the first business day in May following the five-year anniversary the executive first becomes covered under his/her current or new ownership guideline, or if newly hired or promoted, eligible to receive a payout of performance-based restricted stock and/or units under our long-term incentive plan. Executives who are below their ownership guideline at their guideline requirement date must retain 50% of all shares acquired on vesting or exercise of equity awards (net of exercise costs and taxes) until the guideline is met to be in compliance with the stock ownership policy. Stock ownership is measured as of the first business day in May of each fiscal year. As of the most recent measurement date, each NEO was in compliance with the retention or ownership requirements of the stock ownership policy.

Hedging/Pledging Policy
Directors and participants in our long-term incentive plan are prohibited from engaging in transactions designed to hedge against the economic risks associated with an investment in our common stock or pledging our common stock in lending transactions. These individuals may not engage in the purchase or sale of put and call options, short sales, short selling against the box, other hedging transactions designed to minimize the risk of owning Macy’s common stock such as zero-cost collars and forward sale contracts, and pledging Macy’s securities as collateral for a loan, including in a margin account. The foregoing prohibitions do not apply to the exercise of stock options granted as part of a Company incentive plan.

Timing of Equity Awards
The CMD Committee generally approves annual equity-based grants at its annual March meeting, normally scheduled at least two years in advance. The March meeting occurs after financial results are available – at least three weeks after we release our fiscal year-end earnings. The CMD Committee may approve equity-based grants on other dates in special circumstances, such as to newly-hired executives or to executives promoted into positions eligible for such grants, or to retain executives important to the success of the Company.

48  investors.macysinc.com

COMPENSATION DISCUSSION & ANALYSIS
Tax Considerations
In general, Section 162(m) of the Internal Revenue Code of 1986, as amended, places a limit of  $1 million on the amount of compensation that we may deduct in any one year with respect to certain of our executive officers (and, beginning in 2018, certain former executive officers).
Historically, compensation that qualified as “performance-based compensation” could be excluded from this $1 million limit. This exception has been repealed, effective for taxable years beginning after December 31, 2017, except for certain compensation arrangements in place as of November 2, 2017 for which transition relief is available. Prior to 2018, the CMD Committee sought from time to time to qualify certain compensation awards for the performance-based exception. We continue to evaluate the impact of the recent revisions to Section 162(m) for their potential impact on the Company. Regardless of that impact, the CMD Committee will continue to design and maintain executive compensation arrangements that we believe will attract and retain the executive talent we need to compete successfully, even if in certain cases such compensation is not deductible for federal income tax purposes. Because of the uncertainties associated with the application and interpretation of Section 162(m) and the regulations issued thereunder, there can be no assurance that compensation intended to satisfy the requirements for deductibility under Section 162(m), as in effect prior to 2018, will in fact be deductible.

Accounting
We record salaries and performance-based cash compensation incentives in our financial statements as expenses in the amount paid, or to be paid, to the NEOs.
Accounting rules also require us to record an expense in our financial statements for equity-based awards, even though equity awards are not paid as cash to employees.
We expense all equity-based awards in accordance with ASC Topic 718. In evaluating the design of our variable incentive plans, the CMD Committee considers the accounting costs attributable to alternative approaches to ensure that financial efficiency is maximized.

OUR COLLEAGUE COMPENSATION PHILOSOPHY
Macy’s colleague compensation philosophy and practices are integral to our objective of being an employer of choice in every location we do business, with competitive pay and benefits in a caring and service-oriented work environment. Compensation is scaled to job position, responsibilities, experience and performance, with incentive opportunities that allow all employees to share in the success of the Company.
Pay-for-Performance. We seek to align pay and performance. Because senior executives can directly influence our overall performance, a majority of their annual targeted total direct compensation is variable at-risk pay tied to financial performance, corporate objectives and both absolute and relative stock price performance in the form of annual cash and long-term equity incentive award opportunities.
Pay-for-performance extends beyond senior executives to align broad groups of our employees with the interests of shareholders. For example:
•
Employees through the director level participate in an annual cash incentive plan; a portion of the incentive is based on the achievement of the same financial and strategic performance metrics as our senior executive Incentive Plan and a portion is based on individual performance results

•
In 2018, we implemented the Path to Growth quarterly incentive program for all employees who do not participate in the annual cash incentive plan; the program provides these employees the opportunity to earn bonuses when corporate performance goals are met; Path to Growth bonus payouts totaled approximately $44 million for fiscal 2018 and 94% of all stores achieved performance levels that resulted in payments to our store employees at least once during fiscal 2018.

•
Store managers and above are eligible for grants of equity under our core management equity program

•
In 2018, we provided approximately 1,008 equity grants to employees to align their pay with senior executives and our shareholders

•
Sales associates in certain merchandise areas are eligible for commissions or special bonuses for performance

Pay Levels. The CMD Committee sets appropriate pay levels for senior executives. Management deploys that philosophy throughout the Company in determining pay amounts.
The CMD Committee is provided compensation information for individuals and employee groups beyond

Macy’s, Inc. 2019 Notice of Meeting and Proxy Statement  49

COMPENSATION DISCUSSION & ANALYSIS
executive officers to inform the Committee of company compensation practices and executive pay levels, and receives regular reports on the Path to Growth incentive program. The CMD Committee also approves annual incentive awards to bonus-eligible non-executive officers.
We try to balance internal and external pay fairness. We use market surveys to determine the external competitiveness of our compensation levels and we utilize pay ranges to help ensure internal pay fairness. We assess internal pay levels based on the relative internal value of each job or job classification, a subjective process that considers direct job duties, responsibilities, skills, experience and education, required leadership expectations, organizational needs, talent sector, variance to external job titles and other factors. We feel internal pay fairness is more than numerical relationships between the pay of individual employees or employee classifications.
Work and Career Opportunities. Macy’s believes compensation is an important part, but not the only element, of job satisfaction. Macy’s offers a wide variety of retail employment opportunities to build a career or to earn extra money. We offer merchandise discounts and flexible, predictable schedules for part-time store associates, internships for college students and full-time employment in the retail business for graduates through our Executive Development Program. We offer exciting career opportunities in creative, marketing, technology, merchandising, store operations, accounting/finance, human resources, legal, communications/media and real estate at our major corporate work centers in Atlanta, Cincinnati, San Francisco and New York, as well as employment opportunities at our stores, distribution centers and call centers across the United States.

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COMPENSATION COMMITTEE REPORT

The Compensation and Management Development (CMD) Committee has reviewed and discussed the Compensation Discussion & Analysis with Macy’s management. Based on such review and discussions, the CMD Committee recommended to the Board that the Compensation Discussion & Analysis be included in Macy’s Annual Report on Form 10-K for the fiscal year ended February 2, 2019 and proxy statement.
The foregoing report was submitted by the CMD Committee and shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or to the liabilities of Section 18 of the Exchange Act.
Respectfully submitted,
Paul C. Varga, Chairperson
David P. Abney
Francis S. Blake
Deirdre P. Connelly
Sara Levinson

COMPENSATION COMMITTEE INTERLOCKS AND
INSIDER PARTICIPATION

None.

Macy’s, Inc. 2019 Notice of Meeting and Proxy Statement  51

COMPENSATION OF THE NAMED EXECUTIVES FOR 2018

OUR NAMED EXECUTIVE OFFICERS
Jeff Gennette	Chief Executive Officer
Paula A. Price	Chief Financial Officer
Karen M. Hoguet	Former Chief Financial Officer
Harry A. Lawton III	President
Elisa D. Garcia	Chief Legal Officer
Danielle L. Kirgan	Chief Human Resources Officer

52  investors.macysinc.com

COMPENSATION OF THE NAMED EXECUTIVES FOR 2018
The following table summarizes the compensation of the individuals that served as our principal executive officer and principal financial officer during fiscal 2018 and our three other most highly-compensated executive officers who were serving as executive officers at the end of fiscal 2018, collectively referred to as the “Named Executives” or the “NEOs.”
2018 SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation ($)	Changes in Pension Value and Nonqualified Deferred Compensation Earnings(3) ($)	All Other Compensation(4) ($)	Total ($)
Jeff Gennette Chief Executive Officer	2018	1,291,667	0	4,694,492	2,899,994	3,687,200	58,489	101,849	12,733,691
	2017	1,208,333	0	3,927,685	2,599,996	2,997,100	328,121	27,020	11,088,255
	2016	1,000,000	0	1,631,000	1,079,996	170,200	264,058	17,000	4,162,254
Paula A. Price Chief Financial Officer	2018	433,125	300,000	1,137,825	837,381	749,400	0	188,531	3,646,262
Karen M. Hoguet Former Chief Financial Officer	2018	900,000	500,000	1,499,983	0	1,126,200	859,810	64,824	4,950,817
	2017	900,000	0	1,862,093	565,999	952,100	350,086	31,675	4,661,953
	2016	900,000	0	854,779	565,993	92,300	309,039	31,500	2,753,611
Harry A. Lawton III President	2018	1,000,000		2,590,038	1,599,998	2,085,500	0	8,750	7,284,286
	2017	397,727	5,500,000	6,613,645	3,999,997	734,600	0	1,415,526	18,363,495
Elisa D. Garcia Chief Legal Officer	2018	745,833	0	777,018	479,994	938,500	0	52,876	2,994,221
	2017	725,000	0	725,109	479,997	767,000	0	6,344	2,703,450
	2016	291,099	1,612,800	749,997	749,994	31,000	0	430.899	3,865,789
Danielle L. Kirgan Chief Human Resources Officer	2018	750,000	0	777,018	479,994	938,500	0	199,471	3,144,983
	2017	205,729	500,000	0	499,997	198,400	0	228,104	1,632,230
(1)
The amounts in this column for fiscal 2018 include the grant date fair value for performance-based restricted stock units awarded in fiscal 2018 determined by using a weighted average grant date price for the common stock of approximately $32.16 per share, assuming the “target” number of units is earned. Assuming the “maximum” number of units is earned, the grant date fair value amounts for the performance-based restricted stock units would be $7,041,738 for Mr. Gennette, $3,885,057 for Mr. Lawton and $1,165,527 for Ms. Garcia and Ms. Kirgan. The amount for Ms. Price includes the grant date fair value for performance and time-based restricted stock units awarded upon hire in fiscal 2018. Assuming the “maximum” number of units is earned, the grant date fair value amounts for the performance-based restricted stock units for Ms. Price would be $1,223,813 using a weighted average grant date price for the common stock of approximately $40.69. The fair value of Ms. Price’s time-based restricted stock units was determined by using a discounted grant date closing stock price for the common stock of $33.54 per share. See footnote (4) to the 2018 Grants of Plan-Based Awards table.

(2)
The amounts in this column reflect the grant date value of stock options determined using the Black-Scholes option pricing model in accordance with ASC Topic 718. See footnote (4) to the 2018 Grants of Plan-Based Awards table for the assumptions used in making this determination.

(3)
We did not pay above-market interest under our executive deferred compensation plan in 2018, therefore, the amounts reflected in this column relate to pension benefits only. The amounts reflected for fiscal 2018 in this column represent the change in the actuarial present value of accumulated pension benefits under our cash balance pension plan (CAPP) and supplementary executive retirement plan (SERP) in fiscal 2018. The assumptions used in determining the present value of benefits are the same assumptions used for financial reporting purposes. The present value of benefits was determined using a PBO effective discount rate of 4.03% for the CAPP and 4.10% for the SERP. For the CAPP, base mortality rates are determined using the RP-2014 Blue Collar mortality table adjusted to back out estimated mortality improvements from 2006 to the measurement date using MP-2014, and then projected forward to the measurement date using MP-2018. For the SERP, base mortality rates are determined using the RP-2014 White Collar mortality table adjusted to back out estimated mortality improvements from 2006 to the measurement date using MP-2014, and then projected forward to the measurement date using MP-2018. Mortality is projected generationally from the measurement date using scale MP-2018 for both the CAPP and SERP. Scale MP-2018 defines how future mortality improvements are incorporated into the projected mortality table and is based on a blend of Social Security experience and the long-term assumption for mortality improvement rates by the Society of Actuaries’ Retirement Plans Experience Committee. The assumed retirement age used for these calculations was the normal retirement age of 65, as defined by the plans, and each Named Executive was assumed to retire at the normal retirement age.

Macy’s, Inc. 2019 Notice of Meeting and Proxy Statement  53

COMPENSATION OF THE NAMED EXECUTIVES FOR 2018
(4)
Included in “All Other Compensation” for fiscal 2018 are Company benefit plan contributions and the incremental cost to Macy’s of the following perquisites made available to the Named Executives:

Name	Aircraft Usage(a) ($)	Tax Reimbursement(b) ($)	Car Programs(c) ($)	DCP Matching Contribution(d) ($)	401(k) Matching Contribution ($)	Other(e) ($)	Total ($)
Gennette	71,204	726	5,419	14,875	9,625	0	101,849
Price	0	0	0	0	0	188,531	188,531
Hoguet	0	0	0	55,199	9,625	0	64,824
Lawton	0	0	0	0	8,750	0	8,750
Garcia	0	0	0	43,251	9,625	0	52,876
Kirgan	0	0	0	0	4,375	195,096	199,471
(a)
Mr. Gennette is the only Named Executive who is permitted to make personal use of company aircraft. The amount shown for aircraft usage is calculated based on the cost of fuel and other variable costs associated with the particular personal flights. Spouse and/or other guests may accompany Mr. Gennette on some flights. There are no additional incremental costs associated with their travel on those flights. Mr. Gennette is required to reimburse the Company to the extent that the calculated incremental costs associated with his personal usage of Company aircraft exceed $75,000 in the aggregate. For purposes of calculating the incremental costs associated with personal usage of Company aircraft:

•
Flights were deemed business or personal based on the purpose of the flight.

•
If a trip was deemed personal, ferry flights, if any, were included as personal.

•
If a trip included both business and personal destinations, we included as personal the excess, if any, of the aggregate expenses for the trip over the costs of flying to and from the originating airport to the business destination or destinations.

(b)
The amount shown includes reimbursement payments to Mr. Gennette for calendar year 2018 for imputed income associated with travel by Mr. Gennette and spouse/guests on some of his flights on company aircraft that were deemed personal for tax reporting purposes, but which the Company determined had a business purpose.

(c)
The amount shown reflects the costs relating to personal use by Mr. Gennette of a dedicated car and driver that the Company makes available to him for safety reasons pursuant to the recommendation of a third-party security study. The incremental cost calculation for personal use of the car and driver includes driver overtime, fuel, tolls, driver public transportation and rental car use, maintenance and other incidental costs incurred in connection with such personal use.

(d)
The amounts shown reflect Company matching contributions on salary and/or annual incentive awards deferred under the Company’s Deferred Compensation Plan (DCP). Such deferred amounts are matched in the same manner and at comparable rates as under the Company’s 401(k) Plan.

(e)
Includes payments to Ms. Price of  $188,531 and Ms. Kirgan of  $195,096 in relocation expenses.

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COMPENSATION OF THE NAMED EXECUTIVES FOR 2018
PLAN-BASED AWARDS
The following table sets forth certain information regarding the annual incentive plan and other equity awards granted during fiscal 2018 to each of the Named Executives.
2018 Grants of Plan-Based Awards
Name	Award Type	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)(3)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value Of Stock and Option Awards ($)(4)
			Threshold ($)	Target ($)	Maximum ($)(1)	Threshold (#)	Target (#)(2)	Maximum (#)
Gennette	Annual Incentive	n/a	541,450	2,210,000	5,138,250
	PRSUs	4/6/2018					145,973					4,694,492
	Stock Options	4/6/2018								386,151	29.80	2,899,994
Price	Annual Incentive	n/a	188,650	770,000	1,790,250
	PRSUs	7/9/2018					20,051					815,875
	Stock Options	7/9/2018								48,400	36.46	487,388
	Stock Option	7/9/2018								34,756	36.46	349,993
	RSUs	7/9/2018							9,599			321,950
Hoguet	Annual Incentive	n/a	165,375	675,000	1,569,375
	RSUs	4/6/2018							50,355			1,499,983
Lawton	Annual Incentive	n/a	306,250	1,250,000	2,906,250
	PRSUs	4/6/2018					80,536					2,590,038
	Stock Options	4/6/2018								213,049	29.80	1,599,998
Garcia	Annual Incentive	n/a	137,813	562,500	1,307,813
	PRSUs	4/6/2018					24,161					777,018
	Stock Options	4/6/2018								63,914	29.80	479,994
Kirgan	Annual Incentive	n/a	137,813	562,500	1,307,813
	PRSUs	4/6/2018					24,161					777,018
	Stock Options	4/6/2018								63,914	29.80	479,994
(1)
The Named Executives are eligible for an annual cash incentive award under our Incentive Plan, which is deemed a “non-equity incentive plan” under SEC rules. The plan provides that the Named Executives are eligible for an annual incentive award only if EBIT is positive. EBIT is defined to exclude the effects of asset impairments, restructurings, acquisitions, divestitures, other unusual or infrequently occurring items, store closing costs, unplanned material tax law changes and/or assessments and the cumulative effect of tax or accounting changes, as determined in accordance with generally accepted accounting principles, as applicable. Under the Incentive Plan, the maximum award a Named Executive may receive for fiscal 2018 is the Incentive Plan’s per-person maximum of $7 million. The CMD Committee may exercise negative discretion to reduce the maximum awards based on the annual incentive award opportunity established for each Named Executive under the Incentive Plan. For a more detailed discussion of the Incentive Plan, see the “Annual Incentive” discussion in “Compensation Discussion & Analysis – The Key Elements of Executive Compensation.”

(2)
The Named Executives, except Ms. Price, received a grant of performance-based restricted stock units (PRSUs) on March 23, 2018. The PRSUs vest over a three-year performance period covering fiscal years 2018-2020. The number of PRSUs earned may range from 0% to 150% of the Target award opportunity based on performance against average Comparable Sales Growth, average ROIC and relative TSR objectives. PRSUs that are earned will be paid out as shares of Macy’s common stock. Dividends, if any, paid on the Company’s common stock will be credited to the Named Executives’ PRSU accounts as additional restricted stock units and will be paid out as shares of Macy’s common stock at the end of the three-year performance period to the extent the underlying PRSUs to which the dividends relate are earned. See the “Performance-Based Restricted Stock Units” discussion in “Compensation Discussion & Analysis – The Key Elements of Executive Compensation – Long-Term Equity Compensation” and the “Restricted Stock and Restricted Stock Units” discussion in the narrative below. Ms. Price received a new hire grant of PRSUs, time-based restricted stock units (TRSUs) and stock options on July 9, 2018. The TRSUs and stock options vest 33.3% on each of the first three anniversaries of the grant date.

(3)
The numbers reflected in this column represent the number of stock options granted to the Named Executives in fiscal 2018.

Macy’s, Inc. 2019 Notice of Meeting and Proxy Statement  55

COMPENSATION OF THE NAMED EXECUTIVES FOR 2018
(4)
Stock options, excluding the new hire grants to Ms. Price, were valued as of the grant date using the Black-Scholes option pricing model in accordance with ASC Topic 718, using the below assumptions. Ms. Price received a new hire grant of stock options on July 9, 2018, as described in footnote 2 above. Ms. Prices’ stock options were valued using a Black-Scholes value of  $10.07.

4/6/18 Grant
Dividend yield:	5.07%
Expected volatility:	41.09%
Risk-free interest rate:	2.62%
Expected life:	5.6
Black-Scholes value:	$7.51
PRSUs, excluding the grant to Ms. Price, were valued by using a weighted average grant date price for our common stock of approximately $32.16 per share, assuming the “target” number of units is earned. The weighted average grant date price was calculated as follows: (i) $29.80 per share for the portion of the grant subject to average Comparable Sales Growth and average ROIC performance metrics, by using the grant date closing price for the common stock, and (ii) $36.87 per share for the portion of the grant subject to a relative TSR metric, by using a Monte Carlo simulation analysis to estimate TSR ranking of the Company among a 12-company executive compensation peer group over the remaining performance period. Ms. Price’s PRSUs were valued by using a weighted average grant date price for our common stock of approximately $40.69 per share, assuming the “target” number of units is earned. The weighted average grant date price was calculated as follows: (i) $36.46 per share for the portion of the grant subject to average Comparable Sales Growth and average ROIC performance metrics, by using the grant date closing price for the common stock, and (ii) $49.17 per share for the portion of the grant subject to a relative TSR metric, by using a Monte Carlo simulation analysis to estimate TSR ranking of the Company among a 12-Company executive compensation peer group over the remaining performance period. Ms. Price’s TRSUs were valued using a discounted grant date closing price for the common stock of  $33.54 per share and Ms. Hoguet’s TRSUs were valued using the grant date closing price for the common stock of  $29.80 per share.
Stock Options. Prior to May 18, 2018, stock options were granted under the Amended and Restated 2009 Omnibus Incentive Compensation Plan (2009 Omnibus Plan), which was approved by Macy’s shareholders. After shareholders approved the 2018 Equity and Incentive Compensation Plan (2018 Equity Plan), stock options may no longer be granted under the 2009 Omnibus Plan.
Under the 2018 Equity Plan, the exercise price of stock options may not be less than the closing price of Macy’s common stock on the NYSE on the grant date. Stock options vest over time, typically in 25% installments on the first four anniversaries of the grant date, and have 10-year terms. Our plans do not provide for the granting of  “reload” options and prohibit the repricing of previously granted options.
In the event of an executive’s permanent and total disability, unvested stock options immediately vest and remain exercisable until the end of their term. Upon death, unvested stock options immediately vest and remain exercisable for three years or the end of their term, and at retirement, unvested stock options may continue to vest in accordance with their original vesting schedule and remain exercisable until the end of their term, in either case subject to the terms and conditions of the individual grant and satisfaction of certain age and years of service requirements.
Stock options granted in fiscal 2010 and beyond become immediately exercisable in full in the event of termination of employment by the Company without “cause” or by the optionee for “good reason” (as defined in the terms and conditions of the grant) within a specified period of time following a change in control.
Restricted Stock and Restricted Stock Units. The CMD Committee grants shares of restricted stock or restricted stock units, referred to as RSUs, from time to time for retention and performance reasons. RSUs represent the right to receive a payment upon or after vesting equal to the market value per share of Macy’s common stock as of the grant date, the vesting date or such other date as determined by the CMD Committee on the date the RSUs are granted. Since May 15, 2009, all restricted stock and RSUs were granted under the 2009 Omnibus Plan, and after May 18, 2018 are granted under the 2018 Equity Plan.
Restricted stock and RSU grants can be either time-based or performance-based. Restricted stock or RSUs will generally be forfeited if the executive’s employment ends prior to the vesting date. Time-based restricted stock and/or RSUs may vest 100% on the third anniversary of the grant date or in installments over a number of years following the first anniversary of the grant date, may not fully vest in less than three years, do not earn dividends and are subject to “double-trigger” vesting in the event of a change in control. Performance-based restricted stock or PRSUs are subject to forfeiture if performance criteria applicable to the shares or units are not satisfied or if the executive’s employment with the Company ends prior to the vesting date (with limited exceptions for involuntary termination without cause), and may not fully vest in less than one year. Depending upon satisfaction of the performance criteria, shares and/or units may vest up to 100% on the first anniversary of the grant date or in installments over a number of years following the first anniversary of the grant date. Shares and/or units are forfeited to the extent performance criteria are not satisfied.

56  investors.macysinc.com

COMPENSATION OF THE NAMED EXECUTIVES FOR 2018
Fiscal 2017 Performance-Based RSU Grant
The performance-based RSUs, referred to as PRSUs, granted to the Named Executives in fiscal 2017 that are earned at the end of the three-year (fiscal 2017-2019) performance period are expected to be paid in shares of Macy’s common stock within 2 1∕2 months following the end of the performance period. Subject to achievement of a minimum cumulative EBITDA of  $8.5 billion over the three-year performance period, the number of PRSUs that a Named Executive will earn at the end of the performance period may vary from 0% to 150% of the target award based upon our three-year performance relative to average EBITDA margin, average ROIC and relative TSR goals shown below.
	EBITDA Margin (50% weight)*		ROIC (30% weight)*		Relative TSR (20% weight)*
Performance Level*	3 Year Average	Vesting %	3-Year Average	Vesting %	3-Year TSR vs. Peers	Vesting %
Outstanding	≥12.2%	150%	≥19.2%	150%	≥75.0%	150%
Target	11.9%	100%	18.8%	100%	50.0%	100%
Threshold	11.2%	50%	17.2%	50%	35.0%	50%
Below Threshold	<11.2%	0%	<17.2%	0%	<35%	0%
*
Straight-line interpolation will apply to performance levels between the ones shown.

Fiscal 2018 Performance-Based RSU Grant
The PRSUs granted to the Named Executives in fiscal 2018 that are earned at the end of the three-year (fiscal 2018-2020) performance period are expected to be paid in shares of Macy’s common stock within 2 1∕2 months following the end of the performance period. The number of PRSUs that a Named Executive will earn at the end of this performance period may vary from 0% to 150% of the target award, based upon our three-year performance relative to average Comparable Sales Growth, average ROIC and relative TSR goals. See the “Performance-Based Restricted Stock Units” discussion in “Compensation Discussion & Analysis – The Key Elements of Executive Compensation – Long-Term Equity Compensation.”

General Terms of the Performance-Based RSU Grants
For purposes of all PRSU grants, Comparable Sales Growth, EBITDA, EBITDA margin, ROIC and TSR are defined as follows:
•
Comparable Sales Growth represents the period-to-period percentage change in net owned plus licensed sales from stores in operation throughout the year presented and the immediately preceding year and all online sales, as externally reported. Stores impacted by a natural disaster or that undergo significant expansion or shrinkage remain in the comparable sales calculation unless the store is closed for a significant period of time.

•
EBITDA is defined as earnings before interest, taxes, depreciation and amortization, which is equal to the sum of operating income and depreciation and amortization as reported in our audited financial statements, adjusted to eliminate the effects of asset impairments, restructurings, acquisitions, divestitures, other unusual or infrequently occurring items, store closing costs, unplanned material tax law changes and/or assessments and the cumulative effect of tax or accounting changes, as determined in accordance with generally accepted accounting principles, as applicable.

•
EBITDA margin is defined as EBITDA divided by Net Sales (with net sales being adjusted to exclude certain items that are included in externally reported sales under GAAP, including licensed department income, shipping and handling fees and sales to third party retailers, and to account for unplanned store closings).
•
ROIC is defined as EBITDAR divided by Total Average Gross Investment. EBITDAR is equal to the sum of EBITDA plus net rent expense (rent expense as reported in our audited financial statements less the deferred rent amortization related to contributions received from landlords). Total Average Gross Investment is equal to the sum of gross property, plant and equipment, capitalized value of non-capitalized leases, working capital – which includes receivables, merchandise inventories, prepaid expenses and other current assets – offset by merchandise accounts payable and accounts payable and accrued liabilities, and other assets (each as reported in our audited or unaudited financial statements).

•
TSR is defined as the change in the value of our common stock over the three-year performance period, taking into account both stock price appreciation and the reinvestment of dividends. The beginning and ending stock prices will be calculated based on a 20-day average stock price. Relative

Macy’s, Inc. 2019 Notice of Meeting and Proxy Statement  57

COMPENSATION OF THE NAMED EXECUTIVES FOR 2018
TSR is the percentile rank of our TSR compared to the TSR of our executive compensation peer group over the performance period.
Dividends, if any, paid on our common stock will be credited to the Named Executives’ PRSU accounts as additional units and will be paid out as shares of common stock only to the extent the underlying PRSUs are earned.
In the event of a change in control of the Company, the PRSUs will be converted to time-based RSUs vesting on the third anniversary of the grant date. If the change in control occurs prior to the 24-month anniversary of the start of the performance period, the conversion will be based on the target award opportunity. If the change in control occurs after such 24-month anniversary, the conversion will be based on performance through the date of the change in control. Unvested time-based restricted shares will vest if the Named Executive is terminated by the Company or the continuing entity without “cause” (as defined in our Change-in-Control Plan) or if the Named Executive voluntarily terminates employment for “good reason” (as defined in our Change-in-Control Plan) within the 24-month period following the change in control, or if the continuing entity does not assume or replace the awards.
Restrictive Covenants. Under our long-term incentive program, executives desiring to take advantage of retirement vesting or continued vesting following involuntary termination provisions in stock option and RSU award terms and conditions must comply with non-compete, non-solicitation and non-disclosure covenants. These provisions provide that awards may be forfeited if 1) within two years following retirement or one year following involuntary termination, the Named Executive renders personal services to a competitor, 2) within two years following retirement or involuntary termination, the Named Executive solicits or entices an employee to resign from the Company, or 3) at any time following retirement or involuntary termination, the Named Executive discloses confidential information to a third party.

Outstanding Equity Awards
The following table sets forth certain information regarding the total number and aggregate value of options and units held by each of the Named Executives at February 2, 2019. The dollar amount shown for units is calculated by multiplying the number of units by the closing price of Macy’s common stock ($25.73) on the last trading day of fiscal 2018.

58  investors.macysinc.com

COMPENSATION OF THE NAMED EXECUTIVES FOR 2018
2018 Outstanding Equity Awards at Fiscal Year-End
	Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Gennette	3/23/2012	43,371	0	39.84	3/23/2022
	3/19/2013	43,621	0	41.67	3/19/2023
	3/28/2014	37,755	0	58.92	3/28/2024
	3/27/2015	39,980	12,993	63.65	3/27/2025
	3/23/2016	43,831	43,831	43.42	3/23/2026
	3/24/2017	99,237	294,709	28.17	3/24/2027
	4/6/2018	0	386,151	29.80	4/6/2028
								138,445(2)	3,562,190
								145,973(3)	3,755,885
Price	7/9/2018	0	34,756	36.46	7/9/2028
	7/9/2018	0	48,400	36.46	7/9/2028
								20,051(3)	515,912
	7/9/2018					9,599(4)	246,982
Hoguet	3/25/2011	74,438	0	23.43	3/25/2021
	3/23/2012	43,371	0	39.84	3/23/2022
	3/19/2013	43,621	0	41.67	3/19/2023
	3/28/2014	27,792	0	58.92	3/28/2024
	3/27/2015	20,428	6,809	63.65	3/27/2025
	3/23/2016	22,971	22,970	43.42	3/23/2026
	3/24/2017	21,603	64,809	28.17	3/24/2027
								30,138(2)	775,451
								35,498(3)	913,364
	4/6/2018					50,335(5)	1,295,120
Lawton	9/8/2017	118,979	637,958	21.32	9/8/2027
	4/6/2018	0	213,049	29.80	4/6/2028
	9/8/2017					109,444(6)	2,815,994
								140,712(7)	3,620,520
								80,536(3)	2,072,191
Garcia	9/20/2016	42,469	42,468	34.96	9/20/2026
	3/24/2017	18,321	54,961	28.17	3/24/2027
	4/6/2018	0	63,914	28.90	4/6/2028
								25,559(2)	657,633
								24,161(3)	621,663
	9/20/2016					10,726(8)	275,980
Kirgan	11/13/2017	34,916	104,748	19.33	11/13/2027
	4/6/2018	0	63,914	29.80	4/6/2028
								24,161(3)	621,663

Macy’s, Inc. 2019 Notice of Meeting and Proxy Statement  59

COMPENSATION OF THE NAMED EXECUTIVES FOR 2018
(1)
Options vest/vested as follows:

Grant Date	Vesting Schedule
3/21/2008	25% on each of 3/21/09, 3/21/10, 3/21/11 and 3/21/12
3/20/2009	25% on each of 3/20/10, 3/20/11, 3/20/12 and 3/20/13
3/19/2010	25% on each of 3/19/11, 3/19/12, 3/19/13 and 3/19/14
3/25/2011	25% on each of 3/25/12, 3/25/13, 3/25/14 and 3/25/15
3/23/2012	25% on each of 3/23/13, 3/23/14, 3/23/15 and 3/23/16
3/19/2013	25% on each of 3/19/14, 3/19/15, 3/19/16 and 3/19/17
3/28/2014	25% on each of 3/28/15, 3/28/16, 3/28/17 and 3/28/18
3/27/2015	25% on each of 3/27/16, 3/27/17, 3/27/18 and 3/27/19
3/23/2016	25% on each of 3/23/17, 3/23/18, 3/23/19 and 3/23/20
9/20/2016	25% on each of 9/20/17, 9/20/18, 9/20/19 and 9/20/20
3/24/2017	25% on each of 3/24/18, 3/24/19, 3/24/20 and 3/24/21
9/8/2017	50% on each of 9/8/19 and 9/8/20
4/6/2018	25% on each of 4/6/19, 4/6/20, 4/6/21 and 4/6/22
4/6/2018	1/3 on each of 4/6/19, 4/6/20 and 4/6/21
7/9/2018	1/3 on each of 7/9/19, 7/9/20 and 7/9/21
(2)
Target number of PRSUs that vest following conclusion of the three-year (fiscal 2017 – 2019) performance period, subject to satisfaction of performance criteria. See “Plan-Based Awards – Fiscal 2017 Performance-Based RSU Grant.”

(3)
Maximum number of PRSUs that vest following conclusion of the three-year (fiscal 2018 – 2020) performance period, subject to satisfaction of performance criteria. (Disclosure based on maximum because fiscal 2018 performance exceeded target.) See “Plan-Based Awards – Fiscal 2018 Performance-Based RSU Grant” and the “Performance-Based Restricted Stock Units” discussion in “Compensation Discussion & Analysis – Long-Term Equity Compensation.”

(4)
TRSUs that vest 1/3 on each of July 9, 2019, July 9, 2010 and July 9, 2021.

(5)
TRSUs that vest 1/3 on each of April 6, 2019, April 6, 2020 and April 6, 2021.

(6)
TRSUs that vest 50% on each of September 8, 2019 and September 8, 2020.

(7)
Target number of PRSUs that vest following conclusion of the performance period (7/30/17 – end of fiscal 2019), subject to satisfaction of performance criteria. See “Plan-Based Awards – Fiscal 2017 Performance-Based RSU Grant.”

(8)
TRSUs that vest September 20, 2019.

60  investors.macysinc.com

COMPENSATION OF THE NAMED EXECUTIVES FOR 2018
The following table sets forth certain information regarding the value realized by each of the Named Executives during fiscal 2018 upon the exercise of stock options and the vesting of restricted stock units.
2018 Option Exercises and Stock Vested
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1) ($)	Number of Shares Acquired on Vesting(2) (#)	Value Realized on Vesting ($)
Gennette	0	0	0	0
Price	0	0	0	0
Hoguet	67,515	306,597	0	0
Lawton	200,000	2,354,089	54,721	1,972,692
Garcia	0	0	10,727	384,563
Kirgan	0	0	0	0
(1)
The amounts “realized” from option exercises reflect the appreciation on the date of exercise (based on the excess of the fair market value of the shares over the exercise price). Because the Named Executives may keep the shares they acquire upon the exercise of the option (or sell them at different prices), these amounts do not necessarily reflect cash actually realized upon exercise.

(2)
No shares were earned and therefore forfeited under the fiscal 2016 – 2018 performance plan.

POST RETIREMENT COMPENSATION
Retirement Plans
Our Retirement Program consists of defined benefit plans and a defined contribution plan.
Defined Contribution Plan. The Retirement Program includes the Macy’s 401(k) Retirement Investment Plan (401(k) Plan), a defined contribution plan. As of January 1, 2019, approximately 103,451 active employees, including the Named Executives, participated in the 401(k) Plan. The 401(k) Plan permits executives to contribute up to 50% of eligible compensation each year (up to maximum amounts established from time to time by the Internal Revenue Code). We match participant contributions up to 1% of eligible compensation at 100%, and contributions from 2% to 6% of eligible compensation at 50%. A participant who contributes 6% of eligible compensation is therefore entitled to a matching contribution equal to 3.5%.
An executive may choose any of several investment funds for investment of the executive’s balances, and may change those elections daily. Benefits may be paid out at termination of employment. Executives may borrow portions of their investment balances while employed. Company contributions to the Named Executives under the 401(k) Plan are reported in the “All Other Compensation” column of the 2018 Summary Compensation Table.
Prior to adoption of the 401(k) Plan, we provided retirement benefits to employees through defined contribution profit sharing plans. An employee’s accumulated retirement profit sharing interests in the profit sharing plans (Prior Plan Credits) which accrued prior to adoption of the 401(k) Plan continue to be maintained and invested as a part of the 401(k) Plan until retirement, at which time they are distributed.
Defined Benefit Plans. Through fiscal 2013, we provided the Macy’s, Inc. Cash Account Pension Plan (a cash balance plan referred to as CAPP) and the Macy’s, Inc. Supplementary Executive Retirement Plan (SERP), two defined benefit plans covering the Named Executives. No Named Executive currently accrues a benefit under the CAPP or the SERP because we discontinued future pension service credits in those plans effective as of December 31, 2013. Benefits previously accrued are payable following termination of employment, subject to the terms of the applicable plan. CAPP benefits earned through December 31, 2013 will be held in a trust on behalf of participants and interest credits will continue to be allocated to participants. For the SERP, we determined a gross monthly benefit (payable at age 65) for each participant as of December 31, 2013 (January 31, 2014 with respect to the May Supplementary Retirement component of the SERP).

Macy’s, Inc. 2019 Notice of Meeting and Proxy Statement  61

COMPENSATION OF THE NAMED EXECUTIVES FOR 2018
The following table shows the actuarial present value of each of the Named Executive’s accumulated benefit under the CAPP and the SERP. We determined the present value using the same assumptions used for financial reporting purposes – a unit credit cost method, a PBO effective discount interest rate of 4.27% for the CAPP and 4.34% for the SERP, and a normal retirement age of 65 (as defined by the plans).

2018 Pension Benefits
Name	Plan Name	Number of Years Credit Service(1) (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Gennette	CAPP	30	463,7590	0
	SERP	30	4,722,101	0
Price	CAPP	0	0	0
	SERP	0	0	0
Hoguet	CAPP	31	519,781	0
	SERP	30	7,097,948	0
Lawton	CAPP	0	0	0
	SERP	0	0	0
Garcia	CAPP	0	0	0
	SERP	0	0	0
Kirgan	CAPP	0	0	0
	SERP	0	0	0
(1)
The SERP uses a maximum of 30 years of service for calculating SERP benefits (25 years for the May Supplementary Retirement component of the SERP). The number of years of credited service shown for the CAPP is as of December 31, 2013, the date participants ceased accruing additional service credits.

CAPP. As of January 1, 2019, approximately 40,950 active employees, including the Named Executives, participated in the CAPP. Under the CAPP, a participant retiring at a normal retirement age is eligible to receive the amount credited to his or her pension account or monthly benefit payments determined actuarially based on the amount credited to his or her pension account. Amounts credited to a participant’s account consist of:
•
an opening cash balance for participants in the plan at December 31, 1996, equal to the lump sum present value, using stated actuarial assumptions, of the participant’s accrued normal retirement benefit earned at December 31, 1996, under the applicable predecessor pension plan;

•
pay credits (credited annually, a percentage of eligible compensation generally based on length of service); and

•
interest credits (credited quarterly, based on the 30-Year Treasury Bond rate for the November prior to each calendar year, with a guaranteed minimum rate of 5.0% annually).

In addition, if a participant had attained age 55 and completed 10 or more years of vesting service by December 31, 2001, the pension benefit payable in an annuity form, other than a single life annuity, will not be less than that which would have been payable from the predecessor pension plan under which such participant was covered on December 31, 1996 had that predecessor plan continued.
Approximately 11,120 of these active employees participate in the May Retirement Plan component of the CAPP. These participants have their accrued benefit determined under a “career average” pension formula.
SERP. All benefits under the SERP are payable out of our general corporate assets. The SERP provides retirement benefits to eligible executives based on all eligible compensation, including compensation in excess of Internal Revenue Code maximums, as well as on amounts deferred under our Executive Deferred Compensation Plan, in each case employing a formula based on the participant’s years of vesting service and final average compensation, taking into consideration the participant’s balance in the CAPP, Prior Plan Credits and Social Security benefits.
As of January 1, 2019, approximately 110 executives were eligible to receive benefits under the SERP. Approximately 12 of these executives participate in the May Retirement Plan component of the CAPP and have their supplementary retirement benefit determined under a different formula that uses different offsets.
We have reserved the right to suspend or terminate supplemental payments as to any category of employee or former employee, or to modify or terminate any other element of the Retirement Program, in accordance with applicable law.

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COMPENSATION OF THE NAMED EXECUTIVES FOR 2018
Non-qualified Deferred Compensation Plans
Through fiscal 2013, we provided the opportunity for executives to defer compensation through the Executive Deferred Compensation Plan (EDCP). Under the EDCP, eligible executives could elect to defer a portion of their compensation each year as either stock credits or cash credits. Stock credit accounts reflect common stock equivalents and dividend equivalents. Common stock equivalents are the number of full shares of Macy’s common stock for each calendar quarter that could be purchased based on the dollars deferred. Dividend equivalents are determined by multiplying the dividends payable on a share of common stock during such calendar quarter by the number of stock equivalents in the participant’s stock credit account at the beginning of each quarter, less the number of shares distributable or withdrawn during such quarter. Total value of the stock credits is determined at the end of each quarter based on the closing price of our common stock as of the last day of the quarter. Cash credit accounts reflect dollars deferred plus interest equivalents determined by applying to 100% of such participant’s cash credits at the beginning of each quarter, less amounts distributable or withdrawn during such quarter, an interest rate equal to one quarter of the interest rate payable on U.S. five-year Treasury Notes as of the last day of each quarter. Deferred compensation distributions generally begin in the fiscal year following the fiscal year in which termination of employment occurs.
On January 1, 2014 we introduced the Macy’s, Inc. Deferred Compensation Plan (DCP), a new non-qualified deferred compensation plan with features similar to the 401(k) Plan. The DCP replaced the EDCP. Amounts that participants deferred under the EDCP continue to earn dividend and/or interest equivalents, but participants may no longer defer compensation under that plan.
Eligible participants in the DCP may defer compensation earned in excess of IRS compensation limits and select from among several reference investment funds where deferred compensation may be invested. We will match deferrals at a rate similar to the 401(k) Plan. Accounts will be credited with earnings (losses) based on the performance of the applicable reference investment funds selected by the participants.

2018 Nonqualified Deferred Compensation
Name	Plan Name	Executive Contributions in Last FY(1) ($)	Registrant Contributions in Last FY(2) ($)	Aggregate Earnings in Last FY(3) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE(4) ($)
Gennette	EDCP	0	0	1,421	0	27,550
	DCP	0	9,354	-1,080	0	167,830
Price	EDCP	0	0	0	0	0
	DCP	0	0	0	0	0
Hoguet	EDCP	0	0	0	0	0
	DCP	90,126	25,280	6,038	0	349,282
Lawton	EDCP	0	0	0	0	0
	DCP	5,000	0	0	0	0
Garcia	EDCP	0	0	0	0	0
	DCP	68,333	0	94	0	6,041
Kirgan	EDCP	0	0	0	0	0
	DCP	0	0	0	0	0
(1)
The amounts in this column associated with the DCP are reported as compensation for fiscal 2018 in the “Salary” and/or “Non-Equity Incentive Plan Compensation” columns of the 2018 Summary Compensation Table.

(2)
The amounts in this column associated with the DCP represent Company matching contributions and are included in the 2018 Summary Compensation Table under the “All Other Compensation” column for fiscal 2018. These amounts will be credited to the participants’ accounts in March 2019.

(3)
The amounts in this column represent deemed investment earnings or losses from voluntary deferrals and Company contributions, as applicable. These amounts are not included in the 2018 Summary Compensation Table because the plans do not provide for above-market or preferential earnings.

(4)
A portion of the compensation deferred by Mr. Gennette under the EDCP is deferred as stock credits and a portion is deferred as cash credits. The portion of the aggregate balance that is attributable to his contributions under the EDCP was deferred in years prior to those reported in the 2018 Summary Compensation Table.

The aggregate balance reflected in this column attributable to the DCP for each of the Named Executives with the exception of amounts reflected in the “Executive Contributions in last FY”, “Registrant Contributions in last FY”, and “Aggregate Earnings in last FY” columns, if any, have been reported in the Company’s Summary Compensation Table for prior years.

Macy’s, Inc. 2019 Notice of Meeting and Proxy Statement  63

COMPENSATION OF THE NAMED EXECUTIVES FOR 2018
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
Termination Payments under Senior Executive Severance Plan
Senior Executive Severance Plan. Effective April 1, 2018, we adopted the Senior Executive Severance Plan (SESP) and transitioned the Named Executives and other senior executives to the new severance plan. The SESP replaced the Executive Severance Plan (ESP). To participate in the SESP, a Named Executive or other eligible senior executive must execute a noncompetition, nonsolicitation and trade secrets and confidential information agreement. Pursuant to the noncompetition, nonsolicitation and trade secrets and confidential information agreement, the executive agrees, among other things, not to engage in specified activities in competition with the Company following termination of employment. The non-competition period extends for a period of one year if the executive voluntarily terminates employment or is involuntarily terminated by the Company for cause (as defined in the SESP). Under the SESP, Mr. Gennette’s severance payment is equal to 36 months of base salary and non-competition period is two years, and the other Named Executives are entitled to a 24 months base salary severance payment with a one-year non-competition period that is not waivable and applies regardless of the reason for termination. In the event of involuntary termination not for cause, severance benefits also include a lump sum payment equal to 12 times the employer portion of monthly health care premiums and continued vesting of equity during the non-competition time period. The only NEO not covered by the SESP is Ms. Hoguet.
Executive Severance Plan. In 2009, we adopted the Executive Severance Plan (ESP). The ESP replaced individual employment agreements with the Named Executives.
To be eligible to participate in the ESP, generally a person must be an employee of the Company or one of its subsidiaries, divisions or controlled affiliates with a position at, equivalent to or above General Merchandise Manager or Senior Vice President and must sign a non-compete, non-solicitation and confidential information agreement. Under the ESP, Ms. Hoguet was entitled to receive a lump sum severance payment equal to 24 months base salary upon an involuntary termination of her employment by the Company for reasons other than for cause (as defined in the ESP).
Effective April 1, 2018, the ESP was frozen and no additional participants are eligible for coverage.

Termination Payments under Change-in-Control Plan
In 2009, we adopted a Change-in-Control Plan (CIC Plan) covering, among other participants, each of the Named Executives. The CIC Plan replaced our individual change-in-control agreements, which expired as of November 1, 2009.
Under the CIC Plan, each of the Named Executives could be entitled to certain severance benefits following a change in control of Macy’s. If, within the two years following a change in control, the Named Executive is terminated for any reason, other than death, permanent and total disability or for cause, or if the Named Executive terminates his or her employment for “good reason,” then the Named Executive is entitled to:
•
a cash severance payment (generally paid in the form of a lump sum) equal to two times the sum of:

•
his or her base pay (at the higher of the rate in effect at the change in control or at termination) and

•
the average annual incentive award (if any) received for the three full fiscal years preceding the change in control

•
a lump sum payment of an annual incentive award for the year of termination, at target, prorated to the date of termination (this feature applies to all executives in the Incentive Plan)
•
release of any restrictions on restricted stock or restricted stock units, including performance-based awards, upon termination following the change in control

•
acceleration of any unvested stock options upon termination following the change in control

•
a lump sum payment of all deferred compensation (this feature applies to all participants in the deferred compensation plans)

•
payment of all retirement, supplementary retirement and 401(k) benefits upon termination or retirement in accordance with any previously selected distribution schedule (this feature applies to all participants in the retirement, supplementary retirement and 401(k) plans), and

•
a retiree discount for life if at least 55 years of age with 15 years of vesting service at termination (this feature applies generally to all associates).

If the Named Executive does not engage in specified activities in competition with the Company during the first year following termination, he or she is entitled to an

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COMPENSATION OF THE NAMED EXECUTIVES FOR 2018
additional “non-competition” severance benefit at the end of the one-year period in a lump sum payment equal to one times (i) his or her base pay (at the higher of the rate in effect at the change in control or at termination), and (ii) the average annual incentive award (if any) received for the three full fiscal years preceding the change in control.
All the above severance benefits would be paid to the executive in accordance with, and at times permitted by, Section 409A of the Internal Revenue Code.
A “change in control” occurs in any of the following events:
•
a person becomes the beneficial owner of securities representing 30% or more of our combined voting power

•
individuals who, on the effective date of the CIC Plan, constitute our directors or whose election as a director after the effective date was approved by at least two-thirds of the directors as of the effective date cease for any reason to constitute at least a majority of the Board

•
consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all our assets and, as a result of or immediately following such merger, consolidation, reorganization, sale or transfer, less than a majority of the voting power of the other corporation immediately after the transaction is held in the aggregate by the holders of the voting stock of Macy’s immediately prior to the transaction, or

•
shareholders approve a complete liquidation or dissolution of the Company

“Good reason” under the CIC Plan means:
•
a material diminution in the executive’s base compensation

•
a material diminution in the executive’s authority, duties or responsibilities

•
a material change in the geographic location at which the executive must perform services to the Company, or

•
any other action or inaction that constitutes a material breach by the Company of an agreement under which the executive provides services

The cash severance benefit payable under the CIC Plan is reduced by all amounts actually paid by the Company to the executive pursuant to any other employment or severance agreement or plan to which the executive and Macy’s are parties or in which the executive is a participant. In addition, the severance benefits under the CIC Plan are subject to reduction in certain circumstances if the excise tax imposed under 280G of the Internal Revenue Code would reduce the net after-tax amount received by the executive.
The following tables summarize the amounts payable to the Named Executives upon termination under certain circumstances, assuming that: 1) the executive’s employment terminated February 2, 2019, 2) the executive’s salary continues as it existed at February 2, 2019, 3) the CIC Plan applies and 4) the stock price for our common stock is $25.73 per share (the closing price for Macy’s stock on February 1, 2019, the last business day of fiscal 2018).

Macy’s, Inc. 2019 Notice of Meeting and Proxy Statement  65

COMPENSATION OF THE NAMED EXECUTIVES FOR 2018
Payments and Benefits upon Termination as of the End of Fiscal 2018 ($)
Gennette	Voluntary	Involuntary Without Cause	Involuntary With Cause	Involuntary After Change in Control	Death	Disability
Severance and accelerated benefits
SESP Cash Severance Benefit:
Salary (3x)	0	3,900,000	0	0	0	0
12 month health care coverage (lump sum)	0	10,784	0	0	0	0
Cash severance benefit:
Salary (2x)	0	0	0	2,600,000	0	0
3-Year Average Bonus (2x)	0	0	0	4,569,667	0	0
Non-Compete Pay Following CIC:
Salary (1x)	0	0	0	1,300,000	0	0
3-year Average Bonus (1x)	0	0	0	2,284,833	0	0
Equity based incentive awards
Vesting of unvested stock options	0	0	0	0	0	0
Vesting of Time Based RSUs	0	0	0	0	0	0
Vesting of Performance Based RSUs:
2017 – 2019 LTI Plan	0	0	0	3,562,190	2,374,793	2,374,793
2018 – 2020 LTI Plan	0	2,503,924	0	3,755,885	1,251,962	1,251,962
Total of severance and accelerated benefits:	0	6,414,708	0	18,072,575	3,626,755	3,626,755
Previous vested equity and benefits
Previously vested stock options	0	0	0	0	0	0
Non-equity based incentive award (2018 annual incentive)	0	3,687,200	0	3,687,200	3,687,200	3,687,200
Vested CAPP benefit	432,794	432,794	432,794	432,794	432,794	432,794
Vested 401(k) Plan balance	796,272	796,272	796,272	796,272	796,272	796,272
Vested SERP benefit	5,099,971	5,099,971	5,099,971	5,099,971	5,099,971	5,099,971
Post-retirement medical/life benefits	0	0	0	0	0	0
Deferred compensation balance previously vested	176,104	176,104	176,104	176,104	176,104	176,104
Total of previously vested equity and benefits:	6,505,141	10,192,341	6,505,141	10,192,341	10,192,341	10,192,341
Full “Walk-Away” Value:	6,505,141	16,607,049	6,505,141	28,264,916	13,819,096	13,819,096

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COMPENSATION OF THE NAMED EXECUTIVES FOR 2018
Price	Voluntary	Involuntary Without Cause	Involuntary With Cause	Involuntary After Change in Control	Death	Disability
Severance and accelerated benefits
SESP Cash Severance Benefit:
Salary (2x)	0	1,540,000	0	0	0	0
12 month health care coverage (lump sum)	0	10,784	0	0	0	0
Cash severance benefit:
Salary (2x)	0	0	0	1,540,000	0	0
Target Bonus (2x)	0	0	0	1,540,000	0	0
Non-Compete Pay Following CIC:
Salary (1x)	0	0	0	770,000	0	0
Target Bonus (1x)	0	0	0	770,000	0	0
Equity based incentive awards
Vesting of unvested stock options	0	0	0	0	0	0
Vesting of Time Based RSUs	0	82,327	0	246,982	246,982	246,982
Vesting of Performance Based RSUs:
2018 – 2020 LTI Plan	0	343,941	0	515,912	171,971	171,971
Total of severance and accelerated benefits:	0	1,977,052	0	5,382,895	418,953	418,953
Previous vested equity and benefits
Previously vested stock options	0	0	0	0	0	0
Non-equity based incentive award (2018 annual incentive)	0	749,400	0	749,400	749,400	749,400
Vested CAPP benefit	0	0	0	0	0	0
Vested 401(k) Plan balance	0	0	0	0	0	0
Vested SERP benefit	0	0	0	0	0	0
Post-retirement medical/life benefits	0	0	0	0	0	0
Deferred compensation balance previously vested	0	0	0	0	0	0
Total of previously vested equity and benefits:	0	749,400	0	749,400	749,400	749,400
Full “Walk-Away” Value:	0	2,726,452	0	6,132,295	1,168,353	1,168,353

Macy’s, Inc. 2019 Notice of Meeting and Proxy Statement  67

COMPENSATION OF THE NAMED EXECUTIVES FOR 2018
Hoguet	Voluntary
Severance and accelerated benefits
Cash severance benefit:
Salary (2x)	0
3-Year Average Bonus (2x)	0
Non-Compete Pay Following CIC:
Salary (1x)	0
3-Year Average Bonus (1x)	0
Additional Excess EXP Cash Severance Benefits (2x)	0
Retention Bonus	500,000
Equity based incentive awards
Vesting of unvested stock options	0
Vesting of Time Based RSUs	1,295,120
Vesting of Performance Based RSUs:
2017 – 2019 LTI Plan	1,688,814
Total of severance and accelerated benefits:	3,483,934
Previous vested equity and benefits
Previously vested stock options	171,207
Non-equity based incentive award (2018 annual incentive)	1,126,200
Vested CAPP benefit	501,787
Vested 401(k) Plan balance	1,235,719
Vested SERP benefit	7,092,489
Post-retirement medical/life benefits	172,232
Deferred compensation balance previously vested	470,726
Total of previously vested equity and benefits:	10,770,360
Full “Walk-Away” Value:	14,254,294

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COMPENSATION OF THE NAMED EXECUTIVES FOR 2018
Lawton	Voluntary	Involuntary Without Cause	Involuntary With Cause	Involuntary After Change in Control	Death	Disability
Severance and accelerated benefits
SESP Cash Severance Benefit:
Salary (2x)	0	2,000,000	0	0	0	0
12 month health care coverage (lump sum)	0	10,784	0	0	0	0
Cash severance benefit:
Salary (2x)	0	0	0	2,000,000	0	0
Target Bonus (2x)	0	0	0	2,500,000	0	0
Non-Compete Pay Following CIC:
Salary (1x)	0	0	0	1,000,000	0	0
Target Bonus (1x)	0	0	0	1,250,000	0	0
Equity based incentive awards
Vesting of unvested stock options	0	0	0	2,813,395	2,813,395	2,813,395
Vesting of Time Based RSUs	0	0	0	2,815,994	2,815,994	2,815,994
Vesting of Performance Based RSUs:
2017 – 2019 LTI Plan	0	0	0	3,620,520	2,413,680	2,413,680
2018 – 2020 LTI Plan	0	1,381,461	0	2,072,191	690,730	690,730
Total of severance and accelerated benefits:	0	3,392,245	0	18,072,100	8,733,799	8,733,799
Previous vested equity and benefits
Previously vested stock options	524,697	524,697	0	524,697	524,697	524,697
Non-equity based incentive award (2018 annual incentive)	0	2,085,500	0	2,085,500	2,085,500	2,085,500
Vested CAPP benefit	0	0	0	0	0	0
Vested 401(k) Plan balance	22,630	22,630	22,630	22,630	22,630	22,630
Vested SERP benefit	0	0	0	0	0	0
Post-retirement medical/life benefits	0	0	0	0	0	0
Deferred compensation balance previously vested	5,096	5,096	5,096	5,096	5,096	5,096
Total of previously vested equity and benefits:	552,423	2,637,923	27,726	2,637,923	2,637,923	2,637,923
Full “Walk-Away” Value:	552,423	6,030,168	27,726	20,710,023	11,371,722	11,371,722

Macy’s, Inc. 2019 Notice of Meeting and Proxy Statement  69

COMPENSATION OF THE NAMED EXECUTIVES FOR 2018
Garcia	Voluntary	Involuntary Without Cause	Involuntary With Cause	Involuntary After Change in Control	Death	Disability
Severance and accelerated benefits
SESP Cash Severance Benefit:
Salary (2x)	0	1,500,000	0	0	0	0
12 month health care coverage (lump sum)	0	12,268	0	0	0	0
Cash severance benefit:
Salary (2x)	0	0	0	1,500,000	0	0
Target Bonus (2x)	0	0	0	1,125,000	0	0
Non-Compete Pay Following CIC:
Salary (1x)	0	0	0	750,000	0	0
3-Year Average Bonus (1x)	0	0	0	578,833	0	0
Equity based incentive awards
Vesting of unvested stock options	0	0	0	0	0	0
Vesting of Time Based RSUs	0	0	0	275,980	275,980	275,980
Vesting of Performance Based RSUs:
2017 – 2019 LTI Plan	0	0	0	657,633	438,422	438,422
2018 – 2020 LTI Plan	0	414,442	0	621,663	207,221	207,221
Total of severance and accelerated benefits:	0	1,926,710	0	5,509,109	921,623	921,623
Previous vested equity and benefits
Previously vested stock options	0	0	0	0	0	0
Non-equity based incentive award (2018 annual incentive)	0	938,500	0	938,500	938,500	938,500
Vested CAPP benefit	0	0	0	0	0	0
Vested 401(k) Plan balance	59,921	59,921	59,921	59,921	59,921	59,921
Vested SERP benefit	0	0	0	0	0	0
Post-retirement medical/life benefits	0	0	0	0	0	0
Deferred compensation balance previously vested	73,224	73,224	73,224	73,224	73,224	73,224
Total of previously vested equity and benefits:	133,145	1,071,645	133,145	1,071,645	1,071,645	1,071,645
Full “Walk-Away” Value:	133,145	2,998,355	133,145	6,580,754	1,993,268	1,993,268

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COMPENSATION OF THE NAMED EXECUTIVES FOR 2018
Kirgan	Voluntary	Involuntary Without Cause	Involuntary With Cause	Involuntary After Change in Control	Death	Disability
Severance and accelerated benefits
SESP Cash Severance Benefit:
Salary (2x)	0	1,500,000	0	0	0	0
12 month health care coverage (lump sum)	0	12,268	0	0	0	0
Cash severance benefit:
Salary (2x)	0	0	0	1,500,000	0	0
Target Bonus (2x)	0	0	0	1,125,000	0	0
Non-Compete Pay Following CIC:
Salary (1x)	0	0	0	750,000	0	0
Target Bonus (1x)	0	0	0	562,500	0	0
Equity based incentive awards
Vesting of unvested stock options	0	0	0	670,387	670,387	670,387
Vesting of Time Based RSUs	0	0	0	0	0	0
Vesting of Performance Based RSUs:
2017 – 2019 LTI Plan	0	0	0	0	0	0
2018 – 2020 LTI Plan	0	414,442	0	621,663	207,221	207,221
Total of severance and accelerated benefits:	0	1,926,710	0	5,229,550	877,608	877,608
Previous vested equity and benefits
Previously vested stock options	223,462	223,462	0	223,462	223,462	223,462
Non-equity based incentive award (2018 annual incentive)	0	938,500	0	938,500	938,500	938,500
Vested CAPP benefit	0	0	0	0	0	0
Vested 401(k) Plan balance	25,192	25,192	25,192	25,192	25,192	25,192
Vested SERP benefit	0	0	0	0	0	0
Post-retirement medical/life benefits	0	0	0	0	0	0
Deferred compensation balance previously vested	0	0	0	0	0	0
Total of previously vested equity and benefits:	248,654	1,187,154	25,192	1,187,154	1,187,154	1,187,154
Full “Walk-Away” Value:	248,654	3,113,864	25,192	6,416,704	2,064,763	2,064,763

Macy’s, Inc. 2019 Notice of Meeting and Proxy Statement  71

COMPENSATION OF THE NAMED EXECUTIVES FOR 2018
CEO Pay Ratio
Our CEO had annual total compensation for fiscal 2018 of  $12,733,691. The median annual total compensation of all our employees other than our CEO for fiscal 2018 was $21,885. Based on this information, we estimate that the ratio of our CEO’s annual total compensation to that of our median employee for fiscal 2018 was 582 to 1.
We calculated annual total compensation of the median employee and our CEO in the same manner as for our Named Executives in the 2018 Summary Compensation Table.
We identified the median employee using 2018 Form W-2 compensation (or gross wage amount for employees with no Form W-2) for individuals employed by us on February 2, 2019, the last day of our fiscal year, whether employed on a full-time, part-time, seasonal or temporary basis. We annualized the compensation of full-time and part-time employees employed for less than the full fiscal year based on the amount of Form W-2 compensation (or gross wages if no W-2) annualized proportionally based on days active, but did not make full-time equivalent adjustments. Macy’s median employee was identified to be a part-time hourly store associate.
For 2017 we identified our median employee as of the first day of our 4th fiscal quarter. We chose the earlier identification date last year to avoid issues associated with a human capital management system conversion at year-end. We also did not annualize compensation last year for any individuals employed for less than the full fiscal year.
In identifying the median employee, we excluded all employees located outside the United States (a “non-U.S. employee”) under the de minimis exemption of the pay ratio rule which permits exclusion if a company’s non-U.S. employees account for 5% or less of total employees. The jurisdictions and approximate number of employees excluded were Hong Kong (94), India (43), Italy (6), Korea (38), Singapore (31), and Taiwan (57). As of February 2, 2019, we had 142,950 employees, comprised of 142,681 U.S. employees and 269 non-U.S. employees.
Of our 142,681 U.S. employees 66,190, or 46%, were part-time or seasonal employees, and were included in the group used to identify the median employee. Like other large retailers, a sizable portion of our workforce is employed on a part-time or seasonal basis.
SEC rules allow companies to use various methodologies, estimates and assumptions in identifying the median employee and calculating annual total compensation. As a result, our pay ratio may not be comparable to the CEO pay ratios reported by other companies.

72  investors.macysinc.com

ITEM 4. SHAREHOLDER PROPOSAL RE: “POLITICAL DISCLOSURE”

The following shareholder proposal will be voted on at the 2019 Annual Meeting only if properly presented by or on behalf of the shareholder proponent.
The Board of Directors has recommended a vote AGAINST the proposal for the reasons set forth below the proposal.

Shareholder Proposal on Political Disclosure
Mercy Investment Services, Inc. (“Mercy”), 2039 North Geyer Road, St. Louis, MO 63131-3332, who holds, as of November 29, 2018, 3,260 shares of Macy’s, Inc. common stock, is the proponent of the shareholder proposal. The proposal and supporting statement submitted by the proponent are set forth below.
“Resolved, that the shareholders of Macy’s, Inc. (“Macy’s” or “Company”) hereby request that the Company provide a report, updated semiannually, disclosing the Company’s:
1.
Policies and procedures for making, with corporate funds or assets, contributions and expenditures (direct or indirect) to (a) participate or intervene in any campaign on behalf of  (or in opposition to) any candidate for public office, or (b) influence the public, or any segment thereof, with respect to an election or referendum.
2.
Monetary and non-monetary contributions and expenditures (direct or indirect) used in the manner described in section 1 above, including:

a.
The identity of the recipient as well as the amount paid to each; and

b.
The title(s) of the person(s) in the Company responsible for decision-making.

The report shall be presented to the board of directors or relevant board committee and posted on the Company’s website within 12 months from the date of the annual meeting. This proposal does not encompass lobbying spending.

Supporting Statement
As long-term shareholders of Macy’s, we support transparency and accountability in corporate electoral spending. This includes any activity considered intervention in a political campaign under the Internal Revenue Code, such as direct and indirect contributions to political candidates, parties, or organizations, and independent expenditures or electioneering communications on behalf of federal, state, or local candidates.
Disclosure is in the best interest of the company and its shareholders. The Supreme Court recognized this in its 2010 Citizens United decision, which said, “[D]isclosure permits citizens and shareholders to react to the speech of corporate entities in a proper way. This transparency enables the electorate to make informed decisions and give proper weight to different speakers and messages.”
Publicly available records show Macy’s has contributed at least $420,000 in corporate funds since the 2010 election cycle (CQMoneyLine: http://moneyline.cq.com; National Institute on Money in State Politics: http://www.followthemoney.org).
However, relying on publicly available data does not provide a complete picture of the Company’s electoral spending. For example, the Company’s payments to trade associations that may be used for election-related activities are undisclosed and unknown. This proposal asks the Company to disclose all of its electoral spending, including payments to trade associations and other tax-exempt organizations, which may be used for electoral purposes. This would bring our Company in line with a growing number of leading companies, including Walgreens Boots Alliance Inc. and The Williams Companies Inc., which present this information on their websites.
The Company’s Board and shareholders need comprehensive disclosure to fully evaluate the use of corporate assets in elections. We urge your support for this critical governance reform.”

Macy’s, Inc. 2019 Notice of Meeting and Proxy Statement  73

ITEM 4. SHAREHOLDER PROPOSAL RE: “POLITICAL DISCLOSURE”
Board of Directors’ Statement in Opposition to Shareholder Proposal
The Board of Directors carefully considered this proposal and concluded that its adoption is not necessary and would not be in our shareholders’ best interest for the reasons outlined below.
Participation is Important in the Political Process. Macy’s philosophy and practices on political activity and contribution reflect our strong history of and commitment to giving back to the communities where our customers and colleagues live and work. We promote positive community involvement and encourage our employees to participate in community activities. As a good corporate citizen, we take seriously our responsibility and opportunity to assist policy-makers as they consider public policy questions that could affect our company, employees and customers.
Our Government Affairs Policies. We maintain Government Affairs Policies that set forth our corporate policy on political contributions and procedures intended to assure legal compliance, proper tax and accounting treatment and reporting required by campaign finance laws. The policy requires us, in making any political contribution, to consider a candidate’s or committee’s 1) public integrity, 2) record on retail and business issues, 3) demonstrated willingness to support the retail position, 4) positions on non-retail issues that might reflect poorly on Macy’s objectives, interests or values and 5) representation of a geographic area where Macy’s has a business presence, among other factors. Political contributions must be made in strict compliance with all applicable laws and cannot be given on a quid pro quo basis. All political contributions made by Macy’s are reviewed and approved by our Law Department.
Amount of Political Contributions are Not Significant. Macy’s political contributions are not significant for a company our size. For the 2017 – 2018 election cycle, Macy’s direct political contributions were:

	2017	2018
Contributions to candidates from corporate funds	$36,500	$10,500
Contributions to candidates from the Macy’s Retail Issues Fund (a separate segregated fund)	0	2,000
Contributions to political action committees and issue coalitions from corporate funds	144,800	184,500
	$181,300	$197,000
The annual amount of these contributions is approximately 0.001% of Macy’s total assets at fiscal 2018 year-end, and 0.017% of net income and 0.0007% of net sales for fiscal 2018.
Government Regulatory and Disclosure Requirements. Because political contribution of all types must comply with extensive regulatory and public disclosure requirements, a system of reporting and accountability for our political contributions already exists and public information is available to address the concerns cited in this proposal.
Federal law currently prohibits corporations like Macy’s from contributing to candidates for federal office, national party committees, federal accounts of state parties and most types of political action committees (PACs). Accordingly, Macy’s does not make such contributions.
State and local political contribution rules vary widely and must be examined on a case-by-case basis when considering making a corporate or PAC donation to any state or local candidate, party committee, ballot initiative committee or other type of state or local political committee. In accordance with applicable state law, any such contribution is required to be disclosed either by the recipient or by the donor. Our state and local contributions are therefore publicly available.
Trade Associations. We participate in certain industry trade and similar organizations with purposes that include advocacy and education on legislation that affect the retail industry. We exercise no control over these organizations, which may choose to exercise their right to engage in political activity. We are only one of many members of these organizations, and so disclosure of our contributions to these organizations would be of little value.

74  investors.macysinc.com

ITEM 4. SHAREHOLDER PROPOSAL RE: “POLITICAL DISCLOSURE”
Disclosing Our Political Contributions May Outsize Our Community Support. Macy’s is proud to be an integral part of the local communities we serve as an employer, a hub for both connection and commerce, and as a socially responsible corporate citizen. We raised and donated $52 million to non-profit organizations in 2018 and our colleagues contributed 133,000 hours of community service and volunteerism in 2018. American politics and political campaigns are an extremely divisive topic and the proposal’s required political disclosures may overshadow our community contributions and support by focusing on an economically insignificant but potentially charged topic.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE AGAINST THE ADOPTION OF THE SHAREHOLDER PROPOSAL.

Macy’s, Inc. 2019 Notice of Meeting and Proxy Statement  75

ITEM 5. SHAREHOLDER PROPOSAL RE: “RECRUITMENT AND FORCED LABOR”
ITEM 5. SHAREHOLDER PROPOSAL RE: “RECRUITMENT AND FORCED LABOR”

The following shareholder proposal will be voted on at the 2019 Annual Meeting only if properly presented by or on behalf of one of the shareholder proponents.
The Board of Directors has recommended a vote AGAINST the proposal for the reasons set forth below the proposal.

Shareholder Proposal on Recruitment and Forced Labor
The Priests of the Sacred Heart (“Priests”), 7373 S. Highway 100, P.O. Box 289, Hales Corners, WI 53130-0289, who holds, as of December 4, 2018, 892 shares of Macy’s, Inc. common stock, is a proponent and lead filer of the shareholder proposal. Additional co-filer proponents (and shares of Macy’s, Inc. common stock owned as of December 4, 2018) include Daughters of Charity, Inc., 2039 No. Geyer Rd., St. Louis, MO 63131 (93 shares); School Sisters of Notre Dame, 13105 Watertown Plank Road, Elm Grove, WI 53122-2291 (170 shares); Friends Fiduciary Corporation, 1650 Arch Street, Suite 1904, Philadelphia, PA 19103 (more than 8,500 shares); and The Sisters of St. Francis of Philadelphia, 609 South Convent Road, Aston, PA 19014-1207 (94 shares). The proposal and supporting statement submitted by the proponents are set forth below.
“WHEREAS, recent global estimates found that 16 million people are trapped in conditions of forced labor in extended private sector supply chains, generating over $150 billion in profits for illegal labor recruiters and employers though underpayment of wages. Of these workers, over 70% are in debt bondage and forced to work in industries such as manufacturing. Migrant workers globally are prime targets for exploitation, including discrimination, retaliation, debt bondage, illegal deductions from wages and confiscated or restricted access to personal documents, limiting workers’ freedom of movement leading to forced labor and human trafficking.
Corporations have a responsibility to respect human rights within company-owned operations and through business relationships. This expectation is delineated in the United Nations Guiding Principles on Business and Human Rights and the OECD Due Diligence Guidance for Responsible Supply Chains in the Garment and Footwear Sector. Societal expectations have increased requiring companies to conduct human rights due diligence, informed by the core international human rights instruments, to assess, identify, prevent and mitigate adverse human rights impacts. Regulatory requirements in the State of California, the United Kingdom, Australia and France require companies to report on their actions to eradicate human trafficking and slavery. Any company directly or indirectly employing migrant workers must have a policy that assesses if workers are being recruited into debt bondage, forced labor and, ultimately, slavery.
The 2018 Corporate Human Rights Benchmark gives Macy’s, Inc. (Macy’s) an overall score of 4.1 out of 100. This compares poorly with scores from peer companies Marks & Spencer (70), Gap (52), and Hennes & Mauritz (50). Macy’s Vendor & Supplier Code of Conduct does prohibit the use of forced labor, slavery and human trafficking in the company’s supply chains and the company has posted a report on its website in accordance with the California Transparency Supply Chains Act (SB 657). However, Macy’s has no formal commitment to respect human rights or remedy adverse impacts; no clear evidence of Board commitment, management incentives, or engagement with stakeholders; does not disclose whether it embeds respect for human rights in company culture and management systems, conducts human rights risks assessments, or implements processes to ensure no child or forced labor, freedom of association and collective bargaining, and payment of a living wage.
Given the company’s lack of risk mitigation and disclosure, investors have insufficient information to gauge how well the company is addressing this serious risk to the company and to workers.
RESOLVED, that shareholders request the Board of Directors of Macy’s to report, at reasonable cost and omitting proprietary information, on the Company’s process for identifying and analyzing potential and actual human rights risks of operations and its supply chain by December 2019.
SUPPORTING STATEMENT: In developing the report, the Company could consider:
•
Human rights principles used to frame the assessment;

•
Frequency of assessment;

•
Methodology used to track and measure performance on forced labor risks; and

•
How the results of the assessment are incorporated into company policies and decision-making.”

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ITEM 5. SHAREHOLDER PROPOSAL RE: “RECRUITMENT AND FORCED LABOR”
Board of Directors’ Statement in Opposition to Shareholder Proposal
The Board of Directors carefully considered this proposal and concluded that its adoption is not necessary because we have corporate policies addressing human rights risks of operations and in our supply chain and would not be in our shareholders’ best interest for the reasons outlined below.
Ensuring Wellbeing of All People is a Core Principle. Macy’s commitment to human rights is embedded in our corporate values inherent in being a consumer-focused organization. We believe that all people matter. We show our commitment to human rights through multiple corporate policies incorporating standards of conduct, audits and due diligence assessments, processes for assessing risk and addressing violations, as well as training. Our corporate policies are carried out by senior management with oversight by our Board of Directors.
Corporate Policies Addressing Human Rights. We agree with the principles on which this proposal is based and have already taken steps that address the concerns expressed. We have policies and procedures to identify, analyze and mitigate human rights risks of operations and in our supply chain. Our corporate policies addressing human rights include, among others:
•
Vendor Code of Conduct. Since 1995, Macy’s, Inc. has required its Macy’s private label vendors to comply with our Vendor and Supplier Code of Conduct that sets clear, stringent standards and requirements for suppliers doing business with Macy’s, Inc. The Vendor Code is designed to help protect workers both in this county and abroad, and requires compliance with child, forced labor, wage and hour, and unsafe working condition standards. Between 2013 and 2017 we terminated our business relationships with 78 factories for non-compliance with the Vendor Code.

•
Human Trafficking. In accordance with the California Transparency Supply Chains Act, Macy’s and Bloomingdale’s efforts to address human trafficking and slavery in the direct supply chain, which includes both private and national brands, include:

•
Verification – Macy’s supply and legal executives meet both annually and as needed to assess the risk of human trafficking and slavery in our supply chains and whether our policies and procedures appropriately address those risks.

•
Audits – Independent third-party monitors conduct annual compliance audits of our private brand suppliers to identify possible areas of non-compliance with our Vendor and Supplier Code of Conduct or potential risks in our private brands supply chain, while contractually holding our national brand suppliers to the same level of due diligence. We investigate any reports alleging human trafficking and slavery in the supply chain and action is taken against any supplier for non-compliance. From 2011 – 2013 over 70 factories were terminated for non-compliance with the Vendor Code. Results and learnings of audits are incorporated into company policies and decision-making.
•
Certification – Suppliers confirm their agreement to comply with the Vendor Code, which incorporates local laws and is based on international standards such as International Labor Organization (ILO) and United Nations (UN) regulations, when accepting each purchase order.

•
Training – Human trafficking is addressed annually in Code of Conduct or General Legal Compliance training provided to supervisory and selected administrative personnel within the general employee population. Employees responsible for supply-chain decisions for private brands receive more detailed training on identifying and addressing human trafficking and slavery in our supply chain.

•
Labor Practices. Macy’s does business only with manufacturers and suppliers that share our commitment to fair labor practices, including adherence to laws that protect workers and their salaries. We require all vendors to acknowledge our policy requiring full compliance with all laws in the manufacture of products carried in Macy’s stores. We routinely inspect factories for contract compliance as well as compliance with laws and regulations dealing with child or forced labor and unsafe working conditions.

•
High Risk Violations. Macy’s Merchandising Group considers certain violations of the Vendor Code of Conduct to be extremely problematic and deemed “high risk” violations, including child or forced labor, freedom of movement, slavery or human trafficking, physical abuse, homeworkers and attempted bribery or kickback. A “high risk” violation of the Vendor Code of Conduct can result in the facility or supplier being placed under immediate review directed by senior management. Confirmed high-risk violations result in immediate suspension of future orders and possible deletion from supplier database. During 2013-2017, 84 factories fell under the category of High Risk – 6 were allowed to remain active pending corrective action and 78 were terminated.

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ITEM 5. SHAREHOLDER PROPOSAL RE: “RECRUITMENT AND FORCED LABOR”
•
Fine Jewelry and Cotton. Macy’s does not knowingly purchase any diamonds, gemstones, precious metals, pearls or other fine jewelry product used to fund illegal, violent, inhumane or terrorist activity and informs its vendors of this policy. Macy’s Merchandising Group bans the use of cotton sourced from Uzbekistan and Turkmenistan in its private label products due to use of forced and child labor.

Macy’s human rights policies are described in our corporate social responsibility report available on our website.
The Board of Directors believes our corporate policies clearly describe our process for identifying and analyzing human rights risks of operations and in our supply chain, and include the items indicated in the proposal that the company could consider in developing the report, rendering the proposal duplicative and unnecessary.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE AGAINST THE ADOPTION OF THE SHAREHOLDER PROPOSAL.

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STOCK OWNERSHIP

Certain Beneficial Owners. The following table sets forth information as to the beneficial ownership of each person known to Macy’s to own more than 5% of Macy’s outstanding common stock as of March 21, 2019 based on ownership reports filed by such persons with the SEC prior to that date.

Name and Address	Date of Most Recent Schedule 13G Filing	Number of Shares	Percent of Class
The Vanguard Group(1) 100 Vanguard Blvd. Malvern, PA 19355	February 12, 2019	37,098,267	12.0%
BlackRock, Inc.(2) 55 East 52nd Street New York, NY 10055	February 6, 2019	29,952,622	9.7%
AQR Capital Management, LLC and AQR Capital Management Holdings, LLC(3) Two Greenwich Plaza Greenwich, CT 06830	February 14, 2019	17,214,592	5.6%
State Street Corporation(4) One Lincoln Street Boston, MA 02111	February 14, 2019	15,621,016	5.1%
(1)
Based on a Schedule 13G/A filed with the SEC by The Vanguard Group (Vanguard) on February 12, 2019. The Schedule 13G/A reports that, as of December 31, 2018, Vanguard had sole voting power over 361,554 shares, shared voting power over 78,437 shares, sole dispositive power over 36,672,085 shares and shared dispositive power over 426,182 shares of Macy’s common stock. The Schedule 13G/A also reports that Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of Vanguard, is the beneficial owner of 262,277 of the shares as a result of its serving as investment manager of collective trust accounts, and Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of Vanguard, is the beneficial owner of 259,290 of the shares as a result of its serving as investment manager of Australian investment offerings.

(2)
Based on a Schedule 13G/A filed with the SEC by BlackRock, Inc. (Blackrock) on February 6, 2019. The Schedule 13G/A reports that, as of December 31, 2018, BlackRock had sole voting power over 26,705,124 shares and sole dispositive power over 29,952,622 shares of Macy’s common stock.

(3)
Based on a Schedule 13G filing with the SEC by AQR Capital Management, LLC (AQR) and AQR Capital Management Holdings, LLC (AQR Holdings) on February 14, 2019. The Schedule 13G reports that, as of December 31, 2018, AQR and AQR Holdings had shared voting power and shared dispositive power over 17,214,592 shares of Macy’s common stock.

(4)
Based on a Schedule 13G filing with the SEC by State Street Corporation (State Street) on February 14, 2019. The Schedule 13G reports that, as of December 31, 2018, State Street had shared voting power over 13,867,706 shares and shared dispositive power over 15,617,518 shares of Macy’s common stock.

Stock Ownership of Directors and Executive Officers. The following table sets forth the shares of Macy’s common stock beneficially owned (or deemed to be beneficially owned pursuant to SEC rules), as of March 21, 2019 by each director who is not an employee of Macy’s, by each executive named in the 2018 Summary Compensation Table, and by our directors and executive officers as a group. The business address of each of the individuals named in the table is 7 West Seventh Street, Cincinnati, Ohio 45202.

	Number of Shares
Name	(1)	(2)	Percent of Class
David P. Abney	0	0	*
Francis S. Blake	0	0	*
John A. Bryant	9,825	0	*
Deirdre P. Connelly	17,092	10,000	*
Leslie D. Hale	0	0	*
William H. Lenehan	11,214	0	*
Sara Levinson	0	0	*
Joyce M. Roché	13,647	10,000	*
Paul C. Varga	850	0	*
Marna C. Whittington	44,834	0	*
Jeff Gennette	640,500	537,479	*
Paula A. Price	0	0	*
Karen M. Hoguet	502,772	294,122	*
Harry A. Lawton III	198,280	172,242	*
Elisa D. Garcia	101,189	95,090	*
Danielle L. Kirgan	50,895	50,895	*
All directors and executive officers as a group (16 persons)(3)	1,682,030	1,260,089	*
*
Less than 1%.

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STOCK OWNERSHIP
(1)
Aggregate number of shares of Macy’s common stock currently held or which may be acquired within 60 days after March 21, 2019 through the exercise of options or the vesting of restricted stock units granted under the 2018 Equity Plan, the 2009 Omnibus Plan, or the 1994 Stock Plan.

(2)
Number of shares of Macy’s common stock which may be acquired within 60 days after March 21, 2019 through the exercise of options or the vesting of restricted stock units granted under the 2018 Equity Plan, the 2009 Omnibus Plan and the 1994 Stock Plan.

(3)
Includes Ms. Hoguet who was not serving as an executive officer at the end of fiscal 2018.

The foregoing table does not reflect stock credits issued under the Executive Deferred Compensation Plan or the Director Deferred Compensation Plan. The Executive Deferred Compensation Plan has not been approved by shareholders. Pursuant to the Executive Deferred Compensation Plan and the Director Deferred Compensation Plan, eligible executives and Non-Employee Directors, respectively, may elect to receive a portion of their cash compensation in the form of stock credits. Each stock credit entitles the holder to receive one share of Macy’s common stock upon termination of employment or service with Macy’s. Payments include dividend equivalents on the stock credits.
Securities Authorized for Issuance Under Equity Compensation Plans. The following table presents certain aggregate information, as of February 2, 2019, with respect to the 2018 Equity Plan, the 2009 Omnibus Plan and the 1994 Stock Plan (included on the line captioned “Equity compensation plans approved by security holders”).

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights (a) (thousands)	Weighted average exercise price of outstanding options, warrants and rights ($) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(c) (thousands)
Equity compensation plans approved by security holders	18,893	39.73	19,604
Equity compensation plans not approved by security holders	0	0	0
Total	18,893	39.73	19,604

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and persons who beneficially own more than 10% of our common stock to file with the SEC reports of ownership and changes in ownership of common stock. These persons are required to furnish the Company with copies of all Section 16(a) reports they file.
To our knowledge, based solely on a review of the reports furnished to the Company and written representations signed by all directors and executive officers that no other reports were required for fiscal 2018, all reports required by Section 16(a) of the Exchange Act to be filed by directors, executive officers and beneficial owners of more than 10% of our common stock were timely filed.

POLICY ON RELATED PERSON TRANSACTIONS

The Board of Directors has adopted a written policy for approval of transactions in which 1) Macy’s was or is to be a participant, 2) the amount involved exceeds $120,000 and 3) any Director, executive officer or 5% or greater shareholder (or any immediate family member) has a direct or indirect material interest (“Related Person Transaction”). This policy is available on our website at www.macysinc.com/investors/corporate-governance/governance-documents.
The policy includes a list of categories of transactions identified by the Board as having no significant potential for actual or apparent conflict of interest or improper benefit that are not subject to review by the NCG Committee, such as ordinary course transactions with other entities and charitable contributions not exceeding certain dollar thresholds.
Directors and executive officers annually complete a Directors’ and Officers’ Questionnaire designed to identify Related Person Transactions and conflicts of interest. We also inquire about the nature and extent of business we conduct with companies for whom these individuals serve as directors or executive officers. See “Further Information Concerning the Board of Directors – Director Independence.” Our chief legal officer reviews any identified transactions. If determined that the Director or executive officer has a direct or indirect material interest in a transaction, our chief legal officer brings the matter to the attention of the NCG Committee for further review. Based on records available to us, there were no Related Person Transactions in fiscal 2018.
Our Non-Employee Director Code of Business Conduct and Ethics and our Code of Conduct require all employees, including our officers and Non-Employee Directors, to avoid situations that may impact their ability to carry out their duties in an independent and objective fashion, including by having a financial interest in suppliers. Circumstances that may compromise their ability to perform independently must be disclosed to the chief legal officer or in the case of the Named Executives and the Non-Employee Directors, to the chair of the NCG Committee.

Macy’s, Inc. 2019 Notice of Meeting and Proxy Statement  81

ANNUAL MEETING AND VOTING INFORMATION

The record date for the annual meeting is March 21, 2019. If you were a shareholder of record of Macy’s common stock at the close of business on the record date, you are entitled to one vote for each share owned on each matter listed in the notice of meeting. As of the record date, 308,263,708 shares of Macy’s common stock were outstanding, excluding shares held in treasury.

CONFIDENTIAL SHAREHOLDER VOTING POLICY
Our Board has adopted a policy under which all voting materials that identify the votes of specific shareholders will be kept confidential and will not be disclosed to our officers, directors, employees or third parties except in the following circumstances:
•
if required by law;

•
to persons engaged in receiving, counting, tabulating or solicitating proxies who have agreed to maintain shareholder confidentiality as provided in the policy;

•
in instances shareholders write comments on their proxy cards or otherwise consent to disclosure of their vote to Macy’s management;

•
in a proxy contest or a solicitation of proxies in opposition to the voting recommendations of the Board of Directors;

•
in respect of a shareholder proposal that the NCG Committee, after allowing the proponent an opportunity to present its views, determines is not in the best interests of Macy’s and its shareholders; and

•
if representatives of Macy’s determine in good faith that a bona fide dispute exists as to the authenticity or tabulation of voting materials.

The policy will apply to the annual meeting.

QUORUM
Under our By-Laws, a majority of the votes that can be cast must be present in person or by proxy to hold the annual meeting. Abstentions and shares represented by “broker non-votes,” as described below, will be counted as present and entitled to vote for purposes of determining the presence of a quorum. If there is not a quorum, we may adjourn the meeting to a subsequent date to solicit additional votes for obtaining a quorum.

VOTE REQUIRED FOR EACH PROPOSAL AND BOARD RECOMMENDATION
Voting Item	Voting Standard	Treatment of Abstentions and Broker Non-Votes	Board Recommendations
Election of directors	Majority of votes cast	Not counted as votes cast and therefore no effect	✔ FOR each nominee
Ratification of the appointment of KPMG LLP	Majority of votes cast	Abstentions not counted as votes cast and therefore no effect; broker discretionary voting allowed	✔ FOR
Approval of named executive officer compensation	Majority of votes cast	Not counted as votes cast and therefore no effect	✔ FOR
Shareholder proposal on political disclosure	Majority of votes cast	Abstentions counted as votes cast and have effect of a vote against the proposal; broker non-votes not counted as votes cast and therefore no effect	✘ AGAINST
Shareholder proposal on recruitment and forced labor	Majority of votes cast	Abstentions counted as votes cast and have effect of a vote against the proposal; broker non-votes not counted as votes cast and therefore no effect	✘ AGAINST
All shares of our common stock represented at the annual meeting by proxies properly submitted prior to or at the meeting will be voted in accordance with the instructions on the proxies, unless such proxies previously have been revoked. If no instructions are indicated, the shares will be voted in accordance with the Board’s recommendation.

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ANNUAL MEETING AND VOTING INFORMATION
MAJORITY VOTE STANDARD FOR DIRECTOR ELECTION
Any incumbent nominee for director who receives a greater number of votes cast “against” than votes cast “for” will continue to serve on the Board as a holdover director pursuant to Delaware law, but, pursuant to our director resignation policy, must tender his or her resignation for consideration by the NCG Committee. The NCG Committee will promptly consider the resignation and recommend to the Board the action to be taken. The Board will publicly disclose its decision within 90 days after certification of the election results. Any director who tenders his or her resignation pursuant to this policy will not participate in the NCG Committee’s recommendation or the Board’s consideration regarding whether to accept the tendered resignation.

BROKER NON-VOTES
“Broker non-votes” are shares held by a broker, bank or other nominee that are represented at the meeting, but the beneficial owner has not instructed the broker, bank or nominee how to vote the shares on a particular proposal, and the broker, bank or nominee does not have discretionary voting power on the proposal.

Methods of Voting Your Proxy
Registered Shareholders. You may vote in person at the annual meeting or by proxy. We recommend that you vote by proxy even if you plan to attend the annual meeting. You have three options for voting by proxy:
Over the Internet at www.proxyvote.com	Internet
You can vote over the Internet at the Web address shown on your Notice Regarding the Availability of Proxy Materials or your proxy card, if you received a proxy card, until 11:59 p.m., Eastern Time, on May 16, 2019. Internet voting is available 24 hours a day, seven days a week. When you vote over the Internet, you should not return your proxy card.
By telephone at 1 (800)-690-6903	Telephone
You can vote by telephone by calling 1-800-690-6903 until 11:59 p.m., Eastern Time, on May 16, 2019. Telephone voting is available 24 hours a day, seven days a week. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded. When you vote by telephone, you should not return your proxy card.
By mailing your completed proxy to Macy’s, Inc. c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717
Mail
If you received a proxy card, you can vote by mail by signing, dating and mailing your proxy card in the postage-paid envelope included with this proxy statement. Your proxy card must be received prior to 11:59 p.m., Eastern Time, on May 16, 2019.

Voting Shares Held in Street Name. A number of banks and brokerage firms participate in a program that permits shareholders whose shares are held in street name to direct their vote over the Internet or by telephone. If your bank or brokerage firm gives you this opportunity, the voting instructions from your bank or brokerage firm that accompany this proxy statement will tell you how to use the Internet or telephone to direct the vote of shares held in your account. Votes directed over the Internet or by telephone through such a program must be received by 11:59 p.m., Eastern Time, on Thursday, May 16, 2019. Requesting a proxy prior to the above deadline will automatically cancel any voting directions previously given over the Internet or by telephone with respect to your shares.
Directing the voting of your shares will not affect your right to vote in person if you decide to attend the meeting; however, you must first obtain a signed and properly executed proxy from your bank, broker or other nominee to vote your shares held in street name at the meeting. Without your instructions, your broker or brokerage firm is permitted to use its discretion and vote your shares on certain routine matters (such as Item 2), but is not permitted to use discretion and vote your uninstructed shares on non-routine matters (such as Items 1, 3, 4 and 5). Therefore, we encourage you to give voting instructions to your broker or brokerage firm on all matters being considered at the meeting.
Voting Shares Held in 401(k) Plan. If you participate in our 401(k) Retirement Investment Plan, you will receive a voting instruction card for the Macy’s common stock

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ANNUAL MEETING AND VOTING INFORMATION
allocated to your account in the plan. You may instruct the plan trustee on how to vote your proportional interest in any Macy’s shares held by the plan by following the instructions on the enclosed voting instruction card. The plan trustee must receive your voting instructions by 11:59 p.m., Eastern Time, on Tuesday, May 14, 2019.
The plan trustee will submit one proxy to vote all shares of Macy’s common stock in the plan. The trustee 1) will vote the shares of participants who submit voting instructions in accordance with their instructions and
2) will vote the shares of Macy’s common stock in the plan for which no voting instructions are received in the same proportion as the final votes of all participants who actually vote. If you do not submit voting instructions for the Macy’s shares allocated to your account by the voting deadline, those shares will be included with the other undirected shares and voted by the plan trustee as described above. Because the plan trustee submits one proxy to vote all shares of Macy’s common stock in the plan, you may not vote plan shares in person at the annual meeting.

REVOKING YOUR PROXY
If you are a registered shareholder, you may revoke your proxy at any time by:
•
submitting evidence of your revocation to Macy’s Corporate Secretary;

•
voting again over the Internet or by telephone prior to 11:59 p.m., Eastern Time, on May 16, 2019;

•
signing another proxy card bearing a later date and mailing it so it is received prior to 11:59 p.m., Eastern Time, on May 16, 2019; or

•
voting in person at the annual meeting, although attending the annual meeting will not, by itself, revoke a proxy.

If your shares are held in street name, you should contact your broker, bank or other holder of record about revoking your voting instructions and changing your vote prior to the annual meeting. For shares held in the 401(k) Plan, you may not revoke your proxy after 11:59 p.m., Eastern Time, on Tuesday, May 14, 2019.

ELECTRONIC DELIVERY OF PROXY STATEMENT AND ANNUAL REPORT
You can elect to view future proxy statements and annual reports over the Internet instead of receiving copies in the mail, and save the Company the cost of producing and mailing these documents, by:
•
following the instructions provided on your proxy card, voting instruction card or Notice Regarding the Availability of Proxy Materials; or

•
going to www.proxyvote.com and following the instructions provided.

If you choose to receive future proxy statements and annual reports over the Internet, you will receive an email message next year containing the Internet address to access future proxy statements and annual reports. This email will include instructions for voting over the Internet. If you have not elected electronic delivery, you will receive either printed materials in the mail or a notice indicating that the Proxy Solicitation Materials are available at www.proxyvote.com.

SHAREHOLDERS SHARING THE SAME ADDRESS
We have adopted a procedure called “householding,” which has been approved by the SEC. Under this procedure, we will deliver only one copy of our Notice of Internet Availability of Proxy Materials, and for those shareholders that received a paper copy of proxy materials in the mail, one copy of our fiscal 2018 annual report on Form 10-K to shareholders and this proxy statement, to multiple shareholders who share the same address (if they appear to be members of the same family) unless we have received contrary instructions from an affected shareholder. Shareholders who participate in householding will continue to receive separate proxy cards if they received a paper copy of proxy materials in the mail. This procedure reduces our printing costs, mailing costs and fees. If you are a shareholder, share an address and last name with one or more other shareholders and would like to revoke your householding consent or you are a shareholder eligible for householding and would like to participate in householding, please contact Broadridge, either by calling toll free at (866) 540-7095 or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. You will be removed from the householding program within 30 days of receipt of the revocation of your consent.
A number of brokerage firms have instituted householding. If you hold your shares in “street name,” please contact your bank, broker or other holder of record to request information about householding.

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SUBMISSION OF FUTURE SHAREHOLDER PROPOSALS
SUBMISSION OF FUTURE SHAREHOLDER PROPOSALS

Proposals for the 2020 Annual Meeting
Rule 14a-8. You may submit proposals on matters appropriate for shareholder action at Macy’s annual shareholders’ meetings in accordance with Rule 14a-8 under the Exchange Act. For such proposals to be included in our proxy materials for the 2020 annual meeting of shareholders, you must satisfy all applicable requirements of Rule 14a-8 and we must receive such proposals no later than December 5, 2019.
Advance Notice By-Law. Except in the case of proposals made in accordance with Rule 14a-8, our By-Laws require shareholders who bring business before an annual meeting of shareholders to deliver written notice to the Secretary of Macy’s not less than 60 days prior to the meeting. If the date of the meeting is not publicly announced by us in a report filed with the SEC, furnished to shareholders, or in a press release at least 75 days prior to the meeting date, notice must be delivered to the Secretary of Macy’s not later than the close of business on the 10th day following announcement of the meeting date. The By-Laws further require that the notice set forth a description of the business to be brought before the meeting and certain information concerning the shareholder proposing the business, including the shareholder’s name and address, the class and number of shares owned by the shareholder and any material interest of the shareholder in the business proposed. The chairman of the meeting may refuse to permit to be brought before the meeting any shareholder proposal (other than a proposal made in accordance with Rule 14a-8) not made in compliance with these requirements.
Proxy Access By-Law. Submissions of nominees for director under our proxy access by-law provision for the 2020 Annual Meeting must be submitted in compliance with the by-law provision no earlier than November 5, 2019 and no later than December 5, 2019. If the scheduled annual meeting date differs from the anniversary date of the prior year’s annual meeting by more than 30 calendar days, notice must be received not earlier than the close of business on the 120th calendar day and not later than the close of business on the 60th calendar day prior to the date of the annual meeting or, in the event the date of the annual meeting is not publicly announced at least 75 calendar days prior to the annual meeting date, notice must be received not later than the close of business on the 10th calendar day following the day on which the date of the annual meeting is first publicly announced.

OTHER MATTERS

Our Board knows of no other business to be presented at the annual meeting other than as described in this proxy statement. If any business properly comes before the annual meeting, the persons named in the enclosed form of proxy or their substitutes will vote the proxy in respect of such business in accordance with their best judgment pursuant to the discretionary authority conferred by the proxy.
We will bear the cost of preparing, assembling and mailing the proxy material. Our Annual Report for fiscal 2018, which is being mailed to shareholders with this proxy statement, is not to be regarded as proxy soliciting material. We may solicit proxies other than by mail, in that certain of our officers and regular employees, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies. We will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in so doing. We have engaged the firm of Georgeson, Inc., New York City, to assist in the solicitation of proxies on behalf of the Board. Georgeson will solicit proxies with respect to common stock held by brokers, bank nominees, other institutional holders and certain individuals, and will perform related services. It is anticipated that the cost of the solicitation service to us will not substantially exceed $9,000.

April 3, 2019

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OTHER MATTERS

PLEASE CAST YOUR VOTE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. IF YOU CHOOSE TO CAST YOUR VOTE BY COMPLETING THE ENCLOSED PROXY CARD, PLEASE RETURN IT PROMPTLY IN THE ENCLOSED ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

86  investors.macysinc.com

APPENDIX A
POLICY AND PROCEDURES FOR PRE-APPROVAL OF NON-AUDIT SERVICES BY OUTSIDE AUDITORS

I.
Authority to Approve Non-Audit Services

Except as noted below, the Audit Committee (the “Committee”) will approve in advance all permitted non-audit services(1) (the “Permitted NAS”).
A.
The Committee may delegate to the Chair of the Committee the authority to pre-approve Permitted NAS; provided that any such pre-approval of Permitted NAS granted by any such delegee must be presented to the Committee at its meeting next following the approval.

B.
Pre-approval is not required for any Permitted NAS if:

1.
the aggregate amount of any such Permitted NAS constitutes no more than five percent (5%) of the total revenues paid by Macy’s to its auditors during the fiscal year in which the Permitted NAS are provided;

2.
the Permitted NAS were not recognized at the time of the auditor’s engagement to be a Permitted NAS (i.e., either a service indicated as an audit service at the time of the engagement evolves over the course of the engagement to become a non-audit service, or a non-audit service not contemplated at all at the time of the engagement is performed by the outside auditor after the engagement is approved); and

3.
the Permitted NAS are promptly brought to the attention of the Committee (or its delegee) by management and approved prior to the completion of the audit.

II.
Disclosure of Permitted Non-Audit Services in Outside Auditor’s Engagement Letter

A.
The Committee is to receive an itemization in the outside auditor’s engagement letter of Permitted NAS that the outside auditors propose to deliver to Macy’s during the course of the year covered by the engagement and contemplated at the time of the engagement.
1.
In its submissions to management covering its proposed engagement the outside auditors are to include a statement that the delivery of Permitted NAS will not impair the independence of the outside auditors.

B.
Whether a Permitted NAS is set out in the auditor engagement letter or proposed by the outside auditors subsequent to the time the engagement letter is submitted, the Committee (or its delegee as described above) is to consider, with input from management, whether delivery of the Permitted NAS impairs independence of the outside auditors.

1.
The Committee is to evaluate, in making such consideration, the non-audit factors and other related principles (the “Qualifying Factors”) set out below.

•
Whether the service is being performed principally for the Audit Committee;

•
The effects of the service, if any, on audit effectiveness or on the quality and timeliness of Macy’s financial reporting process;

•
Whether the service would be performed by specialists (e.g., technology specialists) who ordinarily also provide recurring audit support;

•
Whether the service would be performed by outside audit personnel and, if so, whether it will enhance their knowledge of Macy’s business and operations;

•
Whether the role of those performing the service (e.g., a role where neutrality, impartiality and auditor skepticism are likely to be subverted) would be inconsistent with the outside auditor’s role;

(1)
The nine categories of prohibited non-audit services are: (i) bookkeeping or other services related to the accounting records or financial statements of the audit client; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing; (vi) management functions or human resources; (vii) broker or dealer, investment adviser, or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Macy’s, Inc. 2019 Notice of Meeting and Proxy Statement  A-1

APPENDIX A
•
Whether the outside audit firm’s personnel would be assuming a management role or creating a mutuality of interest with Macy’s management;

•
Whether the outside auditors, in effect, would be auditing their own numbers;

•
Whether the project must be started and completed very quickly;

•
Whether the outside audit firm has unique expertise in the service;

•
Whether the service entails the outside auditor serving in an advocacy role for Macy’s; and

•
The size of the fee(s) for the non-audit service(s).

III.
Annual Assessment of Policy

The Committee will determine on an annual basis whether to amend this policy.

A-2  investors.macysinc.com

Social Responsibility
Integrity and good corporate citizenship are part of Macy’s DNA. From responsible sourcing and sustainable practices to diversity policies and corporate governance, we are proud of our standards, but will always challenge ourselves to do more.
Macy’s, Inc. believes in giving back to our local communities. Our contributions, leadership and volunteer efforts help create stronger, healthier places for our customers and associates to work and live.
Collectively, contributions in 2018 from the company – as well as employee contributions through workplace giving campaigns and customer contributions through our signature giving programs – totaled more than $52 million. In addition, our associates gave more than 133,000 hours of their time for community service.
MACY’S • BLOOMINGDALE’S • BLUEMERCURY
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macysgreenliving.com

MACY'S, INC.7 WEST 7TH STREET CINCINNATI, OH 45202-2471VOTE BY INTERNET - www.proxyvote.comUse the Internet to transmit your voting instructions and to sign up for electronic delivery of information until 11:59 p.m. Eastern Time on May 16, 2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONSIf you would like to reduce the costs incurred by Macy's, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions until11:59 p.m. Eastern Time on May 16, 2019. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Macy's, Inc., c/o Broadridge,51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received prior to 11:59 p.m. Eastern Time on May 16, 2019.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E70865-P20593-Z74548KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYMACY'S, INC.The Board of Directors Recommends a Vote "For" the Following Nominees:1. ELECTION OF DIRECTORSFor Against Abstain1a. David P. Abney! ! !The Board of Directors Recommends a Vote "For" Item 2.2. Ratification of the appointment of KPMG LLP as Macy'sFor Against Abstain1b. Francis S. Blake1c. John A. Bryant1d. Deirdre P. Connelly1e. Jeff Gennette1f. Leslie D. Hale1g. William H. Lenehan1h. Sara Levinson1i. Joyce M. Roché1j. Paul C. Varga! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !independent registered public accounting firm for the fiscal ! ! !year ending February 1, 2020.The Board of Directors Recommends a Vote "For" Item 3.3. Advisory vote to approve named executive officer ! ! !compensation.The Board of Directors Recommends a Vote “Against” Item 4.4. Shareholder proposal on political disclosure. ! ! !The Board of Directors Recommends a Vote “Against” Item 5.5. Shareholder proposal on recruitment and forced labor. ! ! !NOTE: At their discretion, the proxies are authorized to vote upon such other business that may properly come before the meeting or any adjournment or adjournments thereof.1k. Marna C. Whittington! ! ! The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Shareholder(s). If no direction is made, and this proxy is returned, this proxy will be voted "FOR" all Nominees, "FOR" Items 2For address changes and/or comments, please check this box and write them on the back where indicated.Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer.and 3, and “AGAINST” Items 4 and 5. If any other matters properly come before the meeting, the person(s) named in this proxy will vote in their discretion.For purposes of the 2019 Annual Meeting, proxies will be held in confidence (subject to certain exceptions as set forth in the Proxy Statement) unless the undersigned checks the box to the left and provides comments where indicated on the reverse side. This proxy is governed by the laws of the State of Delaware.Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Form 10-K and Notice and Proxy Statement are available at www.proxyvote.com. E70866-P20593-Z74548 MACY'S, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF SHAREHOLDERS May 17, 2019 The undersigned Shareholder(s) hereby appoint(s) Joyce M. Roché and Marna C. Whittington, or either of them, as proxies, each with the power to appoint her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Macy’s, Inc. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 11:00 a.m. Eastern Time on May 17, 2019, at the Macy’s, Inc. corporate offices located at 7 West 7th Street, Cincinnati, Ohio 45202, and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, AND THIS PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES FOR THE BOARD OF DIRECTORS LISTED IN ITEM 1 ON THE REVERSE SIDE, "FOR" ITEMS 2 AND 3, AND “AGAINST” ITEMS 4 AND 5. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) CONTINUED AND TO BE SIGNED ON REVERSE SIDE

MACY'S, INC. 7 WEST 7TH STREET CINCINNATI, OH 45202-2471 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and to sign up for electronic delivery of information until 11:59 p.m. Eastern Time on May 14, 2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by Macy's, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m. Eastern Time on May 14, 2019. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Macy's, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received prior to 11:59 p.m. Eastern Time on May 14, 2019. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E70867-P20593-Z74548 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY MACY'S, INC. The Board of Directors Recommends a Vote "For" the Following Nominees: 1. ELECTION OF DIRECTORS For Against Abstain 1a. David P. Abney ! ! ! The Board of Directors Recommends a Vote "For" Item 2. 2. Ratification of the appointment of KPMG LLP as Macy's For Against Abstain 1b. Francis S. Blake 1c. John A. Bryant 1d. Deirdre P. Connelly 1e. Jeff Gennette 1f. Leslie D. Hale 1g. William H. Lenehan 1h. Sara Levinson 1i. Joyce M. Roché 1j. Paul C. Varga 1k. Marna C. Whittington ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! independent registered public accounting firm for the fiscal ! ! ! year ending February 1, 2020. The Board of Directors Recommends a Vote "For" Item 3. 3. Advisory vote to approve named executive officer ! ! ! compensation. The Board of Directors Recommends a Vote “Against” Item 4. 4. Shareholder proposal on political disclosure. ! ! ! The Board of Directors Recommends a Vote “Against” Item 5. 5. Shareholder proposal on recruitment and forced labor. ! ! ! NOTE: At their discretion, the proxies are authorized to vote upon such other business that may properly come before the meeting or any adjournment or adjournments thereof. The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Shareholder(s). If no direction is made, and this proxy is returned, this proxy will be voted "FOR" all Nominees, "FOR" Items 2 For address changes and/or comments, please check this box and write them on the back where indicated. Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer. and 3, and “AGAINST” Items 4 and 5. If any other matters properly come before the meeting, the person(s) named in this proxy will vote in their discretion. For purposes of the 2019 Annual Meeting, proxies will be held in confidence (subject to certain exceptions as set forth in the Proxy Statement) unless the undersigned checks the box to the left and provides comments where indicated on the reverse side. This proxy is governed by the laws of the State of Delaware. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Annual Report, Form 10-K and Notice and Proxy Statement are available at www.proxyvote.com. E70868-P20593-Z74548MACY'S, INC.To: J.P. Morgan Chase Bank, as Trustee for the Macy’s, Inc. 401(k) Retirement Investment Plan.ANNUAL MEETING OF SHAREHOLDERS May 17, 2019I acknowledge receipt of the Letter to Shareholders, the Notice of Annual Meeting of Shareholders of Macy’s, Inc. to be held on May 17, 2019, and the related Proxy Instructions.As to my proportional interest in any stock of Macy’s, Inc. registered in your name, you are directed as indicated on the reverse side as to the matters listed in the form of Proxy solicited by the Board of Directors of Macy’s, Inc. I understand that if I sign this instruction card on the other side and return it without otherwise indicating my voting instructions, it will be understood that I wish my proportional interest in the shares to be voted by you in accordance with the recommendations of the Board of Directors of Macy’s, Inc. as to Items 1 through 5. If my voting instructions are not received by 11:59 p.m. Eastern Time on May 14, 2019, I understand that you will vote my proportional interest in the same ratio as you vote the proportional interest for which you receive instructions from other plan participants.If any such stock is registered in the name of your nominee, the authority and directions herein shall extend to such nominee.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, AND THIS PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES FOR THE BOARD OF DIRECTORS LISTED IN ITEM 1 ON THE REVERSE SIDE, "FOR" ITEMS 2 AND 3, AND “AGAINST” ITEMS 4 AND 5.PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPEAddress Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)CONTINUED AND TO BE SIGNED ON REVERSE SIDE